The Target
Portfolio Trust(R)
Annual Report
December 31, 2001

Target

A STRUCTURED AND PERSONALIZED INVESTMENT PROGRAM
(Logo) Target Portfolio Trust
(Logo) Prudential Financial


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(Logo) Target Portfolio Trust

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The Target Portfolio Trust

Table of Contents
                                               Page
Shareholder Letter                                2
Target's Shareholder Services                    11
Portfolio of Investments:
     Large Capitalization Growth Portfolio       12
     Large Capitalization Value Portfolio        14
     Small Capitalization Growth Portfolio       20
     Small Capitalization Value Portfolio        23
     International Equity Portfolio              26
     International Bond Portfolio                29
     Total Return Bond Portfolio                 31
     Intermediate-Term Bond Portfolio            37
     Mortgage Backed Securities Portfolio        43
     U.S. Government Money Market Portfolio      45
Statements of Assets and Liabilities             46
Statements of Operations                         48
Statements of Changes in Net Assets              50
Financial Highlights                             52
Notes to Financial Statements                    59
Report of Independent Accountants                67
Federal Income Tax Information                   68
Management of the Trust                          69

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Dear Target Shareholder:                          February 15, 2002

Growth of the U.S. economy slowed in the year 2000 and began to contract even further in March 2001, according to the National Bureau of Economic Research, which officially declared on November 26, 2001, that the economy was in a recession. The contraction was concentrated in manufacturing industries as capital spending dropped sharply and overbuilt inventories were worked off. National economic statistics also showed that corporate profits in the third quarter of 2001 (the most recent available at year-end) were 18.7% below those of the corresponding quarter of 2000. Investors anticipated such statistics well in advance of their release. The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) peaked at the end of January and fell 30% before bottoming on September 21. Although the terrorist attacks of September 11 provided the last jolt to the economy, their enduring impact was primarily on airline stocks,

Average Annual Total Returns as of December 31, 2001
                                                       Since
Portfolios                      One Year  Five Years Inception(1)

Large Capitalization Growth      -31.36%    11.07%    10.21%
Large Capitalization Value        -0.30      6.81      8.91
Small Capitalization Growth      -20.53      4.06      7.87 (7.86)(2)
Small Capitalization Value        15.48     10.64     11.50
International Equity             -25.69     -0.03      5.79
International Bond                -6.67     -3.15      0.02 (-0.06)(2)
Total Return Bond                  6.89      6.07      6.24 (6.21)(2)
Intermediate-Term Bond             7.11      5.94      5.98
Mortgage Backed Securities         6.72      5.86      6.06 (6.01)(2)

Note: The Average Annual Total Returns for the Target Portfolios assume the imposition of the maximum Target annual advisory fee of 1.5% for stock portfolios and 1.0% for bond portfolios for retail investors.

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) The inception date for all portfolios is 1/5/93, except for International Bond, which is 5/17/94.
(2) Without waiver of management fees and/or expense subsidization, the Portfolio's Average Annual Total Returns would have been lower, as indicated in parentheses.


as seen in the over 30% decline of the S&P Airlines Index for the year. The S&P 500 Index rose 19% from its low through year-end. Nonetheless, over the full year, it was down 12%, marking the first time since 1973-1974 that it had two successive negative years.

Value outperforms growth
Stocks of the largest companies declined the most. The S&P 500 Index was pulled down by Enron's bankruptcy, and also by share declines of several very large companies. Cisco Systems, EMC, Merck, General Electric, Oracle, Sun Microsystems, and America Online were among the greatest detractors. In contrast, market gains were concentrated in small-cap value stocks, as evidenced by the Russell 2000 Value Index's gain of 14% for the year. In the broad market, as measured by the Russell 3000 indexes, the Value Index performed substantially better than the Growth Index, returning -4% to the Growth Index's -20%. The value investing advantage was apparent at every capitalization level.

Consumer cyclicals bounce back
Consumer cyclicals was the only economic sector with a significant share-price gain (11%), rebounding from poor returns in the latter half of 2000 and boosted by sustained consumer spending. Leisure time, homebuilding, toys, and household furnishings and appliances were all among the best performing of the 87 industry groups. Best Buy, J.C. Penney, Circuit City, and Lowes Companies were among the best-performing stocks--all more than doubled over the year. The technology sector and the utilities sectors--utilities (for power utilities) and telecommunications Services--were at the bottom of the market, with the 62% decline of the communications equipment group at the very bottom. Natural gas, oil-well equipment and services, and oil and gas drilling were also among the worst performers.

Global markets mirror U.S.
A similar pattern was repeated globally, with the MSCI World Internet Software and Services, MSCI Communications Equipment, and MSCI Multi-Utility

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Indexes down more than 50% (in U.S. dollars), and positive returns concentrated in the various retailer indexes. Geographically, the only positive return in an MSCI-developed market country index was New Zealand's 6%. Positive returns were more common among emerging market countries, particularly Asia, Latin America, and Russia. As in the United States, the MSCI World Index bottomed in September.

Equity Outlook

Economic recovery expected
Most Wall Street economists are predicting an economic recovery by mid-2002, but the level of uncertainty is high, particularly regarding the strength of the recovery. On the one hand, there is a good deal of faith in the historical record of monetary and fiscal stimuli causing economic acceleration; on the other, response to the 11 interest-rate cuts the Federal Reserve (the Fed) implemented throughout 2001, starting at the beginning of the year, was slow. Moreover, this recession was different in that it was sparked by an excess of investment, not consumption. The events of September 11 nailed down the certainty of a full-fledged recession, but their actual impact on economic activity is still unclear, except for a slowdown in air travel and long-distance tourism.

The sharp cessation of capital spending in 2000 and the rapid reduction of inventories through 2001 set the stage for renewed business spending to meet consumer spending, which has been sustained by strong personal income gains and continued borrowing. Data released in January indicated an upward trend in manufacturing and an increase in home mortgage applications. A U.S. upswing is likely to be the engine for a broad-based global recovery, with a 6- to 12-month lag.

The profit picture is not rosy
Although the U.S. profit contraction began in 2000, I/B/E/S analysts' estimates for 2001 profits for S&P 500 companies are 15.6% lower than in 2000. This is one of the larger annual profit declines recorded. However, companies in most industries have reported that the massive inventory correction that began in

Performance Summary as of December 31, 2001
                                    12/31/01  12/31/00 12-Month(1)  No. of
Portfolios                             NAV       NAV   Total Return Funds(2)

Large Capitalization Growth           $16.15    $23.20    30.32%
Lipper Large-Cap Growth Fd. Avg.                         -22.94     840
Large Capitalization Value             12.45     12.64     1.21
Lipper Multi-Cap Value Fd. Avg.                           -1.78     482
Small Capitalization Growth            10.56     13.09   -19.33
Lipper Small-Cap Growth Fd. Avg.                         -10.79     383
Small Capitalization Value             17.54     16.88    17.23
Lipper Small-Cap Value Fd. Avg.                           16.39     283
International Equity                   10.10     13.52   -24.56
Lipper International Value Fd. Avg.                      -21.71     759
International Bond                      7.46      8.08    -5.73
Lipper Intl. Income Fd. Avg.                               0.66      47
Total Return Bond                      10.42     10.27     7.97
Lipper Corp. Debt BBB-Rated Fd. Avg.                       7.41     151
Intermediate-Term Bond                 10.23     10.23     8.19
Lipper Inter. Inv-Grade Debt Fd. Avg.                      7.59     325
Mortgage Backed Securities             10.44     10.31     7.79
Lipper U.S. Mortgage Fd. Avg.                              7.58      61
U.S. Government Money Market(3)         1.00      1.00     3.77
Lipper U.S. Gov't. Money Mkt. Fd. Avg.                     3.50     134
7-Day Current Yield                     1.30%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(1) Source: Lipper Inc. for Lipper averages and Prudential Investments LLC for Target returns. Target returns are in boldface type. Total returns assume the reinvestment of all dividends and distributions, and take into account all charges and expenses applicable to an investment in each portfolio, except the annual Target advisory fee. For retail accounts, the maximum annual advisory fee is 1.5% of equity portfolio assets and 1.0% of bond portfolio assets. For retirement accounts, the maximum advisory fees are 1.25% and 1.35% of equity portfolio and bond portfolio assets, respectively. The total returns in the table above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

(2) Represents the number of funds in each Lipper category.

(3) An investment in the U.S. Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

The Lipper averages are unmanaged. These returns would be lower if they included the effect of sales charges or taxes. Large-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Large-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price/earnings, book value, asset value, or other factors. Small-Cap Growth funds normally invest in companies with long-term earnings expected to grow significantly faster than the earnings of stocks represented in a major unmanaged stock index. Small-Cap Value funds seek long-term growth of capital by investing in companies that are considered undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. International funds invest their assets in securities with primary trading markets outside the United States. International Income funds invest primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, excluding the United States, except in periods of market weakness. Corporate Debt BBB-Rated funds invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. Intermediate Investment-Grade Debt funds invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of 5 to 10 years. U.S. Mortgage funds invest at least 65% of their assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies. U.S. Government Money Market funds invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities with dollar-weighted average maturities of less than 90 days. These money market funds intend to keep a constant net asset value.

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2000 has run its course. Analysts estimate that 2002 earnings will rise
14.3% from the low 2001 base level. (Of the 1,204 fourth-quarter profit announcements in the first week of the new year, 25% were positive, compared with a 16% average for the same period in the first three quarters.)

On average, share prices for S&P 500 Index stocks at the end of 2001 were 23.5 times 2002 earnings estimates. Such valuations are more common at the end of a bull market than at its beginning. In fact, not since World War II has the United States begun a recovery with P/Es so high. This suggests that any gains for the market as a whole will be only modest. However, in this situation, stock-picking may differentiate funds more than it did when the whole market was rising rapidly.

In addition, markets respond to subjective factors as well as quantitative ones. Favorable business and consumer news, fiscal stimulus put in place by the U.S. government following the terrorist attacks, and the 11 rate cuts instituted by the Fed should result in more confident capital markets in the United States.

Small companies are more economically sensitive than large ones, thus small-cap stocks have usually trailed going into a recession and led coming out. Although much of the huge valuation gap between large and small caps that developed between 1994 and 1998 has been bridged, small caps are still attractively priced.

How did our portfolios perform?
The Large Capitalization Growth Portfolio, subadvised by Columbus
Circle Investors (CCI) and Oak Associates, Ltd., posted a -30.32% return over the 12-month review period, underperforming its benchmark.

Oak Associates' concentration in various areas of technology--primarily semiconductors and computer networking equipment--was a significant detractor from the Portfolio's performance, despite the tech sector's strong comeback in the fourth quarter. Notable fourth-quarter performers included Brocade Communications and Juniper Networks. Cisco Systems also continued to perform well, despite economic conditions. Also in the fourth quarter, Oak's positions in healthcare and financials helped Portfolio performance, with the exception of two of the larger companies in the sector, Merck and American International Group.

CCI focuses on identifying companies for purchase that are likely to exceed expectations, and strives to avoid those companies that are likely to produce disappointing results. However, CCI found that the environment was one in which very few companies were capable of exceeding expectations. This resulted in generally disappointing performance results over the 12-month period.

The Large Capitalization Value Portfolio, subadvised by Hotchkis and Wiley Capital Management, LLC, and J.P. Morgan Investment Management, Inc., generated a 1.21% return during the 12-month review period, outperforming its benchmark.

Hotchkis and Wiley's decision to significantly overweight undervalued consumer and manufacturing cyclicals, combined with strong stock selection across all sectors, contributed significantly to the Portfolio's return over the period. In response to recessionary concerns, investors oversold many of the cyclical areas of the market earlier in the year, thus creating an opportunity for value investors. Of the 10 sectors comprising the S&P 500 Index, the materials and consumer discretionary sectors alone posted positive returns for calendar year 2001, benefiting from a fourth-quarter rally that favored cyclicals as investors looked beyond the current environment to a 2002 economic recovery. Hotchkis and Wiley's position in information technology was another contributor to the Portfolio's relative outperformance, where a substantial underweight in the faltering communications equipment industry and positive security selection in software--Computer Associates is a notable example--combined to generate strong results. Finally, the materials and consumer discretionary sectors also turned in strong performances--the former fueled by advances in portfolio paper and forest product holdings; the latter benefiting from rebounds in many of the cyclical groups, including retail, hotels, and restaurants and leisure.


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J.P. Morgan's stock selection within the utilities sector also helped the Portfolio's performance. The subadviser believed the markets were not pricing the potential of the California utilities properly. Ultimately, positions in these stocks generated positive returns. On a more stock-specific level, several underweight positions, including one in Enron, helped performance. Conversely, various positions in the telecommunications, network technology, and software and services sectors detracted significantly from performance. In some cases, J.P. Morgan purchased the stocks too early in anticipation of a gradual economic upturn that was delayed by the events of September 11.

The Small Capitalization Growth Portfolio, subadvised by J.P. Morgan Fleming Asset Management USA and Sawgrass Asset Management, returned -19.33% over the 12-month review period, underperforming its benchmark.

Small-cap growth stocks declined for the second consecutive year in 2001 as the U.S. economy shifted from a period of high growth to one of recession. Relative to the Russell 2000 Growth Index, J.P. Morgan Fleming's stock selection was strong in the technology and financial services sectors, but those successes were offset by difficulties in the healthcare and consumer discretionary sectors.

Although the technology sector dropped 27% and was the worst performing sector in 2001, J.P. Morgan Fleming's technology holdings declined to a lesser degree, which provided a strong boost to the Portfolio's relative performance. McAfee.com Corp., which provides an online service that allows consumers to secure, repair, update, and upgrade their PCs, was a top-performing technology stock, increasing nearly
600% for the year. Additionally, in financial services, which was one of the market's top-performing sectors, the subadviser's holdings performed strongly. Brown & Brown, Inc., a leading insurance brokerage agency, and AmeriCredit Corp., a subprime auto finance company, were key financial services holdings.

The subadviser underweighted the healthcare sector, except for a full exposure to the life sciences industry. The past year was extremely volatile for life science stocks, and the group finished down sharply for the period despite an impressive rally in the fourth quarter. Several negative company-specific events in this area detracted from the Portfolio's performance. For example, Vertex Pharmaceuticals dropped significantly during the year, with much of the decline coming after the company disclosed it had suspended development of a promising treatment for rheumatoid arthritis because of toxicity concerns. In the consumer discretionary sector, the Portfolio's exposure to the publishing industry, which includes PRIMEDIA, Inc. and Penton Media, Inc., was also a detractor from performance.

Sawgrass Asset Management's decisions to overweight positions in healthcare and consumer staples also helped drive the Portfolio's underperformance over the reporting period. The overweighting, which generated positive results over the first three quarters of the year, hurt performance significantly enough in the fourth quarter to erase the sector's prior positive contribution. The primary offenders were managed care and hospital management companies. Secondarily, consumer staple stocks, primarily restaurants, performed poorly.

Conversely, the energy sector was a positive contributor to performance over the past year. Sawgrass chose to overweight this sector in the first quarter and part of the second quarter, then avoided the sector altogether. This strategy worked well.

The Small Capitalization Value Portfolio, subadvised by Credit Suisse Asset Management, LLC and Lazard Asset Management, generated a 17.23% return over the 12-month period, outperforming its benchmark.

Lazard's technology holdings performed very well due to their solid valuation support and proven business models. For instance, hard-drive manufacturer Maxtor was helped by an improving competitive position in the industry and managed gains even as PC sales slowed. Consumer discretionary holdings also performed well,


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both during the quarter and the overall year, as consumer spending has been remarkably resilient in light of the economic weakness. Blockbuster was helped by strong rentals of DVDs and the expectation that consumers will stay closer to home following the September 11 terrorist attacks. Ross Stores' off-price format proved very resistant to the economic slowdown as cautious consumers looked for ways to make their dollars go farther. The Portfolio was also helped by merger activity as strategic investors acquired companies that numbered among Lazard's holdings. In contrast, Lazard's relatively high weight in the energy sector hurt returns due to the decline in oil and natural gas prices and the expectation that this will lead to lower-than-expected drilling activity going forward.

Credit Suisse Asset Management's holdings were fairly well diversified, with overweightings in the healthcare, materials and processing, and producer durables sectors as of the end of the review period. Conversely, the subadviser maintained an underweighting in financial services. A number of holdings contributed positively to the Portfolio's performance, with noteworthy gains made by certain healthcare, financial services, and consumer-related names. The Portfolio's exposure to the defense sector, where holdings rallied in the wake of the atrocities of September 11, also supported performance. Finally, Credit Suisse Asset Management maintained little exposure late in the period to the industries most negatively impacted by the events of September 11, including leisure, airlines, and other travel companies. Credit Suisse Asset Management's positions in technology detracted from performance, given the difficult environment for that sector, even within the small-cap value arena. However, the subadviser believes much value exists in the sector, and expects that these companies will reassert themselves as a key piece of the U.S. economy.

Please note that on December 20, 2001, EARNEST Partners, LLC replaced Lazard as a co-subadviser of this Portfolio. This decision was made after careful review and consideration, and in the belief that the combination of EARNEST Partners and Credit Suisse Asset Management results in a strategy with the potential for strong performance and solid risk and portfolio characteristics.

The International Equity Portfolio, subadvised by Lazard Asset
Management, returned -24.56% over the 12-month review period, underperforming its benchmark.

The Portfolio benefited from its positions in the technology and telecommunications sectors due to their solid valuation support and proven business models. In addition, the Portfolio benefited from opportunistic actions taken in the aftermath of the World Trade Center disaster. For instance, we initiated a position in Telecom Italia in late September due to its dominant wireless franchise and a favorable regulatory environment in its fixed line business.

However, the economic downturn had a detrimental effect on companies in the Portfolio that are aggressively restructuring to improve their financial productivity. Companies with low current profitability but the potential to improve through restructuring play a significant role in Lazard's relative value strategy, and have been some of Lazard's best performers over the years. An economic downturn makes it much more difficult to implement a major restructuring initiative successfully.

The Portfolio's Japanese holdings, many of which are engaged in restructuring, were particularly impacted as the global slowdown drove the already weak Japanese economy into a severe recession. In the case of some of the Japanese financials, the effects of the economic slowdown were exacerbated by management's lack of resolve in following through on their cost-reduction plans. As a result, holdings such as Mizuho were sold.

In recent months, Lazard has shifted capital out of companies engaged in major restructuring into companies with a more consistent history of financial productivity in a variety of environments. For instance, a recent addition to the Portfolio was GlaxoSmithKline, the U.K. pharmaceutical company. GlaxoSmithKline is a premier research organization with a long history of profitably bringing innovative drugs to market. Lazard believes its valuation relative to its peers and the overall market is attractive. Positions were also initiated in Altadis and Imperial Tobacco, tobacco manufacturers with consistently strong returns.

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The subadviser does not believe their valuations reflect the improvement in the tobacco litigation environment. Lazard anticipates a return to an environment that is more conducive to its relative value style, and feels that changes such as these have positioned the Portfolio well going forward.

The Bond Market

Another bullish year for U.S. bonds
Amid turbulent conditions, the U.S. bond market outperformed the stock market for a second consecutive year. Bonds returned 8.44% in 2001 compared with -11.88% for stocks, based respectively on the Lehman Brothers U.S. Aggregate Bond Index (the Lehman Index) and the S&P 500 Index. In 2000, the Lehman Index returned 11.60% versus -9.10% for the S&P 500.

Several factors created the favorable, though volatile, environment for bonds in 2001. Most notably, the Fed eased monetary policy 11 times, hoping that sharply lower borrowing costs would help revitalize a U.S. economy that had sunk into a recession for the first time in a decade. Fed policymakers reduced short-term interest rates a total of 4.75 percentage points, driving rates below 2.00% for the first time in 40 years. This sharp drop in interest rates pushed bond prices higher for much of the year.

High-quality bonds were strong performers
High-quality bonds such as U.S. Treasuries and federal agency securities were among the better performers for most of the year, as cautious investors bought them in response to continued volatility in the stock market and the September 11 terrorist attacks on the United States. Then too, an announcement during October 2001 that the U.S. Treasury would no longer sell 30-year bonds prompted the largest increase in their prices in more than a decade. These gains faded in November and December 2001, however, when Treasuries sold off amid fear that a recovering economy in 2002 could push interest rates higher and boost inflationary pressures. Treasuries returned 6.75% in 2001, while federal agency securities returned 8.31%, based on Lehman Brothers indexes. Meanwhile, mortgage-backed securities returned 8.22%, helped by investor demand for securities that offer attractive yields, high credit quality, and good liquidity.

Investment-grade corporate bonds posted a 10.40% return for 2001 amid anticipation that improved economic conditions in 2002 might strengthen corporate balance sheets. This was the highest return in the U.S. fixed income market for the year based on the Lehman Brothers U.S. Credit Index. High-grade corporate bonds also performed well because they were viewed as bargains in 2001 after having cheapened relative to Treasuries during the previous year. In light of weak corporate earnings and deterioration in corporate credit quality during 2001, it is not surprising that bonds of companies in defensive businesses such as banks and consumer staples were the better performers.

As for other sectors of the taxable U.S. bond market, high yield corporate bonds (commonly known as "junk bonds") returned 5.28%, based on the Lehman Brothers U.S. Corporate High Yield Index. Within the high yield market, there were tremendous differences among yield spreads and performance as a result of industry or idiosyncratic factors. In the tax-exempt market, municipal bonds returned 5.13%, based on the Lehman Brothers Municipal Bond Index. While it is not uncommon for municipal securities to gain less in value than Treasuries during a market rally, declining tax revenues and looming budget deficits led state and local governments to issue a large supply of new bonds that limited their price gains.

Bond Market Outlook

It's the economy
The performance of the U.S. fixed income market in 2002 will depend largely on whether the U.S. economy stages a solid recovery this year. During 2001, the $10 trillion U.S. economy stumbled into its 10th recession since World War II and its first in a decade. Recently, however, hopes for a near-term economic rebound were bolstered by December 2001 reports, which showed that conditions improved for the nation's manufacturers and that the economy lost fewer jobs than at any time in the prior four months, although unemployment is still rising.

We believe the economy will return to positive growth in the first half of 2002, aided by tax cuts and the Fed's 11 reductions in short-term interest rates in 2001 (another rate cut could occur in the first quarter

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of 2002). Moreover, corporations have sharply drawn down their inventories over the past nine months. The reversal of this trend, which should begin soon, will contribute dramatically to the economic recovery we are expecting this year. The existing significant excess capacity, however, should help keep a lid on inflation and permit Fed policymakers to hold monetary policy steady after the first quarter of 2002 as the economy enjoys its first few quarters of recovery.

While most economic rebounds after a recession have been quite vibrant, a global trend toward low nominal growth suggests only modest earnings growth for corporate America, particularly when compared with the 1990s. But once investors believe that the worst earnings news is over, we believe the prospects for stable to improving corporate results, along with very low interest rates, should provide a highly favorable environment for riskier assets. Consequently, we expect investment-grade corporate bonds, high yield corporate bonds, and emerging market bonds to post solid returns in the fixed income arena during 2002.

U.S. Treasuries and federal agency securities
The prospect of fiscal budget deficits for the next few years is expected to cause the Department of the U.S. Treasury to increase issuance of its securities. This burgeoning supply could hurt the performance of Treasuries. Therefore, federal agency securities could outperform Treasuries, causing the difference between their yields to decline.

Within the Treasury sector, we believe long-term zero coupon Treasuries should provide outstanding returns, on a duration-adjusted basis, compared with other Treasuries as the slope of the yield curve flattens. This would reflect the leverage that zero coupon bonds possess with respect to changes in the slope of the curve.

Mortgage-backed securities
If investors become more comfortable with bonds that carry greater credit risk in 2002, demand for mortgage-backed securities, a higher-quality sector, could reasonably be expected to suffer. However, we believe declining interest-rate volatility in 2002 will enhance the appeal of mortgage-backed securities. Under this scenario, investors would worry less about having their mortgage-backed securities prepaid early because the underlying home loans were refinanced. Mortgage-backed securities should therefore also outperform Treasuries.

Investment-grade corporate bonds
We expect a strong performance in 2002 from debt securities of telecom firms and companies in cyclical industries, with lower-quality bonds that sold off sharply in 2001 gaining the most. By contrast, bonds of corporations in defensive businesses such as supermarkets and other consumer non-cyclical industries could underperform in 2002 after outperforming during the economic downturn of the previous year.

High yield corporate bonds
Tremendous differences in the yield spreads and performance of junk bonds discourage generalizations about this sector. Some higher-quality junk bonds trade with yields at levels near those of investment-grade corporate bonds. Some riskier junk bonds trade with yields at levels that were considered "distressed" in calmer times. A scant number of junk bonds have yields near the mean.

This dramatic tiering of high yield companies across and even within ratings categories evolved as U.S. corporate credit quality deteriorated rapidly in 2001. We believe market professionals have presumably identified the majority of junk bonds that will default or miss interest and principal payments over the next several months. This anticipation may help minimize the impact when defaults actually occur. Meanwhile, as the economic recovery takes hold this year, the difference between yields on higher-quality junk bonds and comparable
U.S. Treasuries should at least remain stable, or even decline, indicating improving demand for the junk bonds. On a longer-term basis, the broader junk bond market should benefit as expectations of an economic rebound encourage investors to reach for higher yields by purchasing riskier bonds.

Emerging Market Bonds
The emerging markets appear to have successfully avoided contagion from the dire developments in Argentina, which defaulted on $132 billion of its debt. Economic fundamentals in other emerging market

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nations remain generally favorable. This resilience and prospects of further Fed rate cuts should serve emerging market bonds well. The difference between yields of emerging market bonds and comparable Treasuries could decline over the intermediate term, indicating improving demand for emerging market bonds.

Non-U.S. sovereign bonds and currencies
The pronounced economic slowdown in the United States meant that most major foreign bond markets trailed the rally in U.S. bond prices in 2001. Consequently, Canadian and European Union bonds are at historically cheap levels relative to U.S. fixed income securities. We believe the new trend toward lower inflation in Europe should allow the European Central Bank to continue easing monetary policy, perhaps beyond the end of the Fed's current cycle of rate cuts. Economic recovery in Europe should also lag that in the United States, allowing European bond yields to decline relative to U.S. bond yields in 2002. We do not expect a strong bull market in European debt securities, but we believe European bonds offer excellent opportunities to outperform during this year.

How did our portfolios perform?
The International Bond Portfolio, subadvised by Fischer, Francis, Trees & Watts (FFTW), generated a -5.73% return during the period, underperforming its benchmark. Although the Portfolio benefited from being underweight in the yen relative to the benchmark weighting for most of the year, much of these gains were offset by positions that were negatively impacted by the backup in long-term interest rates and the steepening of the yield curve in Europe.

More specifically, an underweight in Japan contributed to the Portfolio's returns during the year, as a significant economic recovery in Japan never occurred. Maintaining an overweighted position in the U.S. dollar versus the Japanese yen also added to returns as the yen weakened. For most of the past six months, an overweighted position in German bunds versus U.K. gilts added to performance, while an overweighted position in the sterling versus the euro added to incremental performance in June and July, and detracted from returns in August. Among European currencies, an overweighting in the euro versus the Swiss franc through December generated a positive increment, since the euro had a fairly stable fourth quarter and traded in a narrow range.

Yield curve flattening positions in Europe held in the second and third quarters detracted from returns as the yield curve steepened with the weakening global economy. The volatility of interest rates during April and May caused three overweight dollar bloc duration positions in the Portfolio to detract significantly from returns. In August, an overweighted euro versus yen position detracted from returns as the yen strengthened over fears of repatriation of assets as the end of Japan's fiscal year approached. The overweight in European bonds held throughout the fourth quarter ended up detracting from performance as yield increased on hopes that an early U.S. recovery would help Europe overcome its weak economy.

The Total Return Bond Portfolio and The Intermediate-Term Bond
Portfolio, subadvised by Pacific Investment Management Company (PIMCO), both outperformed their benchmarks, returning 7.97% and 8.19%, respectively, over the 12-month review period.

An above-benchmark duration throughout the year made a positive contribution to the Total Return Bond Portfolio's performance as yields fell, while the Intermediate-Term Bond Portfolio benefited from a duration that was neutral to its benchmark. Both Portfolios maintained positions in mortgage holdings that added to their returns as mortgage premiums more than offset interest-rate volatility. Other factors that helped the Portfolios' performances included (1) high yield positions that added to returns as expectations of improved credit fundamentals led the sector to outperform; (2) emphases on high-quality emerging market issues that helped the Portfolios avoid problems associated with Argentina; and (3) exposures in developed non-U.S. markets as prospects for weaker growth compared to the U.S. supported these markets.

Conversely, a yield curve strategy detracted slightly from the Portfolios' returns as yield curves steepened worldwide, while corporate underweights generated negative results as hopes for an economic recovery led credit premiums in general to narrow.

The Mortgage Backed Securities Portfolio, subadvised by Wellington Management, returned 7.79% over the 12-month period, outperforming its benchmark.

With Treasury rates falling, mortgage investors faced an investment landscape of increasing prepayments and re-investments at lower yields. Wellington's decision to overweight older bonds, which prepay more slowly, and hold bonds with prepayment protection--such as commercial mortgages and multi-family mortgages--was a primary reason behind the Portfolio's outperformance. At period-end, the Portfolio's duration was approximately 2.9 years--slightly shorter than the benchmark. This defensive stance will help limit interest-rate exposure in an environment in which the subadviser anticipates flat or slowly rising rates. While the Fed has been aggressive at lowering rates, there is not much room for further easings.

The U.S. Government Money Market Portfolio, subadvised by Wellington
Management Company,   LLP returned 3.77% over the review period,
outperforming its peer group. As the Fed aggressively reduced short-term interest rates over the year, most transactions were in longer-term securities in order to "lock in" higher market yields. Increasing the Portfolio's maturity during this period positioned it to benefit from the higher yields and a portfolio that turned over more slowly as the Fed decreased interest rates. Wellington also utilized term-repurchase agreements to further enhance the Portfolio's return.

Looking Back

September 11, 2001
The days and weeks following the attacks of September 11 were difficult for all Americans. As a nation we mourned, yet our resolve to carry on was strong. At Prudential Financial, getting back to business was the best way we knew to pay tribute to the American spirit and reassure our clients of our unwavering commitment to their investment needs. Under normal circumstances, the investment landscape is a difficult one to navigate, and in the aftermath of the terrorist attacks, it was even more so. It was important for us to be there for you.

Financial markets are resilient
As of this writing, what we have known about the resilience of our financial markets has been reaffirmed. In the period following the attacks, the Dow Jones Industrial Average--considered a general measure of market performance--fell to its lowest level since October 1998. This decline was not unexpected--the markets exhibited similar behavior in the wake of other pivotal moments in history, including Pearl Harbor, the Cuban Missile Crisis, and the start of the Persian Gulf War. Likewise, the Index's rebound mirrored historic precedent when on Friday, November 9, the Average rose above its pre-September 11 level for the first time. Of course, historic precedent should not be used to predict the outcome of future events.

Stay the course
The behavior of the broad market in the weeks following September 11 underscores the importance of refraining from making investment decisions based on emotional reactions--it's better to maintain a patient focus on long-term investment strategies. Now may also be a good time for investors to review their portfolios to ensure that their assets are allocated in a way that is best suited to meet these strategies. Above all else, investors should continue to seek guidance from a financial professional.

As always, we appreciate your support, and look forward to serving your investment needs in the years to come.

Sincerely,


David R. Odenath, Jr., President
The Target Portfolio Trust

Target's Shareholder Services

Target strives to demonstrate that top managers can make a difference, asset allocation can limit volatility, and quality services are worth paying for. So here's a sampling of the services you receive as a Target shareholder. This short list should confirm that your choice to use Target was the right one for you and your family.

Consulting Services
     1)  A Financial Advisor's professional guidance.
     2)  Questionnaire process addresses your investment needs.
     3) Personalized Investment Policy Statement (the evaluation) details your risk profile.
     4) Ninety recommended asset allocations or unlimited number of customized allocations are available.
     5) Access to top investment advisers who manage Target portfolios.
     6) Adviser monitoring helps ensure that advisers perform as expected over the long term.
     7)  Adviser changes are made if long-term performance is poor.
     8) Free, unlimited allocation changes help you react to changing market conditions.
     9) Research services from Ibbotson Associates are used for allocation construction.
     10) IRA analysis details your overall IRA allocation and suggests a new one, if appropriate.

Reporting Services
     1) Customized quarterly reports contain time-weighted and dollar-weighted returns.
     2) Detailed tax information, including gains, losses, and average cost per share.
     3) Quarterly market commentaries address stock, bond, and international markets.
     4) Quarterly adviser comments focus on adviser's specific market expertise.

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Growth
               Portfolio
               Portfolio of Investments December 31, 2001


                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--96.5%
              Common Stocks

              Aerospace/Defense--1.0%
  77,500      Lockheed Martin Corp..........  $  3,616,925
                                              ------------
              Apparel--1.2%
  74,000      NIKE, Inc.....................     4,161,760
                                              ------------

              Banks--5.5%
  79,000      Bank of America Corp..........     4,973,050
  95,000      Bank One Corp.................     3,709,750
 312,100      MBNA Corp.....................    10,985,920
                                              ------------
                                                19,668,720
                                              ------------

              Business Services--1.3%
242,000..     Cendant Corp.(a)..............     4,745,620
                                              ------------

              Cable Television--1.0%
  99,000      Comcast Corp.(a)..............     3,564,000
                                              ------------

              Chemicals--0.8%
  60,000      Air Products & Chemicals,
                Inc.........................     2,814,600
                                              ------------

              Computer Software & Services--7.7%
  61,500      Electronic Data Systems            4,215,825
                Corp........................
 333,600      EMC Corp.(a)..................     4,483,584
 144,000      Microsoft Corp.(a)............     9,540,000
 141,800      Oracle Corp.(a)...............     1,958,258
  98,500      PeopleSoft, Inc.(a)...........     3,959,700
  63,000      Siebel Systems, Inc.(a).......     1,762,740
  39,000      VERITAS Software Corp.(a).....     1,748,370
                                              ------------
                                                27,668,477
                                              ------------

              Computers & Business Equipment--12.8%
 427,000      Brocade Communications Systems    14,142,240
                Inc.(a).....................
1,422,900     Cisco Systems, Inc.(a)........    25,768,719

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  96,500      Dell Computer Corp.(a).......  $  2,622,870
 405,000      Foundry Networks, Inc.(a)....     3,300,750
                                             ------------
                                               45,834,579
                                             ------------

              Cosmetics & Toiletries--1.0%
  52,000      Gillette Co.(a)..............     1,736,800
  21,500      Procter & Gamble Co..........     1,701,295
                                             ------------
                                                3,438,095
                                             ------------

              Diversified Manufacturing--1.4%
  27,000      Minnesota Mining &                3,191,670
                Manufacturing Co...........
  30,000      Tyco International Ltd.......     1,767,000
                                             ------------
                                                4,958,670
                                             ------------

              Drugs & Healthcare--11.8%
  51,000      Amgen, Inc.(a)...............     2,878,440
  43,000      Baxter International, Inc....     2,306,090
  27,000      Gilead Sciences, Inc.(a).....     1,774,440
  36,500      Guidant Corp.(a).............     1,817,700
  88,000      HCA Inc......................     3,391,520
  37,000      IDEC Pharmaceuticals              2,550,410
                Corp.(a)...................
  47,000      Johnson & Johnson............     2,777,700
  41,500      McKesson Corp., Inc..........     1,552,100
  29,800      MedImmune, Inc.(a)...........     1,381,230
 162,700      Medtronic, Inc...............     8,331,867
 128,800      Merck & Co., Inc.............     7,573,440
 152,300      Pfizer, Inc..................     6,069,155
                                             ------------
                                               42,404,092
                                             ------------

              Electronic Components--4.9%
 310,000      Applied Materials, Inc.(a)...    12,431,000
 700,200      Atmel Corp.(a)...............     5,160,474
                                             ------------
                                               17,591,474
                                             ------------

              Financial Services--9.7%
  74,000      Capital One Financial             3,992,300
                Corp.......................
 305,866      Citigroup Inc................    15,440,116
  33,500      Fannie Mae...................     2,663,250
 154,400      Morgan Stanley Dean Witter &      8,637,136
                Co.........................
  48,600      USA Education, Inc...........     4,083,372
                                             ------------
                                               34,816,174
                                             ------------


--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       12

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Food & Beverages--2.5%
  68,000      General Mills, Inc............  $  3,536,680
 113,000      PepsiCo, Inc..................     5,501,970
                                              ------------
                                                 9,038,650
                                              ------------

              Insurance--4.7%
 180,000      American International Group,     14,292,000
                Inc.........................
  27,000      XL Capital Ltd................     2,466,720
                                              ------------
                                                16,758,720
                                              ------------
              Internet--1.4%
 164,600      Digex, Inc.(a)................       492,154
 240,000      Juniper Networks, Inc.(a).....     4,548,000
                                              ------------
                                                 5,040,154
                                              ------------

              Paper--1.0%
  85,000      International Paper Co........     3,429,750
                                              ------------

              Pollution Control--0.8%
  93,000      Waste Management, Inc.........     2,967,630
                                              ------------

              Retail Trade--3.5%
  55,800      Circuit City Stores, Inc......     1,448,010
 144,200      Foot Locker, Inc..............     2,256,730
 110,300      Intimate Brands, Inc..........     1,639,058
  90,000      Staples, Inc.(a)..............     1,683,000
  94,000      Wal-Mart Stores, Inc..........     5,409,700
                                              ------------
                                                12,436,498
                                              ------------
              Semiconductors & Equipment--18.9%
  38,500      Broadcom Corp.(a).............     1,573,495
 171,000      Intel Corp....................     5,377,950
 436,500      Linear Technology Corp........    17,040,960
 411,900      Maxim Integrated Products,        21,628,869
                Inc.(a).....................
 114,000      Taiwan Semiconductor               1,957,380
                Manufacturing Co Ltd.
                ADR(a)......................
  95,000      Texas Instruments, Inc........     2,660,000
 453,000      Xilinx, Inc.(a)...............    17,689,650
                                              ------------
                                                67,928,304
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Telecommunication--2.1%
 296,500      CIENA Corp.(a)...............  $  4,242,915
 138,000      Nokia Oyj. ADR...............     3,385,140
                                             ------------
                                                7,628,055
                                             ------------

              Transportation--0.7%
  48,000      FedEx Corp.(a)...............     2,490,240
                                             ------------

              Utilities--0.8%
  66,350      El Paso Corp.................     2,959,873
                                             ------------
              Total long-term investments
                (cost $263,856,120)........   345,961,060
                                             ------------

              SHORT-TERM INVESTMENT--3.8%

Principal
 Amount
 (000)        Repurchase Agreement
--------
$13,632..     State Street Bank & Trust
              Co.,
                0.75%, 12/31/01, due
                1/2/02, in the amount of
                $13,632,568 (cost
                $13,632,000; collateralized
                by $5,455,000 U.S. Treasury
                Note, 5.50%, 2/28/03 and
                $5,405,000 U.S. Treasury
                Bond, 10.625%, 8/15/15,
                value of collateral
                including accrued interest
                is $13,909,471)............    13,632,000
                                             ------------
              Total Investments--100.3%
              (cost $277,488,120; Note 5)..   359,593,060
              Liabilities in excess of
                other assets--(0.3%).......    (1,163,596)
                                             ------------
              Net Assets--100%.............  $358,429,464
                                             ------------
                                             ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
Oyi--Osakehtio (Finnish Corporation).

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       13

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value Portfolio
               Portfolio of Investments  December 31, 2001

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              LONG-TERM INVESTMENTS--97.4%

              Common Stocks

              Aerospace/Defense--2.7%
   9,200      B.F. Goodrich Co..............  $    244,904
   9,700      Boeing Co.....................       376,166
   6,500      General Dynamics Corp.........       517,660
   8,500      Honeywell International, Inc..       287,470
  67,300      Lockheed Martin Corp..........     3,140,891
  20,100      Rockwell Collins, Inc.........       391,950
  41,500      TRW, Inc......................     1,537,160
  16,800      United Technologies Corp......     1,085,784
                                              ------------
                                                 7,581,985
                                              ------------

              Airlines--0.2%
   4,000      AMR Corp.(a)..................        88,680
  10,200      Delta Airlines, Inc...........       298,452
   3,500      Southwest Airlines Co.........        64,680
                                              ------------
                                                   451,812
                                              ------------

              Aluminum--1.2%
  89,976      Alcoa, Inc....................     3,198,647
                                              ------------

              Apparel--0.3%
  13,300      Jones Apparel Group,
                Inc.(a).....................       441,161
   5,900      Nike, Inc. (Class B)..........       331,816
                                              ------------
                                                   772,977
                                              ------------
              Auto Parts--1.1%
 106,200      Dana Corp.....................     1,474,056
  76,562      Delphi Automotive Systems          1,045,837
                Corp........................
   3,700      Lear Corp.(a).................       141,118
  16,881      Visteon Corp..................       253,890
                                              ------------
                                                 2,914,901
                                              ------------

              Automobiles--1.9%
 164,419      Ford Motor Co.................     2,584,667
  53,739      General Motors Corp...........     2,611,715
                                              ------------
                                                 5,196,382
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Banks--7.8%
  14,700      AmSouth Bancorporation.......  $    277,830
   2,600      Astoria Financial Corp.......        68,796
  17,700      Bank of America Corp.........     1,114,215
  17,800      Bank of New York Co., Inc.
                (The)......................       726,240
 116,360      Bank One Corp................     4,543,858
  13,200      Banknorth Group, Inc.........       297,264
   1,600      BB&T Corp....................        57,776
   3,700      Charter One Financial, Inc...       100,455
   4,900      Compass Bancshares, Inc......       138,670
   2,500      FirstMerit Corp..............        67,725
   5,900      Golden State Bancorp, Inc....       154,285
  16,200      GreenPoint Financial Corp....       579,150
  14,200      Hibernia Corp. (Class A).....       252,618
     400      Huntington Bancshares, Inc...         6,876
 104,800      KeyCorp......................     2,550,832
   4,100      Marshall & Ilsley Corp.......       259,448
   7,200      Mellon Financial Corp........       270,864
  17,600      National Commerce Financial
                Corp.......................       445,280
   4,600      Northern Trust Corp..........       277,012
  14,800      PNC Financial Services
                Group......................       831,760
   1,200      Regions Financial Corp.......        35,928
  11,500      SouthTrust Corp..............       283,705
  10,600      SunTrust Banks, Inc..........       664,620
   2,300      TCF Financial Corp...........       110,354
   5,900      Union Planters Corp..........       266,267
  33,400      UnionBanCal Corp.............     1,269,200
  84,800      U.S. Bancorp.................     1,774,864
  98,300      Wachovia Corp................     3,082,688
  21,500      Wells Fargo & Co.............       934,175
   1,400      Wilmington Trust Corp........        88,634
                                             ------------
                                               21,531,389
                                             ------------

              Building & Construction--0.4%
  23,200      Harsco Corp..................       795,760
  14,800      Masco Corp...................       362,600
                                             ------------
                                                1,158,360
                                             ------------

              Business Services--0.3%
   1,300      Automatic Data Processing,
                Inc........................        76,570
  43,100      Cendant Corp.(a).............       845,191
                                             ------------
                                                  921,761
                                             ------------
-------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       14

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Chemicals--2.1%
   4,600      Air Products & Chemicals,
                Inc.........................  $    215,786
 119,271      Dow Chemical Co...............     4,028,974
   2,600      Monsanto Co...................        87,880
  14,400      PPG Industries, Inc...........       744,768
  11,000      Praxair, Inc..................       607,750
   3,000      Rohm & Haas Co................       103,890
                                              ------------
                                                 5,789,048
                                              ------------

              Computers & Business Equipment--2.7%
  15,600      Cisco Systems, Inc.(a)........       282,516
   1,400      Citrix Systems, Inc.(a).......        31,724
  17,000      Compaq Computer Corp..........       165,920
   4,000      Dell Computer Corp.(a)........       108,720
     800      eBay, Inc.(a).................        53,520
 429,000      Gateway, Inc.(a)..............     3,449,160
  31,600      Hewlett-Packard Co............       649,064
  18,300      International Business
                Machines Corp...............     2,213,568
  14,100      NCR Corp.(a)..................       519,726
   4,200      Sun Microsystems, Inc.(a).....        51,660
                                              ------------
                                                 7,525,578
                                              ------------
              Conglomerate--0.6%
   5,600      ITT Industries, Inc...........       282,800
  24,200      Tyco International Ltd........     1,425,380
                                              ------------
                                                 1,708,180
                                              ------------

              Consumer Products--3.4%
 170,200      Eastman Kodak Co..............     5,008,986
  55,200      Fortune Brands, Inc...........     2,185,368
  27,200      Procter & Gamble Co...........     2,152,336
                                              ------------
                                                 9,346,690
                                              ------------

              Containers--0.8%
 124,300      Pactiv Corp.(a)...............     2,206,325
                                              ------------

              Cosmetics & Toiletries--0.1%
  12,200      Gillette Co...................       407,480
                                              ------------

              Domestic Oil--0.2%
   1,800      Anadarko Petroleum Corp.......       102,330
   8,100      Phillips Petroleum Co.........       488,106
                                              ------------
                                                   590,436
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Drugs & Healthcare--3.2%
  11,700      Abbott Laboratories..........  $    652,275
  21,500      American Home Products
                Corp.......................     1,319,240
   8,300      Amgen, Inc.(a)...............       468,452
  26,500      Bausch & Lomb, Inc...........       997,990
   9,300      Baxter International, Inc....       498,759
  14,600      Becton, Dickinson & Co.......       483,990
   3,100      Bristol-Myers Squibb Co......       158,100
  10,500      CIGNA Corp...................       972,825
   1,300      Eli Lilly & Co...............       102,102
   4,100      Forest Laboratories, Inc.(a).       335,995
   2,400      Guidant Corp.(a).............       119,520
   7,800      HCA, Inc.....................       300,612
  10,600      Human Genome Sciences,
                Inc.(a)....................       357,432
  13,600      Johnson & Johnson............       803,760
   1,400      Merck & Co., Inc.............        82,320
200.....      Pfizer, Inc..................         7,970
  13,300      Tenet Healthcare Corp.(a)....       780,976
   2,400      Vertex Pharmaceuticals,
                Inc.(a)....................        59,016
   2,900      Wellpoint Health Networks,
                Inc.(a)....................       338,865
                                             ------------
                                                8,840,199
                                             ------------

              Electric Utilities--7.3%
   6,400      Ameren Corp..................       270,720
  34,720      American Electric Power Co.,
                Inc........................     1,511,361
   7,600      Cinergy Corp.................       254,068
  46,700      CMS Energy Corp..............     1,122,201
  10,200      Dominion Resources, Inc......       613,020
  70,400      DTE Energy Co................     2,952,576
   4,500      Dynegy, Inc. (Class A).......       114,750
  62,100      Edison International(a)......       937,710
  51,500      Entergy Corp.................     2,014,165
  32,500      Exelon Corp..................     1,556,100
  16,796      FirstEnergy Corp.............       587,524
   7,400      FPL Group, Inc...............       417,360
  26,200      PG&E Corp.(a)................       504,088
  15,200      Pinnacle West Capital Corp...       636,120
   4,900      Potomac Electric Power Co....       110,593
  23,235      PPL Corp.....................       809,740
  28,900      Public Service Enterprise
                Group, Inc.................     1,219,291
   3,600      Reliant Energy, Inc..........        95,472
  42,801      SCANA Corp...................     1,191,152
   5,300      TECO Energy, Inc.............       139,072

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       15

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Electric Utilities (cont'd.)
  44,432      TXU Corp......................  $  2,094,969
  23,500      Wisconsin Energy Corp.........       530,160
  15,300      Xcel Energy, Inc..............       424,422
                                              ------------
                                                20,106,634
                                              ------------

              Electrical Equipment--0.9%
  25,350      ArvinMeritor, Inc.............       497,874
   3,000      Cooper Industries, Inc........       104,760
   9,100      Emerson Electric Co...........       519,610
   8,100      Johnson Controls, Inc.........       654,075
  12,200      W.W. Grainger, Inc............       585,600
                                              ------------
                                                 2,361,919
                                              ------------

              Electronics--1.0%
   5,400      Altera Corp.(a)...............       114,588
   3,300      Applied Materials, Inc.(a)....       132,330
     200      Electronic Data Systems Corp..        13,710
   1,200      Intel Corp....................        37,740
  82,100      Motorola, Inc.................     1,233,142
  13,100      Progress Energy, Inc..........       589,893
  24,300      Rockwell International Corp...       433,998
   5,800      Xilinx, Inc.(a)...............       226,490
                                              ------------
                                                 2,781,891
                                              ------------

              Federal Chartered--0.2%
   7,500      AmeriCredit Corp.(a)..........       236,625
   1,900      IndyMac Bancorp, Inc.(a)......        44,422
   1,800      Instinet Group, Inc.(a).......        18,090
   4,600      T. Rowe Price Group, Inc......       159,758
                                              ------------
                                                   458,895
                                              ------------

              Financial Services--8.6%
   6,100      A.G. Edwards, Inc.............       269,437
   6,400      American Express Co...........       228,416
   2,700      Bear Stearns Co., Inc. (The)..       158,328
  13,300      Capital One Financial Corp....       717,535
  30,800      Charles Schwab Corp. (The)....       476,476
 125,300      Citigroup, Inc................     6,325,144
  23,800      Countrywide Credit Industries,
                Inc.........................       975,086
  28,900      E*Trade Group, Inc.(a)........       296,225
   6,300      Federal Home Loan Mortgage
                Corp........................       412,020

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  26,400      Fannie Mae...................  $  2,098,800
  14,600      Goldman Sachs Group, Inc.
                (The)......................     1,354,150
  13,500      Household International,
                Inc........................       782,190
   3,700      Legg Mason, Inc..............       184,926
  11,000      MBIA, Inc....................       589,930
   6,700      Merrill Lynch & Co., Inc.....       349,204
  23,900      Morgan Stanley Dean Witter &
                Co.........................     1,336,966
  97,200      Principal Financial Group,
                Inc. (The)(a)..............     2,332,800
  31,300      Stilwell Financial, Inc......       851,986
 122,300      Washington Mutual, Inc.......     3,999,210
                                             ------------
                                               23,738,829
                                             ------------

              Food & Beverages--1.9%
   3,000      Anheuser Busch Companies,
                Inc........................       135,630
  11,900      Coca-Cola Co.................       561,085
   3,300      H.J. Heinz Co................       135,696
     700      Hershey Foods Corp...........        47,390
   2,900      Kellogg Co...................        87,290
  69,600      Kraft Foods, Inc.............     2,368,488
  13,100      PepsiCo, Inc.................       637,839
  48,300      Sara Lee Corp................     1,073,709
   5,100      Unilever NV, ADR.............       293,811
                                             ------------
                                                5,340,938
                                             ------------

              Forest Products--2.6%
  13,500      Georgia-Pacific Corp.........       372,735
  10,100      Kimberly-Clark Corp..........       603,980
  96,585      Plum Creek Timber Company,
                Inc........................     2,738,185
  61,700      Weyerhaeuser Co..............     3,336,736
                                             ------------
                                                7,051,636
                                             ------------

              Gas & Pipeline Utilities--0.4%
  26,100      El Paso Corp.................     1,164,321
   1,200      Williams Companies, Inc.
                (The)......................        30,624
                                             ------------
                                                1,194,945
                                             ------------

              Hotels & Restaurants--3.6%
  17,500      Carnival Corp................       491,400
   3,900      Hilton Hotels Corp...........        42,588
  74,100      Mandalay Resort Group(a).....     1,585,740
  11,300      Marriott International,
                Inc........................       459,345
  40,100      McDonald's Corp..............     1,061,447

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Hotels & Restaurants (cont'd.)
  48,200      P & O Princess Cruises PLC,
                ADR.........................  $  1,118,240
 103,600      Park Place Entertainment
                Corp.(a)....................       950,012
  13,900      Starwood Hotels & Resorts
                Worldwide, Inc..............       414,915
  76,600      Tricon Global Restaurants,
                Inc.(a).....................     3,768,720
                                              ------------
                                                 9,892,407
                                              ------------

              Household Appliances
                & Home Furnishings--0.4%
   5,700      Black & Decker Corp...........       215,061
  10,500      Whirlpool Corp................       769,965
                                              ------------
                                                   985,026
                                              ------------

              Household Products--0.2%
  11,100      Colgate-Palmolive Co..........       641,025
                                              ------------

              Industrial Machinery--0.6%
   9,400      Caterpillar, Inc..............       491,150
   3,500      Danaher Corp..................       211,085
   5,300      Eaton Corp....................       394,373
   9,400      Ingersoll-Rand Co.............       393,014
   3,500      Parker-Hannifin Corp..........       160,685
                                              ------------
                                                 1,650,307
                                              ------------

              Insurance--9.5%
 121,900      Aetna, Inc....................     4,021,481
  19,400      AFLAC, Inc....................       476,464
  13,300      Allmerica Financial Corp......       592,515
 187,300      Allstate Corp. (The)..........     6,312,010
   8,000      Ambac Financial Group, Inc....       462,880
  10,200      American International Group,
                Inc.........................       809,880
     900      Cincinnati Financial Corp.....        34,335
   6,100      Hartford Financial Services
                Group, Inc. (The)...........       383,263
   7,100      Jefferson-Pilot Corp..........       328,517
  46,000      Lincoln National Corp.........     2,234,220
 194,170      Metlife, Inc..................     6,151,306
   3,300      Protective Life Corp..........        95,469
  82,700      St. Paul Companies, Inc.......     3,636,319
  10,300      Torchmark Corp................       405,099
   6,600      UnumProvident Corp............       174,966
                                              ------------
                                                26,118,724
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              International Oil--4.8%
  33,300      ChevronTexaco Corp...........  $  2,984,013
 176,900      Exxon Mobil Corp.............     6,952,170
 123,700      Occidental Petroleum Corp....     3,281,761
                                             ------------
                                               13,217,944
                                             ------------

              Manufacturing
     900      Illinois Tool Works, Inc.....        60,948
                                             ------------

              Media--1.9%
   9,000      Adelphia Communications
                Corp.(a)...................       280,620
  19,600      Charter Communications,
                Inc.(a)....................       322,028
  33,200      Comcast Corp.(a).............     1,195,200
  10,300      Fox Entertainment Group,
                Inc.(a)....................       273,259
  18,200      Gemstar-TV Guide
                International, Inc.(a).....       504,140
   1,300      Interpublic Group of
                Companies, Inc. (The)......        38,402
  89,200      Liberty Media Corp.(a).......     1,248,800
  29,000      Viacom, Inc.(a)..............     1,280,350
                                             ------------
                                                5,142,799
                                             ------------

              Mining--0.5%
  29,900      Alcan, Inc...................     1,074,307
  12,100      Barrick Gold Corp............       192,995
                                             ------------
                                                1,267,302
                                             ------------

              Oil Field / Equipment & Services--0.5%
  20,000      Conoco, Inc..................       566,000
   4,400      Cooper Cameron Corp.(a)......       177,584
  18,800      Teekay Shipping Corp.........       655,180
                                             ------------
                                                1,398,764
                                             ------------

              Paper--1.5%
   4,000      Bowater, Inc.................       190,800
  93,214      International Paper Co.......     3,761,185
   4,200      Temple-Inland, Inc...........       238,266
   1,100      Willamette Industries,
                Inc........................        57,332
                                             ------------
                                                4,247,583
                                             ------------

              Pollution Control--1.7%
 142,500      Waste Management, Inc........     4,547,175
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       17

               THE TARGET PORTFOLIO TRUST
               Large Capitalization Value Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Publishing--0.4%
  13,300      Gannett Co., Inc..............  $    894,159
   2,700      New York Times Co. (The)......       116,775
                                              ------------
                                                 1,010,934
                                              ------------
              Railroads & Equipment--0.3%
  20,000      Burlington Northern Santa Fe
                Corp........................       570,600
   5,000      CSX Corp......................       175,250
   1,600      GATX Corp.....................        52,032
   2,000      Union Pacific Corp............       114,000
                                              ------------
                                                   911,882
                                              ------------

              Real Estate Investment Trust--0.7%
   3,200      Apartment Investment &
                Management Co...............       146,336
   2,200      Archstone-Smith Trust.........        57,860
   1,000      Arden Reality, Inc............        26,500
   1,600      Avalonbay Communities, Inc....        75,696
   4,000      Boston Properties, Inc........       152,000
   2,400      CarrAmerica Realty Corp.......        72,240
   1,500      Crescent Real Estate Equities
                Co..........................        27,165
  20,400      Equity Office Properties             613,632
                Trust.......................
   3,000      Equity Residential Properties
                Trust.......................        86,130
   2,500      General Growth Properties,
                Inc.........................        97,000
   6,900      Host Marriott Corp............        62,100
   3,000      Liberty Property Trust........        89,550
   5,200      Prologis Trust................       111,852
   2,400      Rouse Co......................        70,296
   3,700      Simon Property Group, Inc.....       108,521
   2,800      Vornado Realty Trust..........       116,480
                                              ------------
                                                 1,913,358
                                              ------------

              Retailing--4.4%
  12,100      Abercrombie & Fitch Co.(a)....       321,013
     600      Albertson's, Inc..............        18,894
   1,300      Bed Bath & Beyond, Inc.(a)....        44,070
  13,300      Federated Department Stores,
                Inc.(a).....................       543,970
   6,300      Home Depot, Inc. (The)........       321,363
  74,500      J.C. Penny Co., Inc...........     2,004,050
   5,800      Kroger Co. (The)(a)...........       121,046
 100,000      May Department Stores Co.
                (The).......................     3,698,000
  18,000      Safeway, Inc.(a)..............       751,500

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  52,900      Sears, Roebuck & Co..........  $  2,520,156
  16,700      SYSCO Corp...................       437,874
  14,100      Target Corp..................       578,805
  19,400      TJX Companies, Inc. (The)....       773,284
     700      Wal-Mart Stores, Inc.........        40,285
                                             ------------
                                               12,174,310
                                             ------------

              Semiconductors & Equipment
     500      Lattice Semiconductor
                Corp.(a)...................        10,285
                                             ------------

              Software--1.9%
 142,500      Computer Associates
                International, Inc.........     4,914,825
   2,100      Microsoft Corp.(a)...........       139,125
   4,100      Siebel Systems, Inc.(a)......       114,718
   2,700      VeriSign, Inc.(a)............       102,708
                                             ------------
                                                5,271,376
                                             ------------

              Telecommunication--8.8%
  42,300      ALLTEL Corp..................     2,611,179
  13,200      American Tower Corp.(a)......       125,004
 208,200      AT&T Corp....................     3,776,748
   4,300      AT&T Wireless Services,
                Inc.(a)....................        61,791
  40,800      BellSouth Corp...............     1,556,520
     400      CIENA Corp.(a)...............         5,724
   1,300      Crown Castle International
                Corp.(a)...................        13,884
  10,720      General Motors Corp.
                (Class 'H' Stock)(a).......       165,624
   9,500      JDS Uniphase Corp.(a)........        82,460
   1,600      Juniper Networks, Inc.(a)....        30,320
  59,700      Lucent Technologies, Inc.....       375,513
   1,000      Nextel Communications,
                Inc.(a)....................        10,960
  45,000      Qwest Communications
                International, Inc.........       635,850
  98,092      SBC Communications, Inc......     3,842,264
  88,720      Sprint Corp. (FON Group).....     1,781,498
  12,600      Sprint Corp. (PCS
                Group)(a)..................       307,566
  57,800      Tellabs, Inc.(a).............       864,688
 140,160      Verizon Communications,
                Inc........................     6,651,993
   3,700      WorldCom, Inc.-MCI Group.....        46,990
  89,300      WorldCom, Inc.-WorldCom
                Group(a)...................     1,257,344
                                             ------------
                                               24,203,920
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       18

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Tobacco--3.4%
 201,800      Philip Morris Companies,
                Inc.........................  $  9,252,530
                                              ------------

              Toys & Amusements--0.2%
   9,700      Hasbro, Inc...................       157,431
  28,500      Mattel, Inc...................       490,200
                                              ------------
                                                   647,631
                                              ------------

              Trucking & Freight Forwarding--0.2%
   9,300      FedEx Corp.(a)................       482,484
                                              ------------
              Total long-term investments
                (cost $246,114,181).........   268,226,551
                                              ------------

              SHORT-TERM INVESTMENT--2.7%
7,369,002     SSgA U.S. Government Money
                Market Fund
                (cost $7,369,002)...........     7,369,002
                                              ------------
              Total Investments--100.1%
              (cost $253,483,183; Note 5)...   275,595,553
              Liabilities in excess of other
                assets--(0.1%)..............      (387,513)
                                              ------------
              Net Assets--100%..............  $275,208,040
                                              ------------
                                              ------------

---------------
(a) Non-income producing security.
ADR--American Depository Receipt.
NV--Naamloze Vennootschap (Dutch Corporation).
PLC--Public Liability Company (British Company).

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth Portfolio
               Portfolio of Investments December 31, 2001

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

                LONG-TERM INVESTMENTS--98.8%

                Common Stocks
                Aerospace/Defense--1.7%
    15,100      Alliant Techsystems,
                  Inc.(a)....................  $  1,165,720
    20,100      DRS Technologies, Inc.(a)....       716,565
    15,200      Engineered Support Systems,
                  Inc........................       519,992
                                               ------------
                                                  2,402,277
                                               ------------

                Airlines--0.5%
    31,800      Atlantic Coast Airlines
                  Holdings, Inc.(a)..........       740,622
                                               ------------

                Banks--1.7%
    44,950      Texas Regional Bancshares,
                  Inc.
                  (Class A shares)...........     1,701,358
    26,600      UCBH Holdings, Inc...........       756,504
                                               ------------
                                                  2,457,862
                                               ------------

                Business Services--8.2%
    49,800      CACI International, Inc.
                  (Class A shares)(a)........     1,966,353
    38,220      ChoicePoint, Inc.(a).........     1,937,372
    28,485      CSG Systems International,
                  Inc.(a)....................     1,152,218
    13,250      Fair, Issac & Co., Inc.......       835,015
    24,700      FTI Consulting, Inc.(a)......       810,160
    33,600      InterCept Group, Inc.
                  (The)(a)...................     1,374,240
    21,100      MAXIMUS, Inc.(a).............       887,466
   128,901      Pegasus Solutions, Inc.(a)...     1,830,394
    49,900      Reynolds & Reynolds Co.
                  (Class A shares)...........     1,210,075
                                               ------------
                                                 12,003,293
                                               ------------

                Commercial Services--4.1%
    58,400      InterVoice-Brite, Inc.(a)....       747,520
    36,740      Iron Mountain, Inc.(a).......     1,609,212
    30,050      Kronos, Inc.(a)..............     1,453,819
   185,468      On Command Corp.(a)..........       565,677
    50,600      Perot Systems Corp.(a).......     1,033,252
    37,940      Vicor Corp.(a)...............       614,628
                                               ------------
                                                  6,024,108
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Distribution/Wholesale--3.0%
 113,955      Daisytek International
                Corp.(a)...................  $  1,500,787
  56,550      Performance Food Group
                Co.(a).....................     1,988,864
  20,560      Tech Data Corp.(a)...........       889,837
                                             ------------
                                                4,379,488
                                             ------------

              Drugs & Healthcare--16.2%
  31,770      Abgenix, Inc.(a).............     1,068,743
  23,700      Advance PCS(a)...............       695,595
  17,300      American Medical System
                Holdings, Inc.(a)..........       357,937
  45,400      AmeriPath, Inc.(a)...........     1,453,254
  15,600      AmSurg Corp.(a)..............       424,008
  20,700      Charles River Laboratories
                International, Inc.(a).....       693,036
  59,675      Corixa Corp.(a)..............       899,302
  34,800      Diagnostic Products Corp.....     1,529,460
  20,930      Enzon, Inc.(a)...............     1,177,940
  70,825      Exelixis, Inc.(a)............     1,177,112
  72,300      First Horizon Pharmaceutical
                Corp.(a)...................     2,124,897
  62,920      Lexicon Genetics, Inc.(a)....       726,097
  53,000      MedCath Corp.(a).............       889,340
  26,510      Myriad Genetics, Inc.(a).....     1,395,486
  22,900      NDCHealth Corp...............       791,195
  66,655      Novoste Corp.(a).............       582,565
  35,600      Pediatrix Medical Group,
                Inc.(a)....................     1,207,552
  31,400      PSS World Medical, Inc.(a)...       256,224
  64,300      Renal Care Group, Inc.(a)....     2,064,030
  50,500      STERIS Corp.(a)..............       922,635
   9,000      Transkaryotic Therapies,
                Inc.(a)....................       385,200
  11,600      Varian Medical Systems,
                Inc........................       826,616
  27,415      Ventana Medical Systems,
                Inc.(a)....................       620,127
  55,015      Vertex Pharmaceuticals,
                Inc.(a)....................     1,352,819
                                             ------------
                                               23,621,170
                                             ------------

              Educational Services--2.0%
  40,500      Career Education Corp.(a)....     1,388,340
  70,615      Sylvan Learning Systems,
                Inc.(a)....................     1,558,473
                                             ------------
                                                2,946,813
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       20

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

                Electronics--5.4%
    11,665      Advanced Energy Industries,
                  Inc.(a)....................  $    310,756
    39,540      CyberOptics Corp.(a).........       523,905
    67,565      Electronics for Imaging,
                  Inc.(a)....................     1,507,375
    40,700      FLIR Systems, Inc.(a)........     1,543,344
    33,800      Itron, Inc.(a)...............     1,024,140
    33,010      Mettler-Toledo International,
                  Inc.(a)....................     1,711,568
    18,750      Rudolph Technologies,
                  Inc.(a)....................       643,500
    19,490      Technitrol, Inc..............       538,314
                                               ------------
                                                  7,802,902
                                               ------------

                Financial Services--5.0%
    12,300      Affiliated Managers Group,
                  Inc.(a)....................       866,904
    49,585      AmeriCredit Corp.(a).........     1,564,407
    76,370      Brown & Brown, Inc...........     2,084,901
    36,500      IndyMac Bancorp, Inc.(a).....       853,370
    36,927      Interactive Data Corp.(a)....       522,148
    41,740      T. Rowe Price Group, Inc.....     1,449,630
                                               ------------
                                                  7,341,360
                                               ------------
                Food & Beverages--2.2%
    18,400      Constellation Brands,
                  Inc.(a)....................       788,440
    25,100      Dean Foods Co.(a)............     1,711,820
    34,500      Smithfield Foods, Inc.(a)....       760,380
                                               ------------
                                                  3,260,640
                                               ------------

                Gas & Pipeline Utilities--0.6%
    24,900      Western Gas Resources,
                  Inc........................       804,768
                                               ------------

                Hotels & Restaurants--1.3%
    28,700      CBRL Group, Inc..............       844,928
    49,300      Ruby Tuesday, Inc............     1,017,059
                                               ------------
                                                  1,861,987
                                               ------------

                Household Products--0.8%
    24,350      Scotts Co. (The)
                  (Class A shares)(a)........     1,159,060
                                               ------------

                Industrial Machinery--0.3%
    17,700      Shaw Group, Inc.(a)..........       415,950
                                               ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Insurance--1.9%
  28,700      Fidelity National Financial,
                Inc........................  $    711,760
   6,100      Hilb, Rogal & Hamilton Co....       341,905
   6,255      Markel Corp.(a)..............     1,123,711
  82,335      Mutual Risk Management Ltd...       601,045
                                             ------------
                                                2,778,421
                                             ------------

              Internet--4.5%
 261,625      Hollywood Media Corp.(a).....     1,724,109
  23,890      Kana Communications, Inc.....       464,899
  40,900      Overture Services, Inc.(a)...     1,449,087
 154,883      Packeteer, Inc.(a)...........     1,141,488
  30,300      Retek Inc.(a)................       905,061
  53,169      Riverstone Networks,
                Inc.(a)....................       882,605
                                             ------------
                                                6,567,249
                                             ------------

              Leisure Time--2.3%
  32,800      Action Performance Companies,
                Inc.(a)....................     1,004,008
  38,500      GTECH Holdings Corp.(a)......     1,743,665
   9,600      Polaris Industries, Inc......       554,400
                                             ------------
                                                3,302,073
                                             ------------

              Media--4.6%
 111,990      Information Holdings,
                Inc.(a)....................     3,170,437
  86,850      Mediacom Communications
                Corp.(a)...................     1,585,881
 146,575      Penton Media, Inc.(a)........       917,560
 227,030      PRIMEDIA Inc.(a).............       987,580
                                             ------------
                                                6,661,458
                                             ------------

              Medical & Dental Supplies--1.5%
  52,100      Henry Schein, Inc.(a)........     1,929,263
  78,065      STAAR Surgical Co.(a)........       300,550
                                             ------------
                                                2,229,813
                                             ------------

              Office Furnishings--0.3%
  60,650      Falcon Products, Inc.........       409,388
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       21

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Growth Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

                Oil Field/Equipment & Services--2.4%
    21,240      CARBO Ceramics, Inc..........  $    831,758
    20,900      Evergreen Resources,
                  Inc.(a)....................       806,949
    53,960      Newfield Exploration
                  Co.(a).....................     1,916,120
                                               ------------
                                                  3,554,827
                                               ------------
                Real Estate--0.2%
    71,414      Grubb & Ellis Co.(a).........       210,671
                                               ------------

                Retail Trade--12.5%
    20,090      CDW Computer Centers,
                  Inc.(a)....................     1,079,034
    30,750      Chico's FAS, Inc.(a).........     1,220,775
    88,700      Circuit City Stores, Inc.....     2,017,038
    65,400      Copart, Inc.(a)..............     2,378,598
    41,800      Direct Focus, Inc.(a)........     1,304,160
    39,400      Fred's, Inc..................     1,613,824
    26,300      Genesco Inc.(a)..............       545,988
    25,300      Group 1 Automotive,
                  Inc.(a)....................       721,303
    68,000      O'Reilly Automotive,
                  Inc.(a)....................     2,479,960
    25,500      Pathmark Stores, Inc.(a).....       628,830
    46,475      PC Connection, Inc.(a).......       689,224
    33,800      Pep Boys - Manny, Moe &
                  Jack.......................       579,670
    61,700      Regis Corp...................     1,590,626
    20,400      Sonic Automatic, Inc.(a).....       478,176
    28,110      Tweeter Home Entertainment
                  Group, Inc.(a).............       815,190
                                               ------------
                                                 18,142,396
                                               ------------

                Savings And Loan--1.9%
    58,600      Independence Community Bank
                  Corp.......................     1,333,736
    31,650      New York Community Bancorp,
                  Inc........................       723,835
    42,600      Roslyn Bancorp, Inc..........       745,500
                                               ------------
                                                  2,803,071
                                               ------------
                Software--6.1%
    21,205      Advent Software, Inc.(a).....     1,059,190
     2,050      Kana Software, Inc.(a).......        39,893
   121,750      Liberate Technologies,
                  Inc.(a)....................     1,397,690
    22,650      National Instruments
                  Corp.(a)...................       848,469

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  63,200      SERENA Software, Inc.(a).....  $  1,373,968
  17,264      SPSS, Inc.(a)................       306,430
  21,200      THQ, Inc.(a).................     1,027,564
  63,106      Wind River Systems,
                Inc.(a)....................     1,130,229
 122,354      Witness Systems, Inc.(a).....     1,629,755
                                             ------------
                                                8,813,188
                                             ------------

              Telecommunication--5.4%
 187,309      Allegiance Telecom,
                Inc.(a)....................     1,552,791
 188,970      Choice One Communications,
                Inc.(a)....................       661,395
 115,320      Enterasys Networks,
                Inc.(a)....................     1,020,582
  25,800      Harris Corp..................       787,158
 235,510      ITC DeltaCom, Inc.(a)........       204,894
 148,046      LCC International, Inc.
                (Class A shares)(a)........     1,080,884
  44,100      Metro One Telecommunications,
                Inc.(a)....................     1,334,025
 135,822      NEON Communications,
                Inc.(a)....................       368,078
   7,200      PLX Technology, Inc.(a)......        90,792
  48,610      Tekelec(a)...................       880,327
                                             ------------
                                                7,980,926
                                             ------------

              Tobacco--1.0%
  42,500      Vector Group Ltd.............     1,396,125
                                             ------------

              Waste Management--1.2%
  27,800      Stericycle, Inc.(a)..........     1,692,464
                                             ------------
              Total long-term investments
                (cost $149,601,564)........   143,764,370
                                             ------------

              SHORT-TERM INVESTMENTS--1.3%
1,934,977     SSgA Money Market Fund
                (cost $1,934,977)..........     1,934,977
                                             ------------
              Total Investments--100.1%
              (cost $151,536,541; Note 5)..   145,699,347
              Liabilities in excess of
                other assets--(0.1%).......      (145,416)
                                             ------------
              Net Assets--100%.............  $145,553,931
                                             ------------
                                             ------------

------------------
(a) Non-income producing security.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       22

               Small Capitalization Value Portfolio
               Portfolio of Investments December 31, 2001

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              LONG-TERM INVESTMENTS--98.8%
              Common Stocks
              Aerospace--0.7%
  34,500      DRS Technologies, Inc.........  $  1,229,925
                                              ------------

              Auto Related--2.1%
  46,500      Modine Manufacturing Co.......     1,084,845
  93,814      Myers Industries, Inc.........     1,280,561
  16,900      Snap-On, Inc..................       568,854
  36,800      United Rentals, Inc.(a).......       835,360
                                              ------------
                                                 3,769,620
                                              ------------
              Banks--7.8%
  35,070      Associated Banc Corp..........     1,237,620
  34,700      Astoria Financial Corp........       918,162
 188,800      BankUnited Financial
                Corp.(a)....................     2,803,680
  18,000      Commerce Bancorp, Inc.........       708,120
  42,500      First Financial Holdings,
                Inc.........................     1,027,225
  33,000      FirstFed Financial Corp.......       845,790
  43,400      Hibernia Corp.................       772,086
  54,379      Hudson United Bancorp.........     1,560,677
  75,800      Independent Bank Corp.........     1,628,942
  35,025      New York Community Bancorp,
                Inc.........................       801,022
  69,450      Susquehanna Bancshares,
                Inc.........................     1,448,033
                                              ------------
                                                13,751,357
                                              ------------

              Building & Construction--0.6%
  27,800      Carlisle Co., Inc.............     1,028,044
                                              ------------

              Business Services--4.8%
  90,400      Allied Waste Industries,
                Inc.(a).....................     1,271,024
  45,900      Harte-Hanks, Inc..............     1,293,003
  63,100      Keane, Inc.(a)................     1,137,693
  49,700      Kelly Services, Inc. (Class A
                shares).....................     1,087,933
  37,500      NDCHealth Corp................     1,295,625
  50,000      Republic Services, Inc.(a)....       998,500
  41,400      United Stationers, Inc.(a)....     1,393,110
                                              ------------
                                                 8,476,888
                                              ------------
              Chemicals--4.2%
  28,800      Cambrex Corp..................     1,255,680
  58,800      H.B. Fuller Co................     1,691,676

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  30,000      OM Group, Inc................  $  1,985,700
  33,900      Scotts Co. (Class A
                shares)(a).................     1,613,640
  21,200      Valspar Corp. (The)..........       839,520
                                             ------------
                                                7,386,216
                                             ------------

              Commercial Services--0.2%
  36,100      Service Corp.
                International(a)...........       180,139
  33,600      Stewart Enterprises, Inc.
                (Class A shares)(a)........       201,264
                                             ------------
                                                  381,403
                                             ------------

              Computers &
                Business Equipment--1.2%
  60,800      Global Payments Inc..........     2,091,520
   8,660      MTS Systems Corp.............        87,553
                                             ------------
                                                2,179,073
                                             ------------

              Diversified Industrials--4.3%
  40,700      Brady Corp...................     1,489,620
  83,400      Federal Signal Corp..........     1,857,318
  39,450      Lancaster Colony Corp........     1,400,869
  39,700      Teleflex, Inc................     1,878,207
  76,500      Watsco, Inc..................     1,086,300
                                             ------------
                                                7,712,314
                                             ------------

              Drugs & Healthcare--15.8%
  34,100      Arrow International, Inc.....     1,361,954
  33,400      Barr Laboratories, Inc.(a)...     2,650,624
  59,700      Cooper Companies, Inc........     2,983,806
 143,800      Covance Inc.(a)..............     3,264,260
  20,200      DENTSPLY International, Inc..     1,014,040
  82,200      Diagnostic Products Corp.....     3,612,690
  45,600      Invacare Corp................     1,537,176
  90,100      K-V Pharmaceutical Co.(a)....     2,924,646
  44,600      Lincare Holdings, Inc.(a)....     1,277,790
  51,500      Orthodontic Centers of
                  America, Inc.(a).........     1,570,750
  72,900      Pediatrix Medical Group,
                Inc.(a)....................     2,472,768
  77,600      Pharmaceutical Product
                  Development, Inc.(a).....     2,507,256
  45,700      Quintiles Transnational
                Corp.(a)...................       733,485
                                             ------------
                                               27,911,245
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       23

               THE TARGET PORTFOLIO TRUST
               Small Capitalization Value Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Electric Utilities--1.7%
  52,300      OGE Energy Corp...............  $  1,207,084
  64,000      PNM Resource Holdings Co.(a)..     1,788,800
                                              ------------
                                                 2,995,884
                                              ------------

              Electrical Equipment--1.8%
  48,000      Littelfuse, Inc.(a)...........     1,259,520
  32,700      Technitrol, Inc...............       903,174
  60,400      Woodhead Industries, Inc......       959,152
                                              ------------
                                                 3,121,846
                                              ------------

              Electronics--5.0%
  64,300      AMETEK, Inc...................     2,050,527
  37,800      C&D Technologies, Inc.........       863,730
  32,300      Electro Scientific Industries,
                Inc.(a).....................       969,323
 173,100      Pioneer Standard Electronics,
                Inc.........................     2,198,370
  43,800      Rogers Corp.(a)...............     1,327,140
  44,350      Varian, Inc.(a)...............     1,438,714
                                              ------------
                                                 8,847,804
                                              ------------

              Engineering Services--1.5%
  26,100      EMCOR Group, Inc.(a)..........     1,184,940
  67,200      Oceaneering International,
                Inc.(a).....................     1,486,464
                                              ------------
                                                 2,671,404
                                              ------------

              Financial Services--4.3%
  66,800      AmeriCredit Corp.(a)..........     2,107,540
  49,500      Eaton Vance Corp..............     1,759,725
  50,600      Jeffries Group, Inc...........     2,140,886
  45,000      Raymond James Financial,
                Inc.........................     1,598,400
                                              ------------
                                                 7,606,551
                                              ------------

              Foods--1.2%
  27,200      Outback Steakhouse, Inc.......       931,600
  36,900      Performance Food Group
                Co.(a)......................     1,297,773
                                              ------------
                                                 2,229,373
                                              ------------

              Gas & Pipeline Utilities--3.4%
  40,820      Equitable Resources, Inc......     1,390,737
  54,800      National Fuel Gas Co..........     1,353,560

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

  89,400      ONEOK, Inc...................  $  1,594,896
  55,800      WGL Holdings, Inc............     1,622,106
                                             ------------
                                                5,961,299
                                             ------------

              Homebuilders--3.1%
  59,400      D.R. Horton, Inc.............     1,928,124
 170,300      Hovnanian Enterprises, Inc.
                (Class A shares)...........     3,623,984
                                             ------------
                                                5,552,108
                                             ------------

              Hotels & Restaurants--0.9%
  49,300      Brinker International,
                Inc.(a)....................     1,467,168
                                             ------------

              Household Appliances &
                Home Furnishings--0.9%
  22,500      Chromcraft Revington,
                Inc.(a)....................       242,550
  31,000      Ethan Allen Interiors,
                Inc........................     1,289,290
   6,000      Furniture Brands
                International, Inc.(a).....       192,120
                                             ------------
                                                1,723,960
                                             ------------

              Industrial Machinery--3.6%
  44,800      ESCO Technologies, Inc.......     1,545,152
  41,050      Graco, Inc...................     1,603,003
  53,050      Manitowoc Co., Inc...........     1,649,855
  31,600      Robbins & Myers, Inc.........       739,756
  41,900      Stewart & Stevenson Services,
                Inc........................       788,139
                                             ------------
                                                6,325,905
                                             ------------

              Insurance--5.4%
  49,000      Brown & Brown, Inc...........     1,337,700
  57,300      Commerce Group, Inc..........     2,159,637
  63,700      Horace Mann Educators
                Corp.......................     1,351,714
  76,000      Philadelphia Consolidated
                  Holding Corp.(a).........     2,865,960
  62,200      Protective Life Corp.........     1,799,446
                                             ------------
                                                9,514,457
                                             ------------

              Leisure Related--1.4%
  57,000      Marcus Corp..................       806,550
  83,000      WMS Industries, Inc.(a)......     1,660,000
                                             ------------
                                                2,466,550
                                             ------------

              Manufacturing--2.5%
  50,800      AptarGroup, Inc..............     1,779,524
  50,150      Flowserve Corp...............     1,334,492
  28,500      Roper Industries, Inc........     1,410,750
                                             ------------
                                                4,524,766
                                             ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       24

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)
              Multimedia--2.9%
  53,600      Harman International
                Industries, Inc.............  $  2,417,360
 287,900      Sinclair Broadcast Group, Inc.
                (Class A shares)(a).........     2,723,534
                                              ------------
                                                 5,140,894
                                              ------------
              Oil & Gas Exploration/Drilling--3.1%
  84,600      Pioneer Natural Resources
                Co.(a)......................     1,629,396
  67,400      Swift Energy Co.(a)...........     1,361,480
  77,380      Varco International, Inc.(a)..     1,159,152
  80,900      XTO Energy, Inc...............     1,415,750
                                              ------------
                                                 5,565,778
                                              ------------
              Paper & Paper Products--0.5%
  73,000      Longview Fiber Co.............       862,130
                                              ------------

              Printing & Publishing--1.1%
  68,450      Banta Corp....................     2,020,644
                                              ------------

              Real Estate Investment Trust--1.4%
  19,500      Alexandria Real Estate
                Equities, Inc...............       801,450
  26,500      Liberty Property Trust........       791,025
  26,900      SL Green Reality Corp.........       826,099
                                              ------------
                                                 2,418,574
                                              ------------
              Retail - Apparel--2.5%
  70,200      Fred's, Inc...................     2,875,392
  30,700      Lands End, Inc................     1,539,912
                                              ------------
                                                 4,415,304
                                              ------------
              Retail - Grocery--0.8%
  84,300      Ruddick Corp..................     1,347,957
                                              ------------

              Retail - Trade--0.6%
  54,600      MSC Industrial Direct Co.,
                Inc.
                (Class A shares)(a).........     1,078,350
                                              ------------

              Savings And Loan--2.5%
  44,800      FirstMerit Corp...............     1,213,632
  31,600      Golden State Bancorp, Inc.....       826,340
  31,750      People's Bank.................       675,005
  52,700      Webster Financial Corp........     1,661,631
                                              ------------
                                                 4,376,608
                                              ------------

                                                VALUE
 SHARES                DESCRIPTION             (NOTE 1)

              Software--4.1%
  34,900      Cerner Corp.(a)..............  $  1,742,557
  83,600      Progress Software Corp.(a)...     1,444,608
  77,200      Sensient Technologies Corp...     1,606,532
 127,700      Verity, Inc.(a)..............     2,585,925
                                             ------------
                                                7,379,622
                                             ------------

              Trucking & Freight Forwarding--0.9%
  64,100      Werner Enterprises, Inc......     1,557,630
                                             ------------
              Total long-term investments
                (cost $148,984,184)........    174,998,651
                                             ------------
Principal
 Amount
 (000)
--------
              SHORT-TERM INVESTMENTS--0.7%

              Repurchase Agreement--0.6%
$1,054...     State Street Bank & Trust
              Co.,
                0.50%, dated 12/31/01, due
                1/2/02, in the amount of
                $1,054,029 (cost
                $1,054,000; collateralized
                by $1,015,000 U.S. Treasury
                Note, 5.875% 11/15/04,
                value of collateral
                including accrued interest
                is $1,078,878).............     1,054,000
                                             ------------
 Shares
--------

              Money Market Fund--0.1%
101,735..     SSgA Money Market Fund,
                (cost $101,735)............       101,735
                                             ------------
              Total short-term investments
                (cost $1,155,735)..........     1,155,735
                                             ------------
              Total Investments--99.5%
              (cost $150,139,919; Note 5)..   176,154,386
              Other assets in excess of
                liabilities--0.5%..........       933,278
                                             ------------
              Net Assets--100%.............  $177,087,664
                                             ------------
                                             ------------
---------------
(a) Non-income producing security.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       25

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio
               Portfolio of Investments December 31, 2001
                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

              LONG-TERM INVESTMENTS--99.0%

              Common Stocks
              Australia--2.1%
 612,100      BHP Billiton Ltd..............  $  3,289,930
                                              ------------

              Finland--0.5%
  23,980      UPM-Kymmene Oyj...............       795,328
                                              ------------

              France--15.9%
 199,400      Alcatel SA....................     3,408,766
 134,640      Axa...........................     2,813,571
  46,060      BNP Paribas SA................     4,121,552
  11,980      Compagnie de Saint-Gobain.....     1,807,995
  55,400      Lagardere SCA.................     2,318,347
 109,800      Suez SA.......................     3,323,931
  29,785      TotalFinaElf SA, Ser. B.......     4,253,757
  56,801      Vivendi Universal SA..........     3,110,297
                                              ------------
                                                25,158,216
                                              ------------

              Germany--4.4%
   6,699      Allianz AG....................     1,586,581
  49,900      Bayerische Hypo-und
                Vereinsbank AG..............     1,524,820
  50,600      E.On AG(a)....................     2,621,169
  33,300      Metro AG......................     1,181,526
                                              ------------
                                                 6,914,096
                                              ------------

              Hong Kong--1.1%
178,000..     Hutchison Whampoa, Ltd........     1,723,423
                                              ------------
              Ireland--1.8%
 105,800      Allied Irish Banks PLC........     1,224,615
  90,400      CRH PLC.......................     1,596,107
                                              ------------
                                                 2,820,722
                                              ------------

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

                Italy--8.1%
   167,290      Alleanza Assicurazioni......  $ 1,839,533
   355,200      ENI SpA.....................    4,452,935
   238,700      Sanpaolo IMI SpA............    2,561,004
   458,400      Telecom Italia SpA..........    3,918,200
                                              -----------
                                               12,771,672
                                              -----------

                Japan--16.0%
14,400....      Acom Co., Ltd...............    1,049,290
73,000....      Canon, Inc..................    2,512,056
468.......      East Japan Railway Co.......    2,260,370
371,000...      Hitachi, Ltd................    2,717,534
   522,000      Nikko Cordial Corp..........    2,330,002
435,000...      Nissan Motor Co., Ltd.......    2,306,768
149.......      NTT DoCoMo, Inc.............    1,750,801
    19,500      Orix Corp...................    1,746,757
    56,500      Sony Corp...................    2,582,291
374,000...      Sumitomo Trust & Banking        1,518,145
                Co., Ltd....................
   180,400      Toyota Motor Corp...........    4,569,877
                                              -----------
                                               25,343,891
                                              -----------

                Netherlands--18.6%
   251,100      ABN AMRO Holding NV.........    4,044,418
    68,600      Akzo Nobel NV...............    3,063,133
   148,200      Fortis NV...................    3,839,829
    72,475      Heineken NV.................    2,748,316
   102,100      ING Groep NV................    2,603,571
   649,100      KPN NV......................    3,300,034
   163,419      Philips Electronics NV......    4,856,905
    62,000      Royal Dutch Petroleum Co....    3,141,049
    78,000      Wolters Kluwer NV...........    1,777,892
                                              -----------
                                               29,375,147
                                              -----------

                Portugal--1.2%
253,020...      Portugal Telecom, SA........    1,971,213

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       26

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)
              Singapore--2.1%
280,850..     Oversea-Chinese Banking Corp.,
                Ltd.........................  $  1,673,082
238,328..     United Overseas Bank, Ltd.....     1,639,188
                                              ------------
                                                 3,312,270
                                              ------------

              Spain--3.2%
  71,300      Altadis, SA...................     1,212,533
 151,700      Endesa, SA....................     2,373,166
 109,453      Telefonica, SA(a).............     1,464,730
                                              ------------
                                                 5,050,429
                                              ------------

              Sweden--1.9%
 276,900      Investor AB...................     3,022,495
                                              ------------

              Switzerland--5.7%
 125,700      Novartis AG...................     4,542,553
  30,200      Roche Holding AG..............     2,155,454
  47,200      UBS AG(a).....................     2,382,316
                                              ------------
                                                 9,080,323
                                              ------------

              United Kingdom--16.4%
 354,328      BAE Systems PLC...............     1,596,058
 448,600      BP PLC........................     3,486,447
 444,620      BT Group PLC(a)...............     1,637,164
 377,412      Cadbury Schweppes PLC.........     2,405,871
 345,399      Diageo PLC....................     3,946,148
  93,400      GlaxoSmithKline PLC...........     2,342,150
 398,605      HSBC Holdings PLC.............     4,675,848
  84,900      Imperial Tobacco Group PLC....     1,119,486

                                                  US$
                                                 VALUE
  SHARES                DESCRIPTION            (NOTE 1)

 1,258,220      mmO2 PLC(a).................  $ 1,584,000
   237,300      National Grid Group PLC.....    1,478,169
   478,600      Tesco PLC...................    1,734,421
                                              -----------
                                               26,005,762
                                              -----------
                Total long-term investments
                  (cost $160,663,366).......  156,634,917
                                              -----------
Principal
  Amount
  (000)
----------
                SHORT-TERM INVESTMENTS--1.2%

                United States Government Obligations
                United States Treasury
                  Bills,
$      600      1.57%, 1/17/02..............      599,558
       245      1.605%, 1/17/02.............      244,818
       651      1.69%, 3/7/02...............      649,014
       165      1.71%, 3/7/02...............      164,493
       300      1.72%, 3/7/02...............      299,071
                                              -----------
                Total short-term investments
                  (cost $1,956,992).........    1,956,954
                                              -----------
                Total Investments--100.2%
                (cost $162,620,358; Note 5).. 158,591,871
                Liabilities in excess of
                  other assets--(0.2%)......     (285,366)
                                              -----------
                Net Assets--100%............  $158,306,505
                                              -----------
                                              -----------

------------------
(a) Non-income producing security.
AB--Antiebolay (Swedish Stock Company).
AG--Aktiengesellschaft (German Stock Company).
NV--Naamloze Vennootschap (Dutch Corporation).
Oyj--Osakehtio (Finnish Corporation).
PLC--Public Limited Company (British Corporation).
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anoynme (French
    Corporation).
SCA-- Societe Capital Anonyme (French Corporation).
SpA--Societa per Azione (Italian Corporation).

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       27

               THE TARGET PORTFOLIO TRUST
               International Equity Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

The industry classification of portfolio holdings shown as a percentage of net assets as of December 31, 2001 was as follows:

Financial Services...............................   18.6%
Telecommunications...............................   11.0
Oil & Gas........................................    9.7
Electronics......................................    8.0
Insurance........................................    5.6
Food & Beverage..................................    5.1
Auto - Cars & Trucks.............................    4.4
Pharmaceuticals..................................    4.4
Diversified Industries...........................    3.6
Building & Construction..........................    3.1
Banks............................................    2.4
Capital Goods....................................    2.4
Waste Management.................................    2.1
Natural Resources................................    2.1
Chemicals........................................    1.9
Beverages........................................    1.7
Tobacco..........................................    1.5
Media............................................    1.5
Energy...........................................    1.5
Railroads........................................    1.4
Medical Products & Services......................    1.4
U.S. Government Securities.......................    1.2
Publishing.......................................    1.1
Manufacturing....................................    1.1
Leasing..........................................    1.1
Aerospace/Defense................................    1.0
Retail...........................................    0.8
Forest Products..................................    0.5
                                                   -----
                                                   100.2
Liabilities in excess of other assets............   (0.2)
                                                   -----
                                                   100.0%
                                                   -----
                                                   -----

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       28

               International Bond Portfolio
               Portfolio of Investments December 31, 2001

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                LONG-TERM INVESTMENTS--90.3%

                Canada--7.2%
                Canadian Gov't. Bonds,
C$   1,100      5.50%, 6/1/10...............  $   697,242
       990      6.00%, 6/1/11...............      649,348
                                              -----------
                                                1,346,590
                                              -----------

                Denmark--0.8%
                Danish Gov't. Bonds,
 DKK 1,100      6.00%, 11/15/11.............      139,555
                                              -----------

                Eurobonds--53.0%
                Austrian Gov't. Bonds,
 EUR 1,000      7.25%, 5/3/07...............      506,226
                Barclays Bank PLC,
        50      7.50%, 12/15/49.............       48,483
                Bayerische Hypo - und
                  Vereinsbank AG,
       400      4.75%, 9/19/07..............      355,258
                British Telecom PLC,
       200      6.875%, 2/15/11.............      185,464
                Coca-Cola Hellenic Bottling
                  Co.,
       180      5.25%, 6/27/06..............      161,308
                Depfa Pfandriefbank,
       200      5.00%, 2/3/05...............      181,636
                Deutsche Telekom Int'l.
                  Finance BV,
       200      5.875%, 7/11/06.............      180,122
                Dutch Gov't. Bonds,
       700      7.50%, 1/15/23..............      780,944
                Finnish Gov't. Bonds,
       800      9.50%, 3/15/04..............      795,208
                French Gov't. Bonds,
       400      5.75%, 10/25/32.............      372,531
                Genossenschafts -
                  Hypothekenbank AG,
       300      5.75%, 1/22/07..............      278,196
                German Gov't. Bonds,
       600      6.50%, 7/15/03..............      557,194

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                Imperial Tobacco Finance
                  PLC,
 EUR   185      6.375%, 9/27/06.............  $   168,095
                Int'l. American Dev. Bank,
       900      5.50%, 3/30/10..............      818,963
                Italian Gov't. Bonds,
       500      4.50%, 5/1/09...............      432,275
                Koninklijke Ahold NV,
       185      5.875%, 5/9/08..............      166,119
                NGG Finance PLC,
       150      6.125%, 8/23/11.............      133,756
                Nordbanken Hypotek AB,
       100      6.00%, 12/13/10.............       92,269
                Norsk Hydro AS,
       125      6.25%, 1/15/10..............      113,967
                Portuguese Gov't. Bonds,
       750      5.375%, 6/23/08.............      685,073
                Rheinische Hypothekenbank
                  AG,
       400      5.75%, 7/5/10...............      366,833
                Royal Bank of Scotland,
        60      5.50%, 7/27/09..............       52,941
        70      6.125%, 2/5/13..............       63,541
       200      6.00%, 5/10/13..............      179,410
                San Paolo IMI SpA,
        50      6.375%, 4/6/10..............       46,321
                Spanish Gov't. Bonds,
       900      5.40%, 7/30/11..............      813,754
                Syngenta Luxembourg Finance,
       130      5.50%, 7/10/06..............      115,806
                Ti Group PLC,
       170      6.375%, 7/18/05.............      156,434
                Treuhandanstalt,
       500      6.875%, 6/11/03.............      465,664
                Tyco International, Ltd.,
       170      6.125%, 4/4/07..............      152,725
                Unicredito Italiano SpA,
       150      6.00%, 3/16/11..............      132,354
                United Utility Water PLC,
       140      4.875%, 3/18/09.............      118,918

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       29

               THE TARGET PORTFOLIO TRUST
               International Bond Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)
                Eurobonds (cont'd.)
                Vodafone Finance,
 EUR   240      4.75%, 5/27/09..............  $   202,256
                                              -----------
                                                9,880,044
                                              -----------
                Japan--23.3%
                Austrian Gov't. Bonds,
 Y 120,000      4.50%, 9/28/05..............    1,058,447
                Fannie Mae,
   100,000      2.125%, 10/9/07.............      827,865
                Italian Gov't. Bonds,
    88,000      1.80%, 2/23/10..............      712,071
                Japanese Gov't. Bonds,
   104,000      1.90%, 6/21/10..............      840,007
    27,000      2.20%, 6/22/20..............      213,143
                KFW International Finance,
    55,000      Zero Coupon, 12/20/04.......      429,307
                Spanish Gov't. Bonds,
    30,000      3.10%, 9/20/06..............      257,172
                                              -----------
                                                4,338,012
                                              -----------
                Sweden--0.8%
                Swedish Gov't. Bonds,
 SEK 1,450      8.00%, 8/15/07..............      157,445
                                              -----------

                United Kingdom--3.9%
                United Kingdom Treasury
                  Bonds,
 BP    100      5.00%, 3/7/12...............      144,812
       200      4.25%, 6/7/32...............      269,686
                Euro Inv. Bank,
       200      7.625%, 12/7/06.............      316,695
                                              -----------
                                                  731,193
                                              -----------

                United States--1.3%
                United States Treasury
                  Bonds,
US$    250      5.375%, 2/15/31.............      246,367
                                              -----------
                Total long-term investments
                  (cost US$17,879,994)......   16,839,206
                                              -----------

 PRINCIPAL                                        US$
  AMOUNT                                         VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                SHORT-TERM INVESTMENTS--14.4%

                Japan--5.1%
                Italian Gov't. Bonds,
Y   70,000      0.375%, 5/12/02.............  $   556,651
                Spanish Gov't. Bonds,
    50,000      5.75%, 3/23/02..............      386,274
                                              -----------
                                                  942,925
                                              -----------

                United States--9.3%

                Repurchase Agreement--8.5%
US$  1,588      State Street Bank & Trust
                  Co.,
                  0.50%, dated 12/31/01, due
                  1/02/02, in the amount of
                  $1,588,044 (cost
                  $1,588,000; col-
                  lateralized by $1,075,000
                  U.S. Treasury Notes,
                  10.625%, 08/15/15,
                  approximate value of the
                  collateral including
                  interest is $1,622,578)...    1,588,000
                                              -----------

                United States Government
                  Obligations--0.8%
                United States Treasury
                  Bills,
       150      4.66%(a), 2/28/02(b)........      149,583
                                              -----------
                                                1,737,583
                                              -----------
                Total short-term investments
                  (cost US$2,837,127).......    2,680,508
                                              -----------
                Total Investments--104.7%
                (cost US$20,717,121; Note 5).  19,519,714
                Liabilities in excess of
                  other assets--(4.7%)......     (882,711)
                                              -----------
                Net Assets--100%............  $18,637,003
                                              -----------
                                              -----------

------------------
Portfolio securities are classified according to the securities' currency denomination.
(a) Rate quoted represents yield-to-maturity as of purchase date.
(b) Pledged as initial margin for financial futures contracts.
AB--Aktiebolag (Swedish Company).
AG--Aktiengesellschaft (German Company).
AS--Aksjeselskap (Norwegian Company).
BV--Besoten Vennootschap (Dutch Company).
NV--Naamloze Vennootschap (Dutch Company).
PLC--Public Liability Company (British Company).
SpA--Societa per Azione (Italian Company).

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       30

               Total Return Bond Portfolio
               Portfolio of Investments December 31, 2001

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       LONG-TERM INVESTMENTS--94.7%

                       Corporate Bonds--20.3%

                       Airlines--1.4%
                       Embarcadero Aircraft
                         Securitization Trust,
                         Class A-1,
Aa2        $    700    2.56%, 8/15/25(c).......  $    630,000
                       United Airlines,
                         Inc.,.................
B1            1,000    10.85%, 2/19/15.........       892,180
                                                 ------------
                                                    1,522,180
                                                 ------------
                       Automobiles & Parts--1.3%
                       Ford Motor Credit Co.,
A3              250    7.45%, 7/16/31..........       229,383
                       TRW, Inc.,..............
Baa2            600    6.625%, 6/1/04..........       612,653
Baa2            500    8.75%, 5/15/06..........       535,965
                                                 ------------
                                                    1,378,001
                                                 ------------
                       Banking--1.1%
                       Capital One Bank,
Baa2          1,200    3.02%, 7/28/03..........     1,188,120
                                                 ------------
                       Financial Services--8.7%
                       Allete,
                       3.24%, 10/20/03,
APoundPound      700     MTN(c)................       701,548
                       Bear, Stearns & Co.
                         Inc.,
A2              900    2.763%, 5/24/04, MTN....       899,273
                       Conseco Finance
                         Securitization Corp.,
AAAPoundPound    1,000 8.85%, 12/1/31..........     1,132,585
                       Ford Motor Credit Co.,
A2            1,200    5.75%, 2/23/04..........     1,200,876
A2            1,000    2.423%, 6/23/03(c)......       980,204

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       General Motors
                         Acceptance Corp.,
A2          $   500    2.75%, 4/5/04...........  $    482,606
A2            1,500    8.00%, 11/1/31..........     1,517,535
                       Heller Financial, Inc.,
Aaa             800    2.57%, 4/28/03(c).......       805,880
                       PEMEX Project Funding
                         Master Trust,
Baa2          1,000    8.00%, 11/15/11.........     1,007,500
                       PP&L Capital Funding,
                         Inc.,
Baa2            500    7.75%, 4/15/05..........       518,380
                                                 ------------
                                                    9,246,387
                                                 ------------

                       Food & Beverage--1.8%
                       Conagra Foods Inc.,
Baa1          1,000    2.72%, 9/10/03(c).......     1,001,033
                       Kroger Co.,
Baa3            900    2.771%, 8/16/12(c)......       900,561
                                                 ------------
                                                    1,901,594
                                                 ------------

                       Oil & Gas Equipment & Services--0.6%
                       R & B Falcon Corp.,
A-PoundPound      600  6.50%, 4/15/03..........       618,066
                                                 ------------

                       Telecommunications--4.4%
                       British Telecom PLC,
A-PoundPound    2,000  3.165%, 12/15/03(c).....     2,022,020
                       Deutsche Telekom
                         International Finance,
A-PoundPound    1,000  8.25%, 6/15/30..........     1,101,230
                       Sprint Capital Corp.,
Baa1            500    6.00%, 1/15/07..........       496,973
                       Worldcom, Inc.,
A3            1,000    7.375%, 1/15/03.........     1,035,305
                                                 ------------
                                                    4,655,528
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       31

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Utilities--1.0%
                       TXU Electric Co.,
A3         $  1,000    2.50%, 6/15/03(c).......  $  1,001,019
                                                 ------------
                       Total corporate bonds
                         (cost $21,600,042)....    21,510,895
                                                 ------------

                       U.S. Government Agency Mortgage Backed
                         Securities--38.3%
                       Federal Home Loan
                         Mortgage Corp.,
                148    2.21%, 9/15/26..........       147,526
                888    5.50%, 4/1/29-6/1/29....       844,938
                607    6.50%, 5/15/25..........       622,398
              1,000    6.00%, 5/15/28..........       946,870
                       6.50%, 9/15/18-12/15/21,
                330      IO....................        29,300
                837    7.50%, 9/1/16-7/1/17....       866,775
                229    7.811%, 1/1/24..........       230,413
              1,077    8.00%, 9/15/29..........     1,121,342
                  7    9.25%, 1/1/10...........         7,434
                       Federal National
                         Mortgage Assn.,
              1,696    5.00%, 4/1/14...........     1,671,724
                454    5.282%, 5/1/36..........       461,849
                       5.50%, 1/17/17-12/1/30
              3,845      TBA(a)................     3,738,482
              1,600    6.00%, 12/15/05.........     1,681,504
                609    6.422%, 1/1/20..........       606,299
                       Government National
                         Mortgage Assn.,
                       6.00%, 12/15/28-1/24/32
              8,984      TBA(a)................     8,811,089
                       6.375%,
                987      2/20/17-2/20/26.......     1,002,595
                       6.75%,
                738      7/20/22-7/20/27.......       764,209
                635    7.00%, 11/20/29.........       647,612

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       7.50%,
            $ 2,961      2/15/27-5/15/31.......  $  3,067,428
                       7.625%,
              1,049      10/20/26-10/20/27.....     1,078,815
                       8.00%, 10/20/29-1/24/32
              7,905      TBA(a)................     8,267,493
                       8.50%,
              3,792      10/15/29-10/15/30.....     4,018,982
                                                 ------------
                       Total U.S. government
                         agency
                         mortgage backed
                         securities
                         (cost $40,038,975)....    40,635,077
                                                 ------------

                       Asset Backed Securities--1.7%
                       ASBC,
Aaa             204    2.364%, 8/21/30(c)......       204,275
                       Bayview Financial
                         Acquisition Trust,
                         Series 2000-D, Class
                         A,
Aaa             700    2.49%, 11/25/30(c)......       702,406
                       Novastar Mortgage
                         Funding Trust,
AAAPoundPound      541 2.45%, 1/25/31(c).......       542,051
                       World Financial Network
                         Credit Card, Series
                         2001-A,
                         Class A,
AAAPoundPound      360 2.136%, 6/16/08(c)......       358,741
                                                 ------------
                       Total asset backed
                         securities
                         (cost $1,805,217).....     1,807,473
                                                 ------------

                       Foreign Corporate Bonds--0.6%
                       Hellenic Finance, SCA,
                       2.00%, 7/15/03
A               700      (cost $737,625).......       624,818
                                                 ------------

                       Collateralized Mortgage
                         Obligations--9.9%
                       Allied Capital
                         Commercial
                         Mortgage Trust, Series
                         1998-1, Class A,
AAAPoundPound       18 6.31%, 9/25/03..........        17,724
                       American Housing Trust
                         1,
                         Series 1-5, Class A,
AAAPoundPound        9 8.625%, 8/25/18.........         9,138
                       Bear Stearns ARM Trust,
                         Series 2001-9,
AAAPoundPound    2,100 6.299%, 1/25/32.........     2,150,040

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       32

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       Collateralized Mortgage Obligations
                         (cont'd.)
                       Bear Stearns ARM Trust,
                         Class II,
AAAPoundPound $    290 7.491%, 12/25/30 MTN....  $    296,370
                       Champion Home Loan
                         Equity, Series 1995-3,
                         Class A2-3,
Aaa             262    8.673%, 2/25/28(c)......       267,794
                       CWMBS Inc.,
                         Series 2000-2, Class
                         A2,
AAAPoundPound       66 7.75%, 4/25/30..........        66,849
                       Series 1999-A8, Class 1,
AAAPoundPound      679 7.875%, 1/25/30.........       699,574
                       DLJ Mortgage Acceptance
                         Corp., Series 1999-5,
                         Class A-3
AAAPoundPound      500 6.25%, 2/25/29..........       492,655
                       G-Wing Limited, Series
                         2001, Class A,
APoundPound      451   3.491%, 11/6/03(c)......       450,974
                       GMAC Commercial Mortgage
                         Insurance, Security,
                         Inc.,
Aa2             677    6.806%, 4/15/08.........       695,028
                       Series 2001, Class A2,
Aaa             500    3.97%, 9/11/06..........       486,250
                       GMAC Commercial Mortgage
                         Trust I, Series
                         1999-D,
                         Class A,
AAAPoundPound      929 3.049%, 9/20/04.........       927,536
                       Indymac ARM Trust,
                         Series 2001, Class A,
AAAPoundPound      474 6.462%, 1/25/31.........       475,626
                       J.P. Morgan Commercial
                         Mortgage Finance
                         Corp.,
                         Series 1999, Class A,
AAAPoundPound      341 2.176%, 4/15/10(c)......       340,006
                       Resecuritization
                         Mortgage Trust, Series
                         2000-A,
AAAPoundPound      352 6.50%, 4/19/29..........       362,330
                       Residential Asset
                         Securitiziation Trust,
AAAPoundPound      825 6.50%, 9/25/14..........       844,011

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Salomon Brothers
                         Mortgage
                         Securities, Inc.,
                         Series 2000, Class A,
Aaa         $   157    7.60%, 12/25/30.........  $    159,999
                       Structured Asset
                         Securities Corp.,
                         Series 2000-5,
                         Class 2A1,
AAAPoundPound      367 2.70%, 11/25/30(c)......       367,315
                       Vendee Mortgage Trust,
                         Series 1988-1, Class
                         2E,
Aaa           1,000    7.00%, 9/15/27..........     1,002,500
                       Washington Mutual
                         Mortgage Loan, Trust
                         2001, Class A,
AAAPoundPound      375 6.024%, 1/25/41.........       372,354
                                                 ------------
                       Total collateralized
                         mortgage obligations
                         (cost $10,356,646)....    10,484,073
                                                 ------------

                       Municipals--1.8%
                       Georgia Street Road &
                         Thruway Authority
                         Rev.,
                         Governors
                         Transportation
                         Choices,
AAAPoundPound      500 5.00%, 3/1/21...........       491,370
                       New York City Trust
                         Cultural Resources,
                         Museum Modern Art,
                         Series 2001, Class D,
AAAPoundPound    1,500 5.125%, 7/1/31..........     1,450,185
                                                 ------------
                       Total municipals
                         (cost $1,944,969).....     1,941,555
                                                 ------------

                       U.S. Government Securities--16.2%
                       United States Treasury
                         Bond,
              1,100    6.25%, 8/15/23..........     1,163,767
              2,000    8.125%, 5/15/21.........     2,552,820
                       United States Treasury
                         Notes,
              5,216    3.375%, 1/15/07(b)......     5,228,991

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       33

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       U.S. Government Securities (cont'd.)
           $  1,650    3.625%, 1/15/08.........  $  1,667,614
                217    3.875%, 1/15/09.........       221,674
              1,000    5.625%, 5/15/08.........     1,047,660
              2,800    6.50%, 10/15/06.........     3,045,000
              2,100    7.00%, 7/15/06..........     2,321,802
                                                 ------------
                       Total U.S. government
                         securities
                         (cost 17,429,751).....    17,249,328
                                                 ------------

                       Foreign Government Securities--5.9%
                       Federal Republic of
                         Brazil,
B1              308    8.00%, 4/15/14..........       235,507
B1              504    3.188%, 4/15/06.........       441,000
                       Republic of Panama,
Ba1             300    8.875%, 9/30/27.........       273,450
Ba1             800    8.25%, 4/22/08..........       796,000
                       United Kingdom Treasury
                         Notes,
AAAPoundPound    3,000 6.50%, 12/7/03..........     4,503,737
                                                 ------------
                       Total foreign government
                         securities
                         (cost $6,291,527).....     6,249,694
                                                 ------------
                       Total long-term
                         investments
                         (cost $100,204,752)...   100,502,913
                                                 ------------

                       SHORT-TERM INVESTMENTS--21.8%
                       Corporate Bonds--14.3%

                       Airlines--0.7%
                       AMR Corp.,
B1              700    8.47%, 2/20/02, MTN.....       703,402
                                                 ------------

                       Automobiles & Parts--0.7%
                       Daimler Chrysler N.A.
                         Holdings,
A3              800    7.125%, 3/1/02..........       804,600
                                                 ------------

                       Banking--0.5%
                       MBNA Bank, N.A.,
                       2.395%, 12/10/02,
Baa1            500      MTN(c)................       496,250
                                                 ------------
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Financial Services--4.0%
                       Ford Motor Credit Co.,
A3          $   500    2.03%, 12/16/02(c)......  $    494,143
                       GATX Capital Corp.,
Baa2            300    3.23%, 8/1/02(c)........       287,669
                       Lehman Brothers
                         Holdings, Inc.,
A2            1,100    2.381%, 9/3/02..........     1,098,790
                       Morgan Stanley,
Aa3           1,400    2.435%, 1/28/02(c)......     1,400,549
                       Potomac Edison Co.,
Baa1            300    3.03%, 5/1/02(c)........       300,206
                       Public Service
                         Enterprise Group,
                         Inc.,
Baa2            700    3.025%, 5/21/02(c)......       698,174
                                                 ------------
                                                    4,279,531
                                                 ------------

                       Foods--0.7%
                       General Mills, Inc.,
A-2PoundPound      800 3.01%, 1/22/02..........       798,547
                                                 ------------

                       Oil & Gas-Production/Pipeline--0.5%
                       William Companies, Inc.
                         (The),
A-2PoundPound      500 3.48%, 4/17/02..........       494,877
                                                 ------------

                       Pharmaceuticals--4.2%
                       Merck & Co. Inc.,
A-1+PoundPound    4,500 1.85%, 3/22/02..........    4,481,500
                                                 ------------

                       Telecommunications--1.7%
                       AT&T Corp.,
A-2PoundPound      500 4.525%, 8/6/02..........       500,000
A-2PoundPound      500 3.075%, 8/6/02..........       499,478
                       Sprint Corp.,
A-2PoundPound      800 3.48%, 5/9/02...........       790,101
                                                 ------------
                                                    1,789,579
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       34

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                       Utilities--1.3%
                       American Electric Power,
A-2PoundPound $    900 4.26%, 2/13/02..........  $    895,265
                       Commonwealth Edison Co.,
A3              500    7.375%, 9/15/02.........       515,790
                                                 ------------
                                                    1,411,055
                                                 ------------
                       Total corporate bonds
                         (cost $15,263,290)....    15,259,341
                                                 ------------

                       U.S. Government Agency Mortgage Backed
                         Securities--2.8%
                       Federal Home Loan
                         Mortgage Corp.,
                       1.82%, 3/27/02
              3,000      (cost $2,987,108).....     2,987,108
                                                 ------------

                       Foreign Government Securities--3.1%
                       Federal Republic of
                         Germany,
Aaa             900    4.75%, 12/13/02.........       811,751
                       Federal Republic of
                         Italy,
Aa3           2,700    5.75%, 9/15/02..........     2,445,397
                                                 ------------
                       Total foreign government
                         securities
                         (cost $3,269,684).....     3,257,148
                                                 ------------
                       Repurchase Agreement--1.6%
              1,658    State Street Bank &
                         Trust Co.,0.50%, dated
                         12/31/01, due 1/2/02
                         in the amount of
                         $1,658,046 (cost
                         $1,658,000,
                         collateralized by
                         $1,345,000 U.S.
                         Treasury Bonds,
                         7.875%, 2/15/21; value
                         of collateral
                         including accrued
                         interest is
                         $1,697,432)...........     1,658,000
                                                 ------------
                       Total short-term
                         investments
                         (cost $23,178,082)....    23,161,597
                                                 ------------

                                                 VALUE
         CONTRACTS         DESCRIPTION          (NOTE 1)

                       OPTIONS PURCHASED(a)--1.0%

                       Call Options
                       United States Treasury
                         Notes,
                       expiring 2/23/02 @
              9,600      $93.83..............  $  1,037,472
                                               ------------

                       Put Options
                       Eurodollar Futures,
                       expiring 6/17/02
                200      @$112.00............         2,500
                                               ------------
                       Total options
                         purchased
                         (cost $1,341,824)...     1,039,972
                                               ------------

                       Total Investments Before Outstanding
                         Options Written
                       (cost $124,724,658;
                         Note 5).............   124,704,482
                                               ------------

                       OUTSTANDING OPTIONS WRITTEN(a)

                       Call Options
                       United States Treasury
                         Note
                         10yr Futures,
                       expiring 2/23/02
                 12      @$112.00............        (1,125)
                                               ------------

                       Put Options
                       Eurodollar Futures,
                       expiring 9/30/02
                  9      @$96.50                     (5,062)
                       expiring 6/17/02
                  4      @$95.75                     (1,540)
                       expiring 6/17/02
                  9      @$97.00                     (2,138)
                       expiring 6/17/02
                 64      @$96.00                     (3,200)

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       35

               THE TARGET PORTFOLIO TRUST
               Total Return Bond Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

                                                 VALUE
         CONTRACTS         DESCRIPTION          (NOTE 1)

                       Put Options (cont'd.)
                       United States Treasury
                         Note
                         10yr Futures,
                       expiring 2/23/02
                 15      @$102.00............  $     (7,266)
                       expiring 2/23/02
                 43      @$103.00............       (30,906)
                                               ------------
                                                    (50,112)
                                               ------------
                       Total outstanding
                         options written
                         (premiums
                         received
                         $106,209)...........       (51,237)
                                               ------------

                       Total Investments, Net of
                         Outstanding
                         Options Written--117.5%
                       (cost $124,618,449)...   124,653,245
                       Liabilities in excess
                         of other
                         assets--(17.5%).....   (18,567,463)
                                               ------------
                       Net Assets--100%......  $106,085,782
                                               ------------
                                               ------------
---------------
        (a) Non-income producing security.
        (b) Pledged as initial margin for financial futures contracts.
        (c) Rate shown reflects current rate on variable rate instrument.
 PoundPound Standard & Poor's rating.

ARM--Adjustable Rate Mortgage.
IO--Interest only.
MTN--Medium Term Notes.
PLC--Public Limited Company (British Corporation).
SCA--Societe Capital Anonyme (French Corporation).
TBA-- To be announced. Securities purchased on a forward commitment basis.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       36

               Intermediate-Term Bond Portfolio
               Portfolio of Investments December 31, 2001

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                     LONG-TERM INVESTMENTS--113.8%
                     Corporate Bonds--41.2%

                     Airlines--2.3%
                     American Airlines, Inc.,
Baa1     $ 1,500       7.86%, 10/1/11......... $  1,496,865
                     United Airines, Inc.,
Ba3        1,700       6.83%, 9/1/08..........    1,600,446
B1         1,500     10.85%, 2/19/15..........    1,338,270
                                               ------------
                                                  4,435,581
                                               ------------

                     Auto & Truck--0.8%
                     Daimlerchrysler NA
                       Holding,
A3         1,500       6.40%, 5/15/06.........    1,497,990
                                               ------------

                     Banking--1.2%
                     Export-Import Bank Korea,
Baa2         300       6.50%, 11/15/06........      310,125
                     Wachovia Corp.,
A1         2,000       4.95%, 11/1/06.........    1,964,300
                                               ------------
                                                  2,274,425
                                               ------------

                     Cable--1.0%
                     Cox Communications, Inc.,
Baa2         300     6.15%, 8/1/03............      308,562
Baa2       1,500     7.50%, 8/15/04...........    1,593,345
                                               ------------
                                                  1,901,907
                                               ------------

                     Commercial Services--0.4%
                     Cox Enterprises, Inc.,
Baa1         800       3.13%, 5/1/33(b).......      805,820
                                               ------------

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Drugs & Medical Supplies--1.0%
                       Bergen Brunswig Corp.,
Ba3         $ 2,000      7.375%, 1/15/03.......  $  2,010,000
                                                 ------------

                       Electrical Power--1.0%
                       Progress Energy, Inc.,
Baa1          2,000      7.00%, 10/30/31.......     1,956,900
                                                 ------------

                       Electrical Equipment--0.8%
                       Dominion Resources,
                         Inc.,
Baa1          1,500      7.60%, 7/15/03........     1,580,174
                                                 ------------

                       Entertainment--0.9%
                       Walt Disney Company,
A3            1,800      3.90%, 9/15/03........     1,798,909
                                                 ------------

                       Financial Services--23.7%
                       Associates Corp. of NA,
Aa1           2,200      2.39%, 5/8/03(b)......     2,199,956
                       Bayview Financial
                         Acquisition Trust,
Aaa             668    2.31%, 2/25/30(b).......       667,921
                       2.32%,
Aaa           3,355      7/25/30-11/25/30(b)...     3,363,566
                       Bear Stearns ARM,
Aaa           4,000    6.30%, 1/25/32(b).......     4,095,313
Aaa           4,284    6.39%, 9/25/31(b).......     4,299,403
                       Bears Stearns & Co.,
                         Inc.,
A2            1,200    2.63%, 11/30/04(b)......     1,194,198
A2            1,500    2.76%, 5/24/04(b).......     1,498,788

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       37

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                     Capital One Bank,
Baa2     $ 2,300       2.85%, 6/23/03(b)...... $  2,294,278
                     Chase Manhattan Corp.,
A1           500       7.625%, 1/15/03........      525,530
                     Chase Mortgage Finance
                       Corp.,
Aaa          128       6.50%, 7/25/28.........      129,879
                     Citicorp Mortgage
                       Securities Inc.,
AAAPoundPound    2,000   4.15%, 12/25/31........    1,995,468
                     FNF Funding X, LLC,
Aaa          800       5.65%, 1/20/07.........      821,932
                     Ford Motor Credit
                       Company,
A2         2,300     2.36%, 6/30/05(b)........    2,175,421
A2         1,100     2.42%, 6/23/03(b)........    1,078,224
A2         2,600     7.60%, 8/1/05............    2,674,516
                     General Motors Acceptance
                       Corp.,
A2         2,100     2.75%, 4/5/04(b).........    2,026,943
A2           700     3.11%, 1/20/04(b)........      685,084
A2         1,200     7.625%, 6/15/04..........    1,269,168
A2           700     8.00%, 11/1/31...........      708,183
                     Golden West Financial
                       Corp.,
A2         1,500       5.50%, 8/8/06..........    1,509,885
                     Heller Financial, Inc.,
Aaa        1,300     2.57%, 4/28/03(b)........    1,309,555
Aaa          500     6.375%, 3/15/06..........      528,825
                     JP Morgan Chase,
Aa3        3,500     5.625%, 8/15/06..........    3,553,935
                     Morgan Stanley Dean
                       Witter,
Aa3        2,300       2.42%, 8/7/03(b).......    2,302,705
                     Norwest Asset Securities
                       Corp.,
AAAPoundPound    1,500   6.50%, 1/25/29.........    1,501,643
                     Unilever Capital Corp.,
A1         1,750       6.875%, 11/1/05........    1,869,189
                                               ------------
                                                 46,279,508
                                               ------------
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Health Care Services--0.2%
                       Columbia/HCA Healthcare
                         Corp.,
Ba1         $   300      6.91%, 6/15/05........  $    308,856
                                                 ------------

                       Industrials--0.2%
                       Golden State Holdings,
Ba1             400      3.23%, 8/1/03.........       394,507
                                                 ------------

                       Oil & Gas--1.3%
                       Duke Energy Field
                         Services LLC,
Baa2          2,400      7.50%, 8/16/05........     2,489,040
                                                 ------------

                       Petroleum Services--0.8%
                       Occidental Petroleum
                         Corp.,
Baa2          1,600      6.40%, 4/1/03.........     1,635,920
                                                 ------------

                       Technology--0.1%
                       International Game
                         Technology,
Ba1             200      7.875%, 5/15/04.......       206,500
                                                 ------------

                       Telecommunications--5.0%
                       British Telecom PLC,
Baa1          1,500      3.17%, 12/15/03.......     1,516,515
                       Deutsche Telekom
                         International Finance,
A3            2,300    7.75%, 6/15/05..........     2,461,667
A3            1,400    8.25%, 6/15/30..........     1,558,367
                       France Telecom SA,
Baa1          2,000      8.50%, 3/1/31.........     2,278,880
                       Sprint Capital Corp.,
Baa1          2,000      6.00%, 1/15/07........     1,987,894
                                                 ------------
                                                    9,803,323
                                                 ------------
--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       38

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                     Telephones--0.5%
                     Worldcom Inc.,
A3       $ 1,000       7.375%, 1/15/03........ $  1,035,305
                                               ------------
                     Total corporate bonds
                       (cost $80,541,310).....   80,414,665
                                               ------------

                     Asset-Backed Securities--0.7%
                     Bear Stearns Asset Backed
                       Securities, Inc.,
                       2.25%, 10/25/34(b)
Aaa        1,278       (cost $1,278,336)......    1,281,348
                                               ------------

                     Collateralized Mortgage
                       Obligation--14.1%
                     Champion Home Loan
                       Equity,
Aaa          394       8.67%, 2/25/28.........      401,691
                     Conseco Finance
                       Securitizations,
Aaa        2,400       7.47%, 5/1/32..........    2,517,000
                     Countrywide Alternative
                       Loan Trust,
Aaa        1,500       5.75%, 2/25/32.........    1,508,890
                     Countrywide Mortgage
                       Backed Securities,
                       Inc.,
Aaa        1,016       6.75%, 5/25/24.........    1,057,941
                     EQCC Home Equity Loan
                       Trust,
Aaa        1,457       5.765%, 6/20/15........    1,465,230
                     G-Wing Limited,
APoundPound      451   3.67%, 11/6/11(b)......      450,974
BBBPoundPound    1,500 4.92%, 5/6/04(b).........    1,500,000
                     Metropolitan Asset
                       Funding, Inc.,
BBBPoundPound      588   2.39%, 4/25/29(b)......      585,902
                     PNC Mortgage Securities
                       Corp., 7.75%,
AAAPoundPound      500   7/25/30(b).............      503,241
                     Premium Asset Trust,
Aa3        1,500       2.48%, 11/27/04(b).....    1,503,310
                     Residential Accredit
                       Loans Inc.,
AAAPoundPound    1,175   8.00%, 6/25/30.........    1,197,074

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Residential Asset
                         Securities Corp.,
Aaa         $   136      2.23%, 10/25/27.......  $    136,551
                       Residential Funding
                         Mortgage,
                       7.50%,
AAAPoundPound    3,337   2/25/30-12/25/30......     3,441,368
                       Residential Funding
                         Mortgage Securities
                         Incorporated,
AAAPoundPound    1,719   7.75%, 11/25/26.......     1,790,005
                       Structured Asset
                         Securities Corp.,
Aaa           5,500      6.25%, 1/25/32........     5,595,393
                       Superannuation Members
                         Home Loans Global
                         Fund,
AAAPoundPound    1,500   2.125%, 6/15/26.......     1,500,404
                       United Mortgage
                         Securities
                         Corporation,
Aaa           1,855      6.73%, 6/25/32........     1,889,252
                       Wells Fargo Mortgage
                         Backed Securities,
AAAPoundPound      151   7.75%, 8/25/30........       151,568
                       WFS Financial Owner
                         Trust,
Aaa             555      6.92%, 1/20/04........       563,850
                                                 ------------
                       Total collateralized
                         mortgage obligations
                         (cost $27,416,210)....    27,759,644
                                                 ------------

                       Municipal Bonds--0.5%
                       Honolulu Hawaii City &
                         County,
                         4.75%, 7/1/28
Aaa           1,000      (cost $827,256).......       906,360
                                                 ------------

                       United States Government
                         Securities--3.9%
                       United States Treasury
                         Notes,
                       3.375%, 1/15/07,
              2,692      TIPS(a)...............     2,698,834
              1,430    3.625%, 1/15/08.........     1,445,266
              3,359    3.875%, 1/15/09.........     3,435,941
                                                 ------------
                       Total U.S. government
                         securities
                         (cost $7,434,829).....     7,580,041
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       39

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                     United States Government Agency
                       Mortgage Pass-Through
                       Obligations--49.3%
                     Federal Farm Credit Bank,
         $ 2,300       5.45%, 1/19/05......... $  2,376,176
                     Federal Home Loan
                       Mortgage Corp.,
           4,400     5.50%, 10/15/31..........    4,181,375
             105     6.00%, 4/1/24............      102,228
           4,548     6.50%, 9/15/18-9/25/22...    4,168,815
              36     9.25%, 1/1/10............       38,128
                     Federal National Mortgage
                       Association,
              81     5.68%, 12/1/30...........       82,121
          31,500     6.00%, 6/25/16-7/25/31...   30,937,413
             966     6.50%, 9/1/05............      995,182
              41     7.00%, 8/1/04............       42,100
             534     7.155%, 7/1/25...........      534,090
             337     7.25%, 8/1/24............      343,140
                     Government National
                       Mortgage Association,
           1,393     2.495%, 2/16/30..........    1,387,927
           2,317     5.50%, 7/20/30...........    2,352,670
           3,896     6.00%, 1/15/29-7/15/29...    3,825,812
                     6.375%,
           3,941       5/20/23-6/20/27........    4,010,768
          12,000     6.50%, 7/15/31...........   12,041,280
           1,393     6.75%, 8/20/26...........    1,430,445
                     7.50%,
          20,100       2/20/30-11/15/30.......   20,802,840
                     7.625%,
             745       10/20/24-12/20/26......      766,543

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       8.00%, 9/20/30 -
            $ 4,527      11/1/31...............  $  4,731,442
              1,045    8.50%, 3/20/25..........     1,099,030
                                                 ------------
                       Total U.S. government
                         agency mortgage
                         pass-through
                         obligations
                         (cost $96,166,244)....    96,249,525
                                                 ------------

                       Foreign Bonds--4.1%
                       Republic of Egypt
Baa3          1,750      8.75%, 7/11/11........     1,715,000
                       Hellenic Finance SCA,
A2            1,200      2.00%, 7/15/03........     1,071,116
                       Republic of Panama
Ba1           1,500      9.375%, 4/1/29........     1,558,500
                       United Mexican States,
Baa3          1,200    6.23%, 4/7/04(b)........     1,212,384
Baa3          1,500    6.25%, 12/31/19(b)......     1,385,700
Baa3          1,000    8.30%, 8/15/31(b).......       980,730
                                                 ------------
                       Total foreign bonds
                         (cost $8,058,794).....     7,923,430
                                                 ------------
                       Total long-term
                         investments
                         (cost $221,722,979)...   222,115,013
                                                 ------------

                       SHORT-TERM INVESTMENTS--20.0%

                       Corporate Bonds--15.2%

                       Aerospace/Defense--0.8%
                       Raytheon Company,
Baa3          1,500      6.45%, 8/15/02........     1,530,015
                                                 ------------

                       Banking--1.0%
                       MBNA America Bank,
Baa1          2,000      2.40%, 12/10/02(b)....     1,985,000
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       40

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)
                     Cable--1.5%
                     Clear Channel
                       Communications,
Baa3     $ 3,000       2.42%, 6/15/02(b)...... $  3,004,179
                                               ------------

                     Electrical Power--1.3%
                     Public Service Enterprise
                       Group, Inc.,
Baa2       2,500       3.03%, 5/21/02(b)......    2,493,480
                                               ------------

                     Electrical Equipment--0.2%
                     Southern California
                       Edison Company,
Caa2         300       4.43%, 5/1/02(b).......      289,500
                                               ------------

                     Financial Services--4.1%
                     CIT Group Inc.,
A2         2,200       2.05%, 9/13/02(b)......    2,201,190
                     Household Finance Corp.,
A2         3,300       2.58%, 8/6/02(b).......    3,299,717
                     Lehman Brothers Holdings
                       PLC,
A2         1,500       2.38%, 9/3/02(b).......    1,498,350
                     Qwest Capital Funding
                       Inc.,
Baa1       1,000       2.95%, 7/8/02(b).......    1,001,122
                                               ------------
                                                  8,000,379
                                               ------------

                     Foods--1.0%
                     General Mills, Inc.,
A2         2,000       3.01%, 1/22/02.........    1,996,488
                                               ------------

                     Health Care Services--1.0%
                     HCA Healthcare Company,
Ba1        2,000       3.40%, 9/19/02(b)......    2,001,446
                                               ------------
 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                       Oil & Gas--2.5%
                       Coastal Corp.,
Baa2        $ 1,000      2.53%, 3/6/02(b)......  $  1,000,257
                       Conoco Inc.,
Baa1          1,500      3.20%, 10/15/02(b)....     1,502,892
                       Pacific Gas & Electric
                         Company,
                         7.057%,
NR            2,500      10/31/01(c)(d)........     2,362,500
                                                 ------------
                                                    4,865,649
                                                 ------------

                       Telephones--0.8%
                       AT&T Corp.,
A2            1,500      4.53%, 8/6/02.........     1,500,000
                                                 ------------

                       Utilities--1.0%
                       Texas Utilities Co.,
Baa3          2,000      6.50%, 8/16/02........     2,041,852
                                                 ------------
                       Total corporate bonds
                         (cost $29,753,775)....    29,707,988
                                                 ------------

                       United States Government
                         Securities--0.1%
                       United States Treasury
                         Bills,
                         1.69%, 2/7/02(a)
                200      (cost $199,653).......       199,653
                                                 ------------

                       United States Government Agency
                         Mortgage Pass-Through
                         Obligations--0.2%
                       Federal Home Loan
                         Mortgage Corp.,
                200    1.94%, 3/27/02..........       199,086
                160    2.28%, 1/10/02(a).......       159,909
                                                 ------------
                       Total U.S. government
                         agency mortgage
                         pass-through
                         obligations
                         (cost $358,995).......       358,995
                                                 ------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       41

               THE TARGET PORTFOLIO TRUST
               Intermediate-Term Bond Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

 MOODY'S   PRINCIPAL
 RATING     AMOUNT                                  VALUE
(UNAUDITED)   (000)          DESCRIPTION           (NOTE 1)

                     Repurchase Agreement--4.5%
                     State Street Bank & Trust
                       Co., 0.75%, dated
                       12/31/01, due 1/2/02 in
                       the amount of
                       $8,771,365 (cost
                       $8,771,000,
                       collateralized by
                       $6,335,000 U.S.
                       Treasury Bond, 9.875%,
                       11/15/15; value of
                       collateral including
                       accrued interest is
         $ 8,771       $8,953,439)............ $  8,771,000
                                               ------------
                     Total short-term
                       investments
                       (cost $39,083,423).....   39,037,636
                                               ------------

                     Total Investments, Before Outstanding
                       Options Written
                     (cost $260,806,402; Note
                       5).....................  261,152,649
                                               ------------
        Contracts    OUTSTANDING PUT OPTIONS WRITTEN(c)
        ---------
                     Eurodollar Futures,
                       Expiring 6/01/02
              64       $95.75.................       (2,575)
                     Eurodollar Futures,
                       Expiring 6/01/02
              36       $96.00.................       (1,800)
                                               ------------
                     Total outstanding put
                       options written
                       (premium received
                       $65,338)...............       (4,375)
                                               ------------
                     Total Investments Net of
                       Outstanding Options
                       Written--133.8%........  261,148,274
                     Liabilities in excess of
                       other
                       assets--(33.8%)........  (65,915,094)
                                               ------------
                     Net Assets--100%......... $195,233,180
                                               ------------
                                               ------------

---------------
(a) Pledged as initial margin for financial futures contracts.
(b) Rate shown reflects current rate on variable rate instrument.
(c) Non-income producing security.
(d) Issuer in bankruptcy.

PoundPound--Standard & Poor's Rating.
ARM--Adjustable Rate Mortgage.
LLC--Limited Liability Company.
PLC--Public Limited Company.
SA-- Sociedad Anonima (Spanish Corporation) or Societe Anoynme, (French
    Corporation).
SCA--Societe Capital Anoyme (French Corporation).
TIPS--Treasury Inflation Protection Security.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       42

               Mortgage Backed Securities Portfolio
               Portfolio of Investments December 31, 2001

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                LONG-TERM INVESTMENTS--98.4%

                Collateralized Mortgage Obligation--22.6%
                Bear Stearns Commercial
                  Mortgage Securities Corp.,
$      750      7.32%, 8/15/10..............  $   804,222
                Federal Home Loan Mortgage
                  Corp.,
       110      5.50%, 8/15/21, PAC.........      110,305
        39      5.95%, 6/15/19, PAC.........       39,500
     2,439      6.00%, 5/15/08 - 5/15/23,
                  PAC.......................    2,457,997
     1,060      6.50%, 11/15/22, PAC........    1,069,275
       359      7.00%, 3/15/23, PAC.........      370,553
       579      7.50%, 6/15/22, PAC I/O.....       20,979
     1,268      8.00%, 12/15/06 - 7/15/21,
                  PAC AD....................    1,331,897
        48      9.00%, 10/15/20.............       50,381
                Federal National Mortgage
                  Assn.,
       314      4.628%, 1/25/09.............      314,216
       304      6.00%, 5/25/10 - 4/19/01....      313,964
       179      6.00%, 4/25/08, PAC.........      183,402
     1,391      6.00%, 9/25/22 - 10/25/22,
                  TAC.......................    1,404,178
       800      6.25%, 1/25/09, PAC.........      827,248
       527      6.50%, 4/25/22 - 12/25/23,
                  PAC.......................      518,801
       315      6.527%, 5/25/30.............      318,506
       150      7.00%, 9/25/20, PAC.........      153,516
       427      7.385%, 3/25/21.............      447,025
       897      7.50%, 5/25/07 - 7/25/22....      928,879
       606      8.00%, 8/25/06 - 5/25/24,
                  PAC.......................      648,039
       331      8.50%, 7/25/18 - 6/25/21,
                  PAC.......................      348,284
                First Boston Mortgage
                  Securities,
       341      8.985%, 4/25/17, I/O........       74,394
       341      Zero Coupon, 4/25/17, P/O...      287,708
        35      7.15%, 8/20/06..............       37,055
                Morgan Stanley Dean Witter &
                  Co.
                  Commercial Mortgage,
     1,000      6.39%, 7/15/33..............    1,009,832
       807      6.66%, 2/15/33..............      833,853
       750      7.20%, 9/15/10..............      798,657
                Nomura Asset Commercial
                  Mortgage
                  Securities Corp.,
     1,000      6.69%, 3/17/28..............    1,030,329

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               Salomon Brothers Mortgage
                 Securities,
$     144      6.00%, 12/26/11..............  $   145,470
               UBS Warburg Commercial
                 Mortgage, Trust,
      186      6.133%, 12/11/30.............      184,185
                                              -----------
               Total collateralized mortgage
                 obligation
                 (cost $16,403,689).........   17,062,650
                                              -----------

               U.S. Government Agency Mortgage Pass -
                 Through Obligations--70.0%
               Federal Home Loan Mortgage
                 Corp.,
    1,039      6.00%, 5/01/11 - 3/01/30.....    1,027,614
      524      6.50%, 2/01/04 - 12/01/14....      537,381
      595      7.00%, 5/01/28...............      607,026
      437(a)   7.25%, 7/01/06...............          441
      799      7.50%, 3/01/08 - 6/01/28.....      828,500
       21      8.25%, 12/01/05 - 5/01/08....       22,051
      112      8.50%, 6/01/03 - 7/01/21.....      120,277
       84      8.75%, 12/01/08..............       89,691
      366      9.00%, 6/01/02 - 3/01/11.....      390,674
        9      10.00%, 1/01/04..............        9,202
       46      10.50%, 11/01/19.............       51,996
       33      11.50%, 3/01/16..............       38,671
        9      12.75%, 11/01/13.............        9,705
       20      13.25%, 5/01/13..............       23,639
        4      14.00%, 6/01/11..............        4,994
               Federal National Mortgage
                 Assn.,
      905      5.50%, 2/01/29 - 6/01/29.....      861,175
      699      5.78%, 11/01/11..............      689,261
    2,152      6.00%, 8/01/11 - 1/01/31.....    2,119,885
       86      6.18%, 7/01/08...............       89,197
       77      6.30%, 1/01/08...............       79,424
       70      6.34%, 1/01/08...............       72,894
       77      6.43%, 1/01/08...............       79,870
      483      6.447%, 1/01/08..............      504,623
      649      6.55%, 9/01/07...............      680,927
       52      6.812%, 10/01/07.............       55,544
    8,784      7.00%, 9/01/11 - 4/01/29.....    9,048,194
      596      7.04%, 3/01/07...............      638,060
    1,685      7.50%, 2/01/20 - 6/01/30.....    1,740,895
       42      7.75%, 10/01/19..............       44,654

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       43

               THE TARGET PORTFOLIO TRUST
               Mortgage Backed Securities Portfolio (cont'd)
               Portfolio of Investments December 31, 2001

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

                U.S. Government Agency Mortgage Pass -
                  Through Obligations (cont'd.)
                Federal National Mortgage
                  Assn. (cont'd.)
$      483      8.00%, 3/01/07 - 12/01/22...  $   512,934
       377      8.50%, 1/01/07..............      400,129
       112      9.75%, 8/01/10 - 11/01/16...      123,428
                Government National Mortgage
                  Assn.,
        57      6.00%, 10/15/28.............       55,692
       635      6.50%, 5/15/23 - 4/15/26....      641,128
    10,057      7.00%, 7/15/16 - 12/15/28...   10,321,852
    14,844      7.50%, 3/15/07 - 1/15/31....   15,445,309
     2,709      8.00%, 1/15/08 - 11/15/30...    2,848,385
       542      8.25%, 6/20/17 - 7/20/17....      573,607
       150      8.50%, 3/15/05 - 4/20/17....      159,113
       621      9.00%, 3/20/02 - 1/15/20....      672,876
       397      9.50%, 9/15/02 - 1/15/21....      438,997
        39      13.50%, 6/15/10 - 5/15/11...       44,627
        53      14.00%, 6/15/11 - 4/15/12...       63,155
        24      16.00%, 4/15/12 - 5/15/12...       29,284
                                              -----------
                U.S. government agency
                  mortgage
                  pass-through obligations
                  (cost $51,982,117)........   52,796,981
                                              -----------

                U.S. Government Securities--5.8%
                United States Treasury
                  Bonds,
     2,500      3.50%, 11/15/06(b)..........    2,409,375
     2,000      5.00%, 8/15/11..............    1,993,740
                                              -----------
                Total U.S. government
                  securities
                  (cost $4,358,126).........    4,403,115
                                              -----------
                Total long-term investments
                  (cost $72,743,932)........   74,262,746
                                              -----------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               SHORT-TERM INVESTMENTS--3.4%

               Repurchase Agreement
$   2,584      Paribas, 1.67%, dated
                 12/31/01 due 1/02/02 in the
                 amount of $2,584,240 (cost
                 $2,584,000; collateralized
                 by $2,208,000 U.S. Treasury
                 Notes, 7.25%, 8/15/22;
                 value of collateral
                 including accrued interest
                 $2,647,184)................  $ 2,584,000
                                              -----------
               Total Investments--101.8%
               (cost $75,327,932; Note 5)...   76,846,746
               Liabilities in excess of
                 other assets--(1.8%).......   (1,344,869)
                                              -----------
               Net Assets--100%.............  $75,501,877
                                              -----------
                                              -----------
---------------
(a) Actual amount, not rounded.
(b) Security segregated as collateral for futures contracts.
AD--Accretion Directed.
I/O--Interest Only Security.
PAC--Planned Amortization Class.
P/O--Principal Only Security.
TAC--Target Amortization Class.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       44

               U.S. Government Money Market Portfolio
               Portfolio of Investments December 31, 2001

 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

              Federal Home Loan Bank--10.0%
$  5,500      1.62%, 1/20/02(b).............  $  5,499,480
  10,000      1.71%, 3/15/02(a).............     9,965,325
                                              ------------
                                                15,464,805
                                              ------------

              Federal Home Loan Mortgage Corp.--25.6%
  15,000      2.05%, 1/31/02(a).............    14,974,750
  10,000      1.97%, 2/7/02(a)..............     9,980,164
   7,000      2.06%, 2/28/02(a).............     6,977,219
   4,700      1.73%, 3/27/02(a).............     4,681,134
   3,000      4.02%, 7/2/02(a)..............     3,000,000
                                              ------------
                                                39,613,267
                                              ------------

              Federal National Mortgage Association--47.6%
  10,000      2.07%, 1/2/02(a)..............     9,999,431
   5,000      1.73%, 1/5/02(b)..............     5,000,000
   5,000      2.25%, 1/17/02(a).............     4,995,000
   3,000      2.23%, 1/24/02(a).............     2,995,802
   5,000      1.71%, 1/29/02(b).............     4,998,746
  10,000      1.81%, 3/14/02(a).............     9,964,400
   8,000      1.81%, 3/15/02(a).............     7,972,747
   3,000      1.73%, 3/18/02(b).............     2,999,862
   1,995      1.73%, 3/20/02(a).............     1,987,652
   5,000      1.77%, 3/21/02(a).............     4,980,908
  15,000      1.79%, 3/28/02(a).............    14,936,933
   3,000      2.21%, 4/18/02(a).............     2,980,740
                                              ------------
                                                73,812,221
                                              ------------
 PRINCIPAL
 AMOUNT                                          VALUE
  (000)                 DESCRIPTION            (NOTE 1)

               Repurchase Agreement--3.0%
$   4,643      UBS Warburg, 1.69%, dated0
                 12/31/01 due 1/2/02 in the
                 amount of $4,643,436 (cost
                 $4,643,000; collateralized
                 by $3,139,000 U.S. Treasury
                 Notes, 12.500%, 8/15/14;
                 value of collateral
                 including accrued
                 interest-$4,735,966).......   $ 4,643,00
                                              -----------
               Total Investments--86.2%
               (amortized cost
                 $133,533,293*).............  133,533,293
               Other assets in excess of
                 liabilities--13.8%.........   21,448,590
                                              -----------
               Net Assets--100%............. $154,981,883
                                              -----------
                                              -----------
---------------
* Federal income tax basis of portfolio securities is the same as for financial reporting purposes.
(a) Rate quoted represents yield-to-maturity as of purchase date.
(b) Variable rate instrument. The maturity date presented for these instruments is the next date on which the rate of interest will be adjusted or the date on which the security can be redeemed at par.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       45

               THE TARGET PORTFOLIO TRUST
               Statements of Assets and Liabilities
               December 31, 2001

                                                                                                                      SMALL
                                     LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                       GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
ASSETS
---------------------------------------------------------------------------------------------------------------------------------
Investments, at value*                   $345,961,060             $275,595,553             $145,699,347           $ 175,100,386
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreement*                      13,632,000                       --                       --               1,054,000
---------------------------------------------------------------------------------------------------------------------------------
Cash                                              616                       --                       --                 114,254
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency, at value**                       --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold             1,401,778                  573,042                  372,383               2,109,714
---------------------------------------------------------------------------------------------------------------------------------
Receivable for investments sold                    --                  271,468                2,439,850                   2,200
---------------------------------------------------------------------------------------------------------------------------------
Receivable for foreign tax reclaim                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Dividends and interest receivable             183,535                  542,135                   30,017                  84,580
---------------------------------------------------------------------------------------------------------------------------------
Due from broker for variation
margin                                             --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Deferred expenses and other assets              4,941                    4,406                    2,863                   2,579
---------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation on forward
currency contracts                                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total assets                        361,183,930              276,986,604              148,544,460             178,467,713
LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
Payable to custodian                               --                       --                  138,543                      --
---------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased             689,409                  283,021                2,013,691                  76,973
---------------------------------------------------------------------------------------------------------------------------------
Payable for Fund shares reacquired          1,764,969                1,227,274                  694,786               1,002,194
---------------------------------------------------------------------------------------------------------------------------------
Accrued expenses and other
liabilities                                    98,561                  116,860                   58,922                 211,098
---------------------------------------------------------------------------------------------------------------------------------
Dividends payable                                  --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Due to broker for variation margin                 --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Outstanding options written***                     --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Withholding taxes payable                          --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
Deferred trustees' fees                        14,035                   12,107                   11,017                   2,202
---------------------------------------------------------------------------------------------------------------------------------
Management fee payable                        187,492                  139,302                   73,570                  87,582
---------------------------------------------------------------------------------------------------------------------------------
Unrealized depreciation on forward
  currency contracts                               --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                     2,754,466                1,778,564                2,990,529               1,380,049
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                               $358,429,464             $275,208,040             $145,553,931           $ 177,087,664
---------------------------------------------------------------------------------------------------------------------------------
Net assets were comprised of:
  Shares of beneficial interest,
  at par                                 $     22,189             $     22,097             $     13,789           $      10,097
---------------------------------------------------------------------------------------------------------------------------------
  Paid-in capital, in excess of
  par                                     290,914,650              251,796,418              174,151,625             140,909,145
---------------------------------------------------------------------------------------------------------------------------------
                                          290,936,839              251,818,515              174,165,414             140,919,242
  Undistributed (overdistribution
  of) net
    investment income                              --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
  Accumulated net realized gains
  (losses)                                (14,612,315)               1,277,155              (22,774,289)             10,153,955
---------------------------------------------------------------------------------------------------------------------------------
  Net unrealized
  appreciation/(depreciation)              82,104,940               22,112,370               (5,837,194)             26,014,467
---------------------------------------------------------------------------------------------------------------------------------
  Net assets, December 31, 2001          $358,429,464             $275,208,040             $145,553,931           $ 177,087,664
---------------------------------------------------------------------------------------------------------------------------------
Shares of beneficial interest
issued and outstanding                     22,188,948               22,096,809               13,789,381              10,097,071
---------------------------------------------------------------------------------------------------------------------------------
  Net asset value, offering price
    and redemption price per share             $16.15                   $12.45                   $10.56                  $17.54
---------------------------------------------------------------------------------------------------------------------------------
  *Identified cost of total
    investments                          $277,488,120             $253,483,183             $151,536,541           $ 150,139,919
---------------------------------------------------------------------------------------------------------------------------------
  **Identified cost of currency                    --                       --                       --                      --
---------------------------------------------------------------------------------------------------------------------------------
  ***Premiums received from
    options written                                --                       --                       --                      --

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       46


INTERNATIONAL                                                                                               U.S. GOVERNMENT
    EQUITY        INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED                  MONEY
  PORTFOLIO       BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO         MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
$158,591,871       $ 17,931,714       $123,046,482        $ 252,381,649           $ 74,262,746               $ 128,890,293
-----------------------------------------------------------------------------------------------------------------------------
          --          1,588,000          1,658,000            8,771,000              2,584,000                   4,643,000
-----------------------------------------------------------------------------------------------------------------------------
          --                627              3,088                  440                     --                         861
-----------------------------------------------------------------------------------------------------------------------------
     620,662             86,479            194,649               87,055                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
   1,004,325             81,541            548,855              852,418                158,974                  24,840,573
-----------------------------------------------------------------------------------------------------------------------------
     405,866            844,101                 --           37,578,941                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
     276,112                 --                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
      49,122            414,692            881,992            1,846,635                459,112                      82,031
-----------------------------------------------------------------------------------------------------------------------------
          --                 --            100,533              200,928                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       1,379                631              1,253                2,306                  1,396                       1,157
-----------------------------------------------------------------------------------------------------------------------------
          --            109,671                 --                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
 160,949,337         21,057,456        126,434,852          301,721,372             77,466,228                 158,457,915
-----------------------------------------------------------------------------------------------------------------------------
     589,249                 --                 --                   --                 44,729                          --
-----------------------------------------------------------------------------------------------------------------------------
     506,385          1,897,126         19,754,758          105,640,938              1,668,938                          --
-----------------------------------------------------------------------------------------------------------------------------
   1,329,653            157,645            433,345              717,553                144,618                   3,293,922
-----------------------------------------------------------------------------------------------------------------------------
     106,777             77,825             47,182               20,544                 60,706                     136,529
-----------------------------------------------------------------------------------------------------------------------------
          --              1,191             10,845               19,664                  7,775                       4,256
-----------------------------------------------------------------------------------------------------------------------------
          --                 --                 --                   --                  8,833                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --             51,237                4,375                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
       5,316                185                 58                   --                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
      10,900              7,815             10,034               10,561                     --                      11,002
-----------------------------------------------------------------------------------------------------------------------------
      94,552              8,052             40,023               74,484                 28,752                      30,323
-----------------------------------------------------------------------------------------------------------------------------
          --            270,614              1,588                   73                     --
-----------------------------------------------------------------------------------------------------------------------------
   2,642,832          2,420,453         20,349,070          106,488,192              1,964,351                   3,476,032
-----------------------------------------------------------------------------------------------------------------------------
$158,306,505       $ 18,637,003       $106,085,782        $ 195,233,180           $ 75,501,877               $ 154,981,883
-----------------------------------------------------------------------------------------------------------------------------
$     15,675       $      2,498       $     10,185        $      19,092           $      7,233               $     154,982
-----------------------------------------------------------------------------------------------------------------------------
 195,109,189         20,684,885        106,082,567          196,922,058             74,615,275                 154,826,901
-----------------------------------------------------------------------------------------------------------------------------
 195,124,864         20,687,383        106,092,752          196,941,150             74,622,508                 154,981,883
  (1,268,755 )          (55,398)            71,008              (19,590)               120,842                          --
-----------------------------------------------------------------------------------------------------------------------------
 (31,521,015 )         (678,116)            95,577           (1,757,054)              (726,303)                         --
-----------------------------------------------------------------------------------------------------------------------------
  (4,028,589 )       (1,316,866)          (173,555)              68,674              1,484,830                          --
-----------------------------------------------------------------------------------------------------------------------------
$158,306,505       $ 18,637,003       $106,085,782        $ 195,233,180           $ 75,501,877               $ 154,981,883
-----------------------------------------------------------------------------------------------------------------------------
  15,675,491          2,498,383         10,185,135           19,092,325              7,232,646                 154,981,883
-----------------------------------------------------------------------------------------------------------------------------
      $10.10              $7.46             $10.42               $10.23                 $10.44                       $1.00
-----------------------------------------------------------------------------------------------------------------------------
$162,620,358        $20,717,121       $124,724,658         $260,806,402            $75,327,932                $133,533,293
-----------------------------------------------------------------------------------------------------------------------------
     619,925             88,876            194,514               86,833                     --                          --
-----------------------------------------------------------------------------------------------------------------------------
          --                 --            106,209               65,338                     --                          --

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       47

               THE TARGET PORTFOLIO TRUST
               Statements of Operations
               For The Year Ended December 31, 2001

                                                                                                                         SMALL
                                        LARGE CAPITALIZATION     LARGE CAPITALIZATION     SMALL CAPITALIZATION      CAPITALIZATION
                                          GROWTH PORTFOLIO         VALUE PORTFOLIO          GROWTH PORTFOLIO        VALUE PORTFOLIO
NET INVESTMENT INCOME (LOSS)
------------------------------------------------------------------------------------------------------------------------------------
Income
  Interest                                 $      622,785            $    250,683             $    186,785           $     276,370
------------------------------------------------------------------------------------------------------------------------------------
  Dividends                                     2,685,477               6,017,090                  259,551               2,086,854
------------------------------------------------------------------------------------------------------------------------------------
  Less: Foreign withholding taxes                    (415)                 (5,916)                      --                      --
------------------------------------------------------------------------------------------------------------------------------------
      Total income                              3,307,847               6,261,857                  446,336               2,363,224
------------------------------------------------------------------------------------------------------------------------------------
Expenses
  Management fee                                2,384,950               1,654,641                  939,922                 969,978
------------------------------------------------------------------------------------------------------------------------------------
  Custodian's fees and expenses                   100,000                 122,000                  115,000                 125,000
------------------------------------------------------------------------------------------------------------------------------------
  Transfer agent's fees and expenses              257,000                 165,000                  171,000                 156,600
------------------------------------------------------------------------------------------------------------------------------------
  Registration fees                                58,000                   9,000                   35,000                  25,000
------------------------------------------------------------------------------------------------------------------------------------
  Reports to shareholders                          85,000                  72,000                   69,000                  86,000
------------------------------------------------------------------------------------------------------------------------------------
  Audit fees                                       14,000                  13,500                   13,500                  13,500
------------------------------------------------------------------------------------------------------------------------------------
  Legal fees and expenses                          35,000                  29,000                   12,000                   5,000
------------------------------------------------------------------------------------------------------------------------------------
  Trustees' fees                                   28,000                  23,600                   18,000                  16,600
------------------------------------------------------------------------------------------------------------------------------------
  Miscellaneous                                    11,009                   5,677                    4,635                   4,482
------------------------------------------------------------------------------------------------------------------------------------
      Total expenses                            2,972,959               2,094,418                1,378,057               1,402,160
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                      334,888               4,167,439                 (931,721)                961,064
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on:
  Investment transactions                      (9,499,752)              2,026,471              (22,257,234)             28,321,361
------------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                          --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Foreign currency transactions                        --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Options written                                      --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Swaps                                                --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Total net realized gain (loss)                 (9,499,752)              2,026,471              (22,257,234)             28,321,361
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation/(depreciation) on:
  Investments                                (146,933,967)             (3,149,494)             (12,964,872)             (3,286,446)
------------------------------------------------------------------------------------------------------------------------------------
  Financial futures contracts                          --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Foreign currencies                                   --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Options written                                      --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Swaps                                                --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
  Short sales                                          --                      --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized
appreciation/(depreciation)                  (146,933,967)             (3,149,494)             (12,964,872)             (3,286,446)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss)                              (156,433,719)             (1,123,023)             (35,222,106)             25,034,915
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS           $ (156,098,831)           $  3,044,416             $(36,153,827)          $  25,995,979
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       48


 INTERNATIONAL                                                                                            U.S. GOVERNMENT
     EQUITY         INTERNATIONAL       TOTAL RETURN      INTERMEDIATE-TERM       MORTGAGE BACKED              MONEY
   PORTFOLIO        BOND PORTFOLIO     BOND PORTFOLIO      BOND PORTFOLIO       SECURITIES PORTFOLIO      MARKET PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
 $     130,965       $    796,524        $5,093,678          $ 9,297,233             $4,591,035              $5,344,849
---------------------------------------------------------------------------------------------------------------------------
     3,850,903                 --                --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
      (504,315)              (237)               --                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
     3,477,553            796,287         5,093,678            9,297,233              4,591,035               5,344,849
---------------------------------------------------------------------------------------------------------------------------
     1,330,740             96,174           408,140              751,675                313,951                 331,758
---------------------------------------------------------------------------------------------------------------------------
       300,000            143,000           124,000              120,000                130,000                  60,000
---------------------------------------------------------------------------------------------------------------------------
       159,000             38,000            78,000              119,000                 67,000                  65,000
---------------------------------------------------------------------------------------------------------------------------
        35,000             18,000            27,000               26,000                 21,000                 152,500
---------------------------------------------------------------------------------------------------------------------------
        47,000             19,000            38,000               38,000                 25,000                  36,000
---------------------------------------------------------------------------------------------------------------------------
        21,000             13,500            13,500               13,500                 13,500                   5,000
---------------------------------------------------------------------------------------------------------------------------
        10,000             10,000             6,000               12,000                  6,000                  10,000
---------------------------------------------------------------------------------------------------------------------------
        21,000             12,000            13,000               16,000                 11,200                  15,000
---------------------------------------------------------------------------------------------------------------------------
         4,017              2,187             2,963                  865                  1,322                   3,925
---------------------------------------------------------------------------------------------------------------------------
     1,927,757            351,861           710,603            1,097,040                588,973                 679,183
---------------------------------------------------------------------------------------------------------------------------
     1,549,796            444,426         4,383,075            8,200,193              4,002,062               4,665,666
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
   (31,101,275)        (1,495,370)        1,533,882            4,375,538                748,374                     704
---------------------------------------------------------------------------------------------------------------------------
            --             (7,939)        1,147,115            1,716,483                     --                      --
---------------------------------------------------------------------------------------------------------------------------
      (670,723)          (189,010)         (104,504)             781,219                     --                      --
---------------------------------------------------------------------------------------------------------------------------
            --                 --           660,957           (1,031,783)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
            --                 --           (74,856)             (31,649)                    --                      --
---------------------------------------------------------------------------------------------------------------------------
   (31,771,998)        (1,692,319)        3,162,594            5,809,808                748,374                     704
---------------------------------------------------------------------------------------------------------------------------
   (24,745,624)           304,204        (1,138,572)            (949,654)               405,384                      --
---------------------------------------------------------------------------------------------------------------------------
            --              8,663          (355,068)            (377,211)               (33,984)                     --
---------------------------------------------------------------------------------------------------------------------------
         3,503           (148,417)          291,800               30,281                     --                      --
---------------------------------------------------------------------------------------------------------------------------
            --                 --            80,651               60,963                     --                      --
---------------------------------------------------------------------------------------------------------------------------
            --                 --            54,541               12,684                     --                      --
---------------------------------------------------------------------------------------------------------------------------
            --                 --           110,368                   --                     --                      --
---------------------------------------------------------------------------------------------------------------------------
   (24,742,121)           164,450          (956,280)          (1,222,937)               371,400                      --
---------------------------------------------------------------------------------------------------------------------------
   (56,514,119)        (1,527,869)        2,206,314            4,586,871              1,119,774                     704
---------------------------------------------------------------------------------------------------------------------------


 $ (54,964,323)      $ (1,083,443)       $6,589,389          $12,787,064             $5,121,836              $4,666,370
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       49

               THE TARGET PORTFOLIO TRUST
               Statements of Changes in Net Assets

                           LARGE CAPITALIZATION              LARGE CAPITALIZATION              SMALL CAPITALIZATION
                             GROWTH PORTFOLIO                   VALUE PORTFOLIO                  GROWTH PORTFOLIO
                       -----------------------------     -----------------------------     -----------------------------
                          Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
                       -----------------------------     -----------------------------     -----------------------------
                           2001             2000             2001             2000             2001             2000

INCREASE (DECREASE)
IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Operations
  Net investment
  income (loss)        $    334,888     $ (1,430,780)    $  4,167,439     $  4,884,339     $   (931,721)    $   (969,404)
------------------------------------------------------------------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         (9,499,752)      27,754,083        2,026,471       17,273,499      (22,257,234)      35,904,040
------------------------------------------------------------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    (depreciation) of
    investments        (146,933,967)     (47,823,905)      (3,149,494)      (3,460,947)     (12,964,872)     (31,757,038)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations         (156,098,831)     (21,500,602)       3,044,416       18,696,891      (36,153,827)       3,177,598
------------------------------------------------------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income      (355,205)              --       (4,079,425)      (4,884,339)              --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions in
    excess of net
    investment income            --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
  Distributions from
    net
    realized gains               --      (35,582,680)      (3,498,581)     (21,313,448)              --      (52,120,308)
------------------------------------------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --               --               --               --               --               --
------------------------------------------------------------------------------------------------------------------------
Total distributions        (355,205)     (35,582,680)      (7,578,006)     (26,197,787)              --      (52,120,308)
------------------------------------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold         125,877,539      173,447,111       70,629,373       77,470,309       40,876,536       52,332,525
------------------------------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions           344,367       34,699,603        7,388,295       25,636,015               --       50,791,905
------------------------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired           (124,116,905)    (153,755,211)     (67,078,403)     (88,959,475)     (41,683,729)     (58,269,972)
------------------------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions          2,105,001       54,391,503       10,939,265       14,146,849         (807,193)      44,854,458
------------------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)       (154,349,035)      (2,691,779)       6,405,675        6,645,953      (36,961,020)      (4,088,252)

NET ASSETS
------------------------------------------------------------------------------------------------------------------------
Beginning of period     512,778,499      515,470,278      268,802,365      262,156,412      182,514,951      186,603,203
------------------------------------------------------------------------------------------------------------------------
End of period(b)       $358,429,464     $512,778,499     $275,208,040     $268,802,365     $145,553,931     $182,514,951
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transactions are at $1 per share for the U.S. Government Money Market Portfolio.
(b) Includes
    undistributed net
    investment income
    of                 $         --     $         --     $         --     $         --     $         --     $         --
------------------------------------------------------------------------------------------------------------------------


                             SMALL CAPITALIZATION
                               VALUE PORTFOLIO
                       --------------------------------
                           Year Ended December 31,
                       --------------------------------
                           2001              2000
INCREASE (DECREASE)
IN NET ASSETS
-----------------------------------------------------------
Operations
  Net investment
  income (loss)        $    961,064      $     975,755
---------------------------------------------------------------
  Net realized gain
    (loss) on
    investment and
    foreign currency
    transactions         28,321,361         13,074,543
-------------------------------------------------------------------
  Net change in
    unrealized
    appreciation/
    (depreciation) of
    investments          (3,286,446)        14,308,872
-----------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets
    resulting from
    operations           25,995,979         28,359,170
---------------------------------------------------------------------------
Dividends and
Distributions
  Dividends from net
    investment income    (1,739,989)          (121,852)
-------------------------------------------------------------------------------
  Distributions in
    excess of net
    investment income            --                 --
-----------------------------------------------------------------------------------
  Distributions from
    net
    realized gains      (17,861,788)       (12,328,568)
---------------------------------------------------------------------------------------
  Tax return of
    capital
    distributions                --                 --
-------------------------------------------------------------------------------------------
Total distributions     (19,601,777)       (12,450,420)
-----------------------------------------------------------------------------------------------
Fund share
transactions(a)
  Net proceeds from
    shares sold          44,334,114         38,998,021
---------------------------------------------------------------------------------------------------
  Net asset value of
    shares issued in
    reinvestment of
    dividends and
    distributions        19,105,523         12,144,182
-------------------------------------------------------------------------------------------------------
  Cost of shares
  reacquired            (45,417,771)       (41,389,356)
-----------------------------------------------------------------------------------------------------------
  Net increase
    (decrease) in net
    assets from Fund
    share
    transactions         18,021,866          9,752,847
---------------------------------------------------------------------------------------------------------------
      Total increase
      (decrease)         24,416,068         25,661,597
NET ASSETS
-------------------------------------------------------------------------------------------------------------------
Beginning of period     152,671,596        127,009,999
-----------------------------------------------------------------------------------------------------------------------
End of period(b)       $177,087,664      $ 152,671,596
------------------------------------------------------------------------------------------------------------------------
(a) Fund share transa
(b) Includes
    undistributed net
    investment income
    of                 $         --      $     865,919
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       50

        INTERNATIONAL                      INTERNATIONAL
            EQUITY                             BOND                          TOTAL RETURN                    INTERMEDIATE-TERM
          PORTFOLIO                          PORTFOLIO                      BOND PORTFOLIO                    BOND PORTFOLIO
------------------------------     -----------------------------     -----------------------------     -----------------------------
   Year Ended December 31,            Year Ended December 31,           Year Ended December 31,           Year Ended December 31,
------------------------------     -----------------------------     -----------------------------     -----------------------------
    2001             2000              2001             2000             2001             2000             2001             2000

------------------------------------------------------------------------------------------------------------------------------------
$  1,549,796     $   2,096,511     $    444,426     $   866,617      $  4,383,075     $ 4,180,963      $  8,200,193     $  7,388,410
------------------------------------------------------------------------------------------------------------------------------------
            )
 (31,771,998        30,494,669       (1,692,319)     (1,689,283 )       3,162,594       1,395,342         5,809,808        1,745,618
------------------------------------------------------------------------------------------------------------------------------------
            )
 (24,742,121       (58,177,149)         164,450         311,220          (956,280)      1,771,934        (1,222,937)       2,318,741
------------------------------------------------------------------------------------------------------------------------------------
            )
 (54,964,323       (25,585,969)      (1,083,443)       (511,446 )       6,589,389       7,348,239        12,787,064       11,452,769
------------------------------------------------------------------------------------------------------------------------------------
          --        (2,096,511)              --              --        (4,564,436)     (4,530,588 )      (8,527,734)     (7,368,867)
------------------------------------------------------------------------------------------------------------------------------------
          --        (3,147,133)              --              --                --              --                --        (358,046)
------------------------------------------------------------------------------------------------------------------------------------
            )
  (1,999,627       (27,654,020)              --              --        (1,090,168)             --        (5,072,949)              --
------------------------------------------------------------------------------------------------------------------------------------
          --                --         (393,286)       (725,304 )              --              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
  (1,999,627)      (32,897,664)        (393,286)       (725,304 )      (5,654,604)     (4,530,588 )     (13,600,683)     (7,726,913)
------------------------------------------------------------------------------------------------------------------------------------
  99,717,483       100,204,369        9,060,771       7,481,774        55,655,786      27,424,033       110,886,807       55,533,398
------------------------------------------------------------------------------------------------------------------------------------
   1,964,286        32,182,452          369,702         673,649         5,421,078       4,276,229        12,988,573        7,220,952
------------------------------------------------------------------------------------------------------------------------------------
(113,438,946)     (121,872,139)      (8,865,202)    (13,861,787 )     (29,929,224)    (27,783,535 )     (58,543,722)    (48,756,077)
------------------------------------------------------------------------------------------------------------------------------------
            )
 (11,757,177        10,514,682          565,271      (5,706,364 )      31,147,640       3,916,727        65,331,658       13,998,273
------------------------------------------------------------------------------------------------------------------------------------
 (68,721,127)      (47,968,951)        (911,458)     (6,943,114 )      32,082,425       6,734,378        64,518,039       17,724,129

------------------------------------------------------------------------------------------------------------------------------------
 227,027,632       274,996,583       19,548,461      26,491,575        74,003,357      67,268,979       130,715,141      112,991,012
------------------------------------------------------------------------------------------------------------------------------------
$158,306,505     $ 227,027,632     $ 18,637,003     $19,548,461      $106,085,782     $74,003,357      $195,233,180     $130,715,141
------------------------------------------------------------------------------------------------------------------------------------
          --
$                $          --     $         --     $        --      $     71,008     $    61,244      $         --     $    140,815
------------------------------------------------------------------------------------------------------------------------------------

        INTE                                              U.S. GOVERNMENT
                     MORTGAGE BACKED                           MONEY
          PO      SECURITIES PORTFOLIO                   MARKET PORTFOLIO
------------  -----------------------------     -----------------------------------
   Year Ende     Year Ended December 31,              Year Ended December 31,
------------  -----------------------------     -----------------------------------
    2001          2001             2000              2001                2000
----------------------------------------------------------------------------------------------------------------------------

$  1,549,796  $  4,002,062     $ 4,078,280      $     4,665,666     $     5,415,265
------------------------------------------------------------------------------------------------------------------------------------

 (31,771,998       748,374        (408,673 )                704                 341
------------------------------------------------------------------------------------------------------------------------------------

 (24,742,121       371,400       2,379,136                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

 (54,964,323     5,121,836       6,048,743            4,666,370           5,415,606
------------------------------------------------------------------------------------------------------------------------------------

          --    (4,336,892)     (4,047,177 )         (4,666,370)         (5,415,606)
------------------------------------------------------------------------------------------------------------------------------------

          --            --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

  (1,999,627            --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

          --            --              --                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

  (1,999,627    (4,336,892)     (4,047,177 )         (4,666,370)         (5,415,606)
------------------------------------------------------------------------------------------------------------------------------------

  99,717,483    25,796,133      14,794,127        1,106,246,996       1,002,474,222
------------------------------------------------------------------------------------------------------------------------------------

   1,964,286     3,821,081       3,504,967            3,750,078           4,600,386
------------------------------------------------------------------------------------------------------------------------------------

(113,438,946   (18,134,752)    (24,437,796 )     (1,077,241,488)       (970,570,716)
------------------------------------------------------------------------------------------------------------------------------------

 (11,757,177    11,482,462      (6,138,702 )         32,755,586          36,503,892
------------------------------------------------------------------------------------------------------------------------------------

 (68,721,127    12,267,406      (4,137,136 )         32,755,586          36,503,892
------------------------------------------------------------------------------------------------------------------------------------

 227,027,632    63,234,471      67,371,607          122,226,297          85,722,405
------------------------------------------------------------------------------------------------------------------------------------

$158,306,505  $ 75,501,877     $63,234,471      $   154,981,883     $   122,226,297
------------------------------------------------------------------------------------------------------------------------------------

          --

$             $    120,842     $   126,856      $            --     $            --
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       51

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                 LARGE CAPITALIZATION
                                                                   GROWTH PORTFOLIO
                                             ------------------------------------------------------------
                                                               Year Ended December 31,
                                             ------------------------------------------------------------
                                               2001         2000         1999         1998       1997(b)

PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $23.20       $25.68       $18.29       $13.58       $12.97
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                      .02         (.06)        (.03)        (.01)          --(c)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                       (7.05)        (.68)        9.79         6.00         2.61
---------------------------------------------------------------------------------------------------------
      Total from investment
        operations                              (7.03)        (.74)        9.76         5.99         2.61
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.02)          --           --           --         (.01)
---------------------------------------------------------------------------------------------------------
Distributions from net realized gains              --        (1.74)       (2.37)       (1.28)       (1.99)
---------------------------------------------------------------------------------------------------------
      Total distributions                        (.02)       (1.74)       (2.37)       (1.28)       (2.00)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $16.15       $23.20       $25.68       $18.29       $13.58
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                (30.32)%      (3.37)%      55.37%       44.22%       20.77%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $358,429     $512,778     $515,470     $329,803     $243,895
---------------------------------------------------------------------------------------------------------
Average net assets (000)                     $397,492     $581,198     $385,995     $277,794     $242,233
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .75%         .69%         .68%         .68%         .73%
---------------------------------------------------------------------------------------------------------
  Net investment income (loss)                    .08%        (.25)%       (.16)%       (.05)%       (.01)%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            68%          48%          50%          54%          82%
---------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) Less than $.005 per share.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       52

                    LARGE CAPITALIZATION                                            SMALL CAPITALIZATION
                      VALUE PORTFOLIO                                                 GROWTH PORTFOLIO
------------------------------------------------------------     -----------------------------------------------------------
                  Year Ended December 31,                                          Year Ended December 31,
------------------------------------------------------------     -----------------------------------------------------------
  2001         2000         1999       1998(b)      1997(b)      2001(b)        2000         1999         1998       1997(b)

----------------------------------------------------------------------------------------------------------------------------
  $12.64       $13.01       $15.87       $16.21       $13.97       $13.09       $17.47       $15.35       $15.57      $14.93
----------------------------------------------------------------------------------------------------------------------------
     .19          .25          .27          .28          .31         (.07)        (.07)        (.06)        (.05)       (.05)
----------------------------------------------------------------------------------------------------------------------------
    (.03)         .72        (1.00)        1.34         3.77        (2.46)         .36         4.35          .48        3.02
----------------------------------------------------------------------------------------------------------------------------
     .16          .97         (.73)        1.62         4.08        (2.53)         .29         4.29          .43        2.97
----------------------------------------------------------------------------------------------------------------------------
    (.19)        (.25)        (.29)        (.27)        (.28)          --           --           --           --          --
----------------------------------------------------------------------------------------------------------------------------
    (.16)       (1.09)       (1.84)       (1.69)       (1.56)          --        (4.67)       (2.17)        (.65)      (2.33)
----------------------------------------------------------------------------------------------------------------------------
    (.35)       (1.34)       (2.13)       (1.96)       (1.84)          --        (4.67)       (2.17)        (.65)      (2.33)
----------------------------------------------------------------------------------------------------------------------------
  $12.45       $12.64       $13.01       $15.87       $16.21       $10.56       $13.09       $17.47       $15.35      $15.57
----------------------------------------------------------------------------------------------------------------------------

    1.21%        8.22%       (4.37)%      10.25%       29.80%      (19.33)%       1.83%       29.20%        2.55%      20.85%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
$275,208     $268,802     $262,156     $283,488     $275,093     $145,554     $182,515     $186,603     $158,982     $165,898
----------------------------------------------------------------------------------------------------------------------------
$275,773     $243,008     $279,900     $282,078     $253,579     $156,654     $197,168     $150,593     $162,654     $156,570
----------------------------------------------------------------------------------------------------------------------------
     .76%         .80%         .73%         .71%         .72%         .88%         .79%         .80%         .77%        .79%
----------------------------------------------------------------------------------------------------------------------------
    1.51%        2.01%        1.74%        1.65%        1.90%        (.59)%       (.49)%       (.45)%       (.35)%      (.36)%
----------------------------------------------------------------------------------------------------------------------------
      50%          80%          36%          24%          21%         167%         165%         207%          69%        106%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       53

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                SMALL CAPITALIZATION
                                                                  VALUE PORTFOLIO
                                             ----------------------------------------------------------
                                                              Year Ended December 31,
                                             ----------------------------------------------------------
                                               2001         2000         1999       1998(b)     1997(b)

PER SHARE OPERATING
PERFORMANCE:
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $16.88       $14.97       $14.98      $17.50      $15.22
-------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income (loss)                      .09          .11          .11         .08         .08
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                        2.67         3.34          .10       (1.27)       4.37
-------------------------------------------------------------------------------------------------------
      Total from investment
      operations                                 2.76         3.45          .21       (1.19)       4.45
-------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.19)        (.02)        (.12)       (.07)       (.08)
-------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --           --          --        (.01)
-------------------------------------------------------------------------------------------------------
Distributions from net realized gains           (1.91)       (1.52)        (.10)      (1.26)      (2.08)
-------------------------------------------------------------------------------------------------------
Tax return of capital distributions                --           --           --          --          --
-------------------------------------------------------------------------------------------------------
      Total distributions                       (2.10)       (1.54)        (.22)      (1.33)      (2.17)
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $17.54       $16.88       $14.97      $14.98      $17.50
-------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                 17.23%       23.91%        1.39%      (6.62)%     29.98%
-------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $177,088     $152,672     $127,010     $141,557    $163,414
-------------------------------------------------------------------------------------------------------
Average net assets (000)                     $161,663     $130,303     $129,077     $153,756    $144,160
-------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .87%         .85%         .87%        .79%        .81%
-------------------------------------------------------------------------------------------------------
  Net investment income (loss)                    .59%         .75%         .75%        .48%        .45%
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           114%          55%          42%         39%         36%
-------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       54

                       INTERNATIONAL                                                     INTERNATIONAL
                      EQUITY PORTFOLIO                                                  BOND PORTFOLIO
------------------------------------------------------------     -------------------------------------------------------------
                  Year Ended December 31,                                           Year Ended December 31,
------------------------------------------------------------     -------------------------------------------------------------
  2001         2000         1999         1998         1997         2001        2000        1999        1998           1997

------------------------------------------------------------------------------------------------------------------------------
  $13.52       $17.37       $15.54       $14.27       $14.82        $8.08       $8.48       $9.52       $9.17         $10.17
------------------------------------------------------------------------------------------------------------------------------
     .09          .17          .23          .23          .21          .18         .32         .30         .31            .42
------------------------------------------------------------------------------------------------------------------------------
        )
   (3.39        (1.87)        3.29         1.98         1.32         (.64)       (.45)       (.84)        .45          (1.00)
------------------------------------------------------------------------------------------------------------------------------
        )
   (3.30        (1.70)        3.52         2.21         1.53         (.46)       (.13)       (.54)        .76           (.58)
------------------------------------------------------------------------------------------------------------------------------
      --         (.17)        (.23)        (.10)        (.41)          --          --        (.23)       (.31)            --
------------------------------------------------------------------------------------------------------------------------------
      --         (.17)        (.17)          --           --           --          --          --        (.06)          (.06)
------------------------------------------------------------------------------------------------------------------------------
    (.12)       (1.81)       (1.29)        (.84)       (1.67)          --          --        (.16)       (.04)            --
------------------------------------------------------------------------------------------------------------------------------
      --           --           --           --           --         (.16)       (.27)       (.11)         --           (.36)
------------------------------------------------------------------------------------------------------------------------------
    (.12)       (2.15)       (1.69)        (.94)       (2.08)        (.16)       (.27)       (.50)       (.41)          (.42)
------------------------------------------------------------------------------------------------------------------------------
  $10.10       $13.52       $17.37       $15.54       $14.27        $7.46       $8.08       $8.48       $9.52          $9.17
------------------------------------------------------------------------------------------------------------------------------

  (24.56)%      (9.42)%      23.30%       15.49%       10.60%       (5.73)%     (1.34)%     (5.88)%      8.55%         (5.73)%
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
$158,307     $227,028     $274,997     $244,291     $237,851      $18,637     $19,548     $26,492     $31,042        $31,189
------------------------------------------------------------------------------------------------------------------------------
$190,106     $246,420     $246,148     $246,335     $245,536      $19,235     $20,809     $29,300     $30,720        $35,163
------------------------------------------------------------------------------------------------------------------------------
        %
    1.01          .93%         .93%         .91%         .93%        1.83%       1.47%       1.25%       1.54%          1.35%
------------------------------------------------------------------------------------------------------------------------------
     .82%         .85%        1.25%        1.42%        1.15%        2.31%       4.16%       3.36%       3.38%          4.44%
------------------------------------------------------------------------------------------------------------------------------
      65%          44%          35%          45%          37%         251%         52%        132%        110%           202%
------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       55

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                   TOTAL RETURN
                                                                  BOND PORTFOLIO
                                             ---------------------------------------------------------
                                                              Year Ended December 31,
                                             ---------------------------------------------------------
                                               2001         2000        1999        1998        1997

PER SHARE OPERATING
PERFORMANCE:
------------------------------------------------------------------------------------------------------
Net asset value, beginning of year             $10.27        $9.86      $10.49      $10.56      $10.28
------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                             .52          .66         .56         .58         .57
------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) on
  investment transactions                         .28          .42        (.63)        .27         .35
------------------------------------------------------------------------------------------------------
      Total from investment
        operations                                .80         1.08        (.07)        .85         .92
------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income             (.54)        (.67)       (.56)       (.58)       (.54)
------------------------------------------------------------------------------------------------------
Distributions in excess of net
  investment income                                --           --          --          --          --
------------------------------------------------------------------------------------------------------
Distributions from net realized gains            (.11)          --          --        (.34)       (.10)
------------------------------------------------------------------------------------------------------
      Total distributions                        (.65)        (.67)       (.56)       (.92)       (.64)
------------------------------------------------------------------------------------------------------
Net asset value, end of year                   $10.42       $10.27       $9.86      $10.49      $10.56
------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                  7.97%       11.30%       (.67)%      8.28%       9.23%
------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $106,086      $74,003     $67,269     $67,078     $50,411
------------------------------------------------------------------------------------------------------
Average net assets (000)                      $90,698      $67,151     $65,911     $61,786     $48,123
------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .78%         .79%        .82%        .81%        .91%
------------------------------------------------------------------------------------------------------
  Net investment income                          4.83%        6.23%       5.54%       5.54%       5.54%
------------------------------------------------------------------------------------------------------
Portfolio turnover rate                           472%         483%        368%        327%        323%
------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       56

                    INTERMEDIATE-TERM                                              MORTGAGE BACKED
                      BOND PORTFOLIO                                             SECURITIES PORTFOLIO
----------------------------------------------------------     --------------------------------------------------------
                 Year Ended December 31,                                       Year Ended December 31,
----------------------------------------------------------     --------------------------------------------------------
  2001         2000         1999        1998        1997         2001        2000        1999        1998        1997

-----------------------------------------------------------------------------------------------------------------------
$  10.23     $   9.92     $  10.36     $ 10.42     $ 10.30     $  10.31     $  9.97     $ 10.47     $ 10.45     $ 10.21
-----------------------------------------------------------------------------------------------------------------------
     .52          .63          .56         .63         .58          .61         .65         .66         .64         .64
-----------------------------------------------------------------------------------------------------------------------
     .29          .34         (.43)        .09         .28          .17         .33        (.50)        .01         .23
-----------------------------------------------------------------------------------------------------------------------
     .81          .97          .13         .72         .86          .78         .98         .16         .65         .87
-----------------------------------------------------------------------------------------------------------------------
    (.54)        (.63)        (.57)       (.61)       (.57)        (.65)       (.64)       (.66)       (.63)       (.63)
-----------------------------------------------------------------------------------------------------------------------
      --         (.03)          --          --          --           --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
    (.27)          --           --        (.17)       (.17)          --          --          --          --          --
-----------------------------------------------------------------------------------------------------------------------
    (.81)        (.66)        (.57)       (.78)       (.74)        (.65)       (.64)       (.66)       (.63)       (.63)
-----------------------------------------------------------------------------------------------------------------------
  $10.23       $10.23        $9.92      $10.36      $10.42       $10.44      $10.31       $9.97      $10.47      $10.45
-----------------------------------------------------------------------------------------------------------------------

    8.19%       10.10%        1.30%       7.09%       8.57%        7.79%      10.35%       1.54%       6.37%       8.82%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
$195,233     $130,715     $112,991     $105,283    $95,071      $75,502     $63,234     $67,372     $72,870     $71,596
-----------------------------------------------------------------------------------------------------------------------
$167,039     $116,330     $108,243     $101,219    $95,575      $69,767     $61,771     $70,244     $73,737     $71,757
-----------------------------------------------------------------------------------------------------------------------
        %
     .66          .71%         .67%        .66%        .71%         .84%        .83%        .80%        .70%        .88%
-----------------------------------------------------------------------------------------------------------------------
    4.91%        6.35%        5.63%       5.71%       5.64%        5.74%       6.60%       6.31%       6.14%       6.21%
-----------------------------------------------------------------------------------------------------------------------
     560%         423%         253%        249%        249%          72%         74%         14%         24%        128%
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       57

               THE TARGET PORTFOLIO TRUST
               Financial Highlights

                                                                   U.S. GOVERNMENT
                                                                MONEY MARKET PORTFOLIO
                                             ------------------------------------------------------------
                                                               Year Ended December 31,
                                             ------------------------------------------------------------
                                               2001         2000         1999         1998         1997

PER SHARE OPERATING
PERFORMANCE:
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year              $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------
Income from investment operations
Net investment income                            .037         .058         .045         .048         .049
---------------------------------------------------------------------------------------------------------
      Total from investment
        operations                               .037         .058         .045         .048         .049
---------------------------------------------------------------------------------------------------------
Less distributions
Dividends from net investment income            (.037)       (.058)       (.045)       (.048)       (.049)
---------------------------------------------------------------------------------------------------------
      Total distributions                       (.037)       (.058)       (.045)       (.048)       (.049)
---------------------------------------------------------------------------------------------------------
Net asset value, end of year                    $1.00        $1.00        $1.00        $1.00        $1.00
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(a)                                  3.77%        5.87%        4.67%        4.88%        4.95%
---------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000)                $154,982     $122,226      $85,722     $138,848      $42,326
---------------------------------------------------------------------------------------------------------
Average net assets (000)                     $132,704      $93,985     $196,853     $106,500      $37,675
---------------------------------------------------------------------------------------------------------
Ratios to average net assets
  Expenses                                        .51%         .56%         .43%         .55%         .65%
---------------------------------------------------------------------------------------------------------
  Net investment income                          3.52%        5.76%        4.64%        4.85%        4.91%
---------------------------------------------------------------------------------------------------------

(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
             See Notes to Financial Statements beginning on page 59
                                       58

               THE TARGET PORTFOLIO TRUST
               Notes to Financial Statements

           The Target Portfolio Trust (the 'Fund') is an open-end management investment company. The Fund was established as a Delaware business trust on July 29, 1992 and consists of ten separate portfolios (the 'Portfolio' or 'Portfolios'): Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small
Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio. All the Portfolios are diversified, as defined under the Investment Company Act of 1940, except for the International Bond Portfolio. Investment operations commenced on January 5, 1993, with the exception of the International Bond Portfolio, which commenced on May 17, 1994.

      The Portfolios' investment objectives are as follows:

      - Large Capitalization Growth Portfolio--long-term capital appreciation through investment primarily in stocks of large corporations that, in the investment adviser's opinion, should have earnings growth faster than that of the S&P 500;

      - Large Capitalization Value Portfolio--total return consisting of capital appreciation and dividend income through investment primarily in stocks of large corporations that, in the adviser's opinion, are undervalued;

      - Small Capitalization Growth Portfolio--maximum capital appreciation through investment primarily in small company common stocks that, in the investment adviser's opinion, should have earnings growth faster than that of the U.S. economy in general;

      - Small Capitalization Value Portfolio--above average capital appreciation through investment in small company common stocks that, in the adviser's opinion, are undervalued or overlooked in the marketplace;

      - International Equity Portfolio--capital appreciation through investment primarily in stocks of companies domiciled outside the United States;

      - International Bond Portfolio--high total return through investment primarily in high-quality, foreign debt securities;

      - Total Return Bond Portfolio--total return of current income and capital appreciation through investment primarily in fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than four years but not more than fifteen years;

      - Intermediate-Term Bond Portfolio--current income and reasonable stability of principal through investment primarily in high quality fixed-income securities of varying maturities with a dollar-weighted average portfolio maturity of more than three years but not more than ten years;

      - Mortgage Backed Securities Portfolio--high current income primarily and capital appreciation secondarily each consistent with the protection of capital through investment primarily in mortgage-related securities;

      - U.S. Government Money Market Portfolio--maximum current income consistent with maintenance of liquidity and preservation of capital through investment exclusively in short-term securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific industry, region or country.

-------------------------------------------------------------------
Note 1. Accounting Policies
      The following is a summary of significant accounting policies followed by the Fund and the Portfolios in the preparation of its financial statements.

      Securities Valuations: Securities, including options, futures contracts and options thereon, for which the primary market is on a national securities exchange, commodities exchange or board of trade are valued at the last sale price on such exchange or board of trade, on the date of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on that day or at the last bid price in the absence of an asked price.

      U.S. Government securities for which market quotations are available are valued at a price provided by an independent pricing agent or primary dealer (a dealer that trades in U.S. Government securities with the Federal Reserve System).

      Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service.

      Securities for which market quotations are not available are valued in good faith under procedures adopted by the Trustees.

      Securities held by the U.S. Government Money Market Portfolio are valued at amortized cost, which approximates market value. Short-term securities held by the other portfolios which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities held by the other portfolios which mature in more than sixty days are valued at current market quotations.

      All securities (except those of the U.S. Government Money Market Portfolio) are valued as of 4:15 p.m., New York time. The U.S. Government Money Market Portfolio calculates net asset value as of 4:30 p.m., New York time.

      Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults, and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.


--------------------------------------------------------------------------------

      Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts paid on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Portfolio invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage-Backed Securities Portfolio and Total Return Bond Portfolio are the only portfolios that may invest in financial futures contracts.

      Foreign Currency Translation: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the closing rates of exchange;

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the fiscal year, the Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

      Foreign Currency Forward Contracts: A foreign currency forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolio enters into foreign currency forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on foreign currency transactions. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. The International Equity Portfolio, International Bond Portfolio, Intermediate-Term Bond Portfolio and Total Return Bond Portfolio may enter into foreign currency forward contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings.

      Options: The Portfolio may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Portfolio currently owns or intends to purchase. The Portfolios' principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

      If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on written options.

      The Portfolio, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security underlying the written option. The Portfolio, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. The International Equity Portfolio, the International Bond Portfolio, the Intermediate-Term Bond Portfolio, the Total Return Bond Portfolio and the Mortgage-Backed Securities Portfolio may either purchase or write options.

      Short Sales: Certain Portfolios of the Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Portfolio makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a

--------------------------------------------------------------------------------
fee to borrow the
particular securities and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received, respectively.

      Interest Rate Swaps: An interest rate swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate. Interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain (loss) is included in the net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the termination date of the swap and is equal to the difference between the Portfolio's basis in the swap and the proceeds of the closing transactions, including fees. During the period that the swap agreement is open, the Portfolio may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The Total Return Bond Portfolio and the Intermediate Term Bond Portfolio may enter into interest rate swaps.

      Dividends and Distributions: The International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio and Mortgage Backed Securities Portfolio declare dividends of their net investment income daily and pay such dividends monthly. The U.S. Government Money Market Portfolio declares net investment income and any net capital gain (loss) daily and pays such dividends monthly. Each other Portfolio declares and pays a dividend of its net investment income, if any, at least annually. Each Portfolio except for the U.S. Government Money Market Portfolio declares and pays its net capital gains, if any, at least annually.

      Taxes: For federal income tax purposes, each portfolio in the Fund is treated as a separate tax-paying entity. It is the Portfolios' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign interest and dividends have been provided for in accordance with the Portfolios' understanding of the applicable country's tax rules and rates.

-------------------------------------------------------------------
Note 2. Agreements
      The Fund's manager is Prudential Investments LLC ('PI'). PI manages the investment operations of the Fund, administers the Fund's affairs and is responsible for the selection, subject to review and approval of the Trustees, of the advisers. PI supervises the advisers' performance of advisory services and makes recommendations to the Trustees as to whether the advisers' contracts should be renewed, modified or terminated. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

      The advisers noted below each furnished investment advisory services in connection with the management of the Portfolios. Each of the two advisers of the domestic equity Portfolios--the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio--manages approximately 50% of the assets of the respective Portfolio. Effective December 20, 2001, EARNEST Partners, LLC became the subadviser of the Small Capitalization Value Portfolio, replacing Lazard Asset Management. In general, in order to maintain an approximately equal division of assets between the two advisers, all daily cash inflows (i.e., subscriptions and reinvested distributions) and outflows (i.e., redemptions and expenses items) are divided between the two advisers as PI deems it appropriate. In addition, there will be a periodic rebalancing of each Portfolio's assets to take account of market fluctuations in order to maintain the approximately equal allocation. As a consequence, each Portfolio will allocate assets from the better performing of the two advisers to the other.

Portfolio                                    Adviser
-------------------------   ------------------------------------------
Large Capitalization
  Growth.................   Oak Associates, Ltd. and
                            Columbus Circle Investors
Large Capitalization
  Value..................   J.P. Morgan Investment Management, Inc.
                            and Hotchkis & Wiley Capital Management
                            Inc.
Small Capitalization
  Growth.................   Sawgrass Asset Management, LLC and
                            J.P. Morgan Fleming Asset Management USA,
                            Inc.
Small Capitalization
  Value..................   Credit Suisse Asset Management, LLC and
                            EARNEST Partners, LLC
International Equity.....   Lazard Asset Management
International Bond.......   Fischer, Francis, Trees & Watts, Inc.
Total Return Bond and
  Intermediate-Term
  Bond...................   Pacific Investment Managment Company
Mortgage Backed
  Securities and U.S.
  Government Money
  Market.................   Wellington Management Company, LLP


      The management fee payable to PI is computed daily and paid monthly, at an annual rate of the average daily net assets of the Portfolios specified below and PI, in turn, pays each adviser a fee for its services.


                                                   Total
Portfolio                                      Management Fee
--------------------------------------------   --------------
Large Capitalization Growth.................         .60%
Large Capitalization Value..................         .60%
Small Capitalization Growth.................         .60%
Small Capitalization Value..................         .60%
International Equity........................         .70%
International Bond..........................         .50%
Total Return Bond...........................         .45%
Intermediate-Term Bond......................         .45%
Mortgage Backed Securities..................         .45%
U.S. Government Money Market................         .25%

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'). PIMS serves the Fund without compensation.

      PI and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

      The Fund (excluding the U.S. Government Money Market Portfolio), along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Portfolios did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.


--------------------------------------------------------------------------------

-------------------------------------------------------------------
Note 3. Other Transactions
with Affiliates
      Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. The following amounts represent the fees PMFS charged for the year ended December 31, 2001 as well as the fees due to PMFS as of December 31, 2001.

                                  Amount incurred
                                      for the         Amount due
                                     year ended         as of
                                    December 31,     December 31,
Portfolio                               2001             2001
--------------------------------  ----------------   ------------

Large Capitalization Growth.....      $242,100         $ 21,900
Large Capitalization Value......       164,800           14,600
Small Capitalization Growth.....       163,000           14,100
Small Capitalization Value......       156,600           14,400
International Equity............       151,000           12,800
International Bond..............        37,700            3,300
Total Return Bond...............        77,000            7,800
Intermediate-Term Bond..........       119,000           12,200
Mortgage Backed Securities......        66,900            6,200
U.S. Government Money Market....        65,000            6,200

      For the year ended December 31, 2001, Prudential Securities Incorporated ('PSI'), an indirect wholly-owned subsidiary of Prudential, earned approximately $4,720, $7,860 and $708 in brokerage commissions on certain portfolio transactions executed on behalf of the Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio and Small Capitalization Value Portfolio, respectively.

-------------------------------------------------------------------
Note 4. Portfolio Securities
      Purchases and sales of portfolio securities, excluding short-term investments and written options, for the year ended December 31, 2001 were as follows:

Portfolio                            Purchases          Sales
---------------------------------  --------------   --------------

Large Capitalization Growth......  $  275,377,651   $  257,455,580
Large Capitalization Value.......     141,452,724      135,065,164
Small Capitalization Growth......     257,331,012      259,039,618
Small Capitalization Value.......     182,128,535      177,808,731
International Equity.............     120,466,049      135,351,025
International Bond...............      45,869,937       45,782,414
Total Return Bond................     538,040,172      536,601,387
Intermediate-Term Bond...........   1,412,660,834    1,368,284,842
Mortgage Backed Securities.......      76,020,258       49,255,636


      At December 31, 2001, the International Bond, Total Return Bond, Intermediate-Term Bond and the Mortgage Backed Securities Portfolios had open financial futures contracts. The unrealized appreciation (depreciation) on such contracts as of December 31, 2001 was as follows:


International Bond Portfolio:
                                                   Value at        Value at
Number of                         Expiration     December 31,        Trade          Unrealized
Contracts           Type             Date            2001            Date          Appreciation
----------    ----------------    ----------     ------------     -----------     --------------
              Short Positions:

    4         5yr Eur-Bobl        Mar. 2002      $   378,621      $   380,473       $    1,852
    3         Eurodollar          Mar. 2002          285,845          292,656            6,811
                                                                                  --------------
                                                                                    $    8,663
                                                                                  --------------
                                                                                  --------------
Total Return Bond Portfolio:

                                                   Value at        Value at         Unrealized
Number of                         Expiration     December 31,        Trade         Appreciation
Contracts           Type             Date            2001            Date         (Depreciation)
----------    ----------------    ----------     ------------     -----------     --------------
              Short Positions:
    21        5yr T-Note          Mar. 2002      $ 2,222,391      $ 2,248,375       $   25,984
              Long Positions:
    11        10yr T-Note         Mar. 2002        1,156,547        1,174,336          (17,789)
    57        30yr T-Note         Mar. 2002        5,787,281        5,841,219          (53,938)
    89        Eurodollar          Jun. 2003       21,151,962       21,189,787          (37,825)
    89        Eurodollar          Sept. 2003      21,048,500       21,117,475          (68,975)
    6         GBPGilt             Sept. 2002       1,046,609        1,047,559             (950)
                                                                                  --------------
                                                                                    $ (153,493)
                                                                                  --------------
                                                                                  --------------
Intermediate Term Bond Portfolio:
                                                   Value at        Value at         Unrealized
Number of                         Expiration     December 31,        Trade         Appreciation
Contracts           Type             Date            2001            Date         (Depreciation)
----------    ----------------    ----------     ------------     -----------     --------------
              Long Position:
    19        5yr T-Note          Mar. 2002      $ 1,997,671      $ 2,028,398       $  (30,727)
    47        Eurodollar          Dec. 2002       11,320,538       11,282,938           37,600
   140        10yr T-Bond         Mar. 2002       14,214,375       14,531,875         (317,500)
    47        Eurodollar          Mar. 2003       11,243,575       11,226,538           17,037
    47        Eurodollar          Jun. 2003       11,170,138       11,178,950           (8,812)
    47        Eurodollar          Sept. 2003      11,115,500       11,143,700          (28,200)
                                                                                  --------------
                                                                                    $ (330,602)
                                                                                  --------------
                                                                                  --------------
Mortgage Backed Securities Portfolio:
                                                   Value at        Value at         Unrealized
Number of                         Expiration     December 31,        Trade         Appreciation
Contracts           Type             Date            2001            Date         (Depreciation)
----------    ----------------    ----------     ------------     -----------     --------------
              Short Position:
    25        2yr T-Note          Mar. 2002      $ 5,223,828      $ 5,189,844       $  (33,984)
                                                                                  --------------
                                                                                  --------------

      At December 31, 2001, the Total Return Bond Portfolio had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                               Value at
Foreign Currency            Settlement Date   Current      Unrealized
Sale Contracts                  Payable        Value      Depreciation
--------------------------  ---------------   --------   --------------
Euros,
  expiring 1/11/02........     $ 975,573      $976,281      $   (708)
                            ---------------   --------       -------
                            ---------------   --------       -------

--------------------------------------------------------------------------------

                              Value at
Foreign Currency           Settlement Date    Current       Unrealized
Purchase Contracts           Receivable        Value       Depreciation
-------------------------  ---------------   ----------   --------------
Euros,
  expiring 1/11/02.......    $   960,252     $  959,372      $   (880)
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      At December 31, 2001, the Intermediate-Term Bond Portfolio had outstanding forward contracts to purchase foreign currencies, as follows:

                              Value at
Foreign Currency           Settlement Date    Current       Unrealized
Purchase Contracts             Payable         Value       Depreciation
-------------------------  ---------------   ----------   --------------
Euros,
  expiring 1/11/02.......    $   119,327     $  119,254     $      (73)
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

      At December 31, 2001, the International Bond Portfolio had outstanding forward currency contracts to sell and purchase foreign currencies, as follows:

                              Value at                      Unrealized
Foreign Currency           Settlement Date    Current      Appreciation
Sale Contracts               Receivable        Value      (Depreciation)
-------------------------  ---------------   ----------   --------------
Canadian Dollars,
  expiring 2/25/02.......    $ 1,351,311     $1,345,287      $  6,024
Euros,
  expiring 2/25/02.......      5,677,732      5,616,919        60,813
Japanese Yen,
  expiring 2/25/02.......        950,000        912,304        37,696
Pound Sterling,
  expiring 2/25/02.......        279,939        280,846          (907)
Swiss Francs for Euros,
  expiring 2/25/02.......        589,038        586,546         2,492
                           ---------------   ----------   --------------
                             $ 8,848,020     $8,741,902      $106,118
                           ---------------   ----------   --------------
                           ---------------   ----------   --------------

                             Value at                       Unrealized
Foreign Currency          Settlement Date     Current      Appreciation
Purchase Contracts            Payable          Value      (Depreciation)
------------------------  ---------------   -----------   --------------
Australian Dollars,
  expiring 2/25/02......    $   508,078     $   503,177     $   (4,901)
Canadian Dollars,
  expiring 2/25/02......        683,464         682,696           (768)
Danish Krones,
  expiring 2/25/02......        112,635         111,699           (936)
Euros,
  expiring 2/25/02......      4,970,869       4,926,669        (44,200)
Japanese Yen,
  expiring 2/25/02......      2,921,908       2,703,006       (218,902)
Pound Sterling,
  expiring 2/25/02......        923,502         926,148          2,646
                          ---------------   -----------   --------------
                            $10,120,456     $ 9,853,395     $ (267,061)
                          ---------------   -----------   --------------
                          ---------------   -----------   --------------

      Transactions in options written during the year ended December 31, 2001, were as follows:

                                           Number of    Premiums
Total Return Bond Portfolio                Contracts    Received
----------------------------------------   ---------    --------
Options outstanding at December 31,
  2000..................................        85      $26,662
Options written.........................       534      266,796
Options terminated in closing purchase
  transactions..........................       (57)     (20,886 )
Options expired.........................      (406)     (166,363)
                                               ---      --------
Options outstanding at December 31,
  2001..................................       156      $106,209
                                               ---      --------
                                               ---      --------


                                           Number of    Premiums
Intermediate-Term Bond Portfolio           Contracts    Received
----------------------------------------   ---------    --------
Options outstanding at December 31,
  2000..................................        --           --
Options written.........................       100      $65,338
                                               ---      --------
Options outstanding at December 31,
  2001..................................       100      $65,338
                                               ---      --------
                                               ---      --------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note 5. Distributions and Tax Information
      Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized capital gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, in excess of par, undistributed net investment income and accumulated net realized gains (losses) on investments. For the year ended December 31, 2001, the adjustments were as follows:

                                               Paid-in Capital        Undistributed         Accumulated
                                                 In excess of         Net Investment        Net Realized
                                                     Par                  Income           Gains (Losses)
                                               ----------------       --------------       --------------
Large Capitalization Growth
  Portfolio(d)...........................         $  (20,317)           $   20,317                   --
Large Capitalization Value
  Portfolio(f)...........................            211,919               (88,014)          $ (123,905)
Small Capitalization Growth
  Portfolio(b)...........................           (931,721)              931,721                   --
Small Capitalization Value
  Portfolio(f)...........................          2,155,457               (86,994)          (2,068,463)
International Equity Portfolio(a)(c).....                 --              (256,886)             256,886
International Bond Portfolio(a)(b)(d)....         (1,606,896)              (15,104)           1,622,000
Total Return Bond Portfolio(a)(d)(e).....                 --               191,125             (191,125)
Intermediate-Term Bond Portfo-
  lio(a)(d)(e)(f)........................            327,278               167,136             (494,414)
Mortgage Backed Securities Portfolio(e)..                 --               328,816             (328,816)

(a) Reclassification of net foreign currency gain (loss).
(b) Reclassification of tax operating loss.
(c) Reclassification of book to tax differences due to the sale of passive foreign investment companies.
(d) Reclassification of overdistribution of ordinary income.
(e) Reclassification of paydown losses.
(f) Reclassification for redemptions utilized as distributions for federal income tax purposes.

      Net investment income, net realized gains and net assets were not affected by these reclassifications.

      The tax character of distributions paid during the year ended December 31, 2001 were as follows:

                                                Ordinary         Long-Term         Return of            Total
                                                 Income         Capital Gain        Capital         Distributions
                                               ----------       ------------       ----------       --------------
Large Capitalization Growth Portfolio....      $  355,205                --               --         $    355,205
Large Capitalization Value Portfolio.....       5,872,447        $1,705,559               --            7,578,006
Small Capitalization Value Portfolio.....       7,502,844        12,098,933               --           19,601,777
International Equity Portfolio...........          60,936         1,938,691               --            1,999,627
International Bond Portfolio.............              --                --         $393,286              393,286
Total Return Bond Portfolio..............       5,298,828           355,776               --            5,654,604
Intermediate-Term Bond Portfolio.........      12,414,519         1,186,164               --           13,600,683
Mortgage Backed Securities Portfolio.....       4,336,892                --               --            4,336,892
U.S. Government Money Market Portfolio...       4,666,370                --               --            4,666,370

--------------------------------------------------------------------------------

      As of December 31, 2001, the components of distributable earnings on a tax basis and approximate capital loss carryforwards were as follows:

                                                   Accumulated        Accumulated           Approximate
                                                    Ordinary           Long-Term           Capital Loss
                                                     Income           Capital Gain        Carryforward(d)
                                                   -----------       --------------       ---------------
Large Capitalization Growth Portfolio........              --                  --           $11,752,000         (expiring in 2009)
Large Capitalization Value Portfolio.........              --          $2,566,849                    --
Small Capitalization Growth Portfolio........              --                  --            19,057,000         (expiring in 2009)
Small Capitalization Value Portfolio.........      $5,010,510           5,199,582                    --
International Equity Portfolio...............          53,557                  --            23,151,000         (expiring in 2009)
International Bond Portfolio.................              --                  --               548,000         (a)
Total Return Bond Portfolio..................          69,183                  --                    --
Intermediate-Term Bond Portfolio.............              --                  --                    --         (b)
Mortgage Backed Securities Portfolio.........         120,842                  --               760,000         (c)

(a) Approximately $212,000 expiring in 2007, $257,000 expiring in 2008 and $79,000 expiring in 2009.
(b) Approximately $1,953,000 of the prior year capital loss carryforward was utilized during the year.
(c) Approximately $94,000 expiring in 2002, $237,000 expiring in 2007 and $429,000 expiring in 2008. Approximately $364,000 of the prior year capital loss carryforward was utilized during the year.
(d) Accordingly, no capital distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforwards.

      The difference between book basis and tax basis is primarily cost basis adjustments and post-October losses which are presented below:

                                 Post-October Losses
                               -----------------------
                               Currency      Capital
                               --------     ----------
Large Capitalization Growth
  Portfolio                          --     $2,125,000
Small Capitalization Growth
  Portfolio                          --      1,258,000
International Equity
  Portfolio                    $171,000      6,950,000
International Bond Portfolio    174,000             --
Total Return Bond Portfolio          --        304,000
Intermediate-Term Bond
  Portfolio                          --      2,040,000

      The United States federal income tax basis and unrealized appreciation (depreciation) of the Portfolio's investments as of December 31, 2001 were as follows:

                                                                                                        Other Cost
                                                                                                          Basis
                                               Tax Basis         Appreciation       Depreciation       Adjustments
                                              ------------       ------------       ------------       ------------
Large Capitalization Growth Portfolio...      $278,223,286       $123,836,659       $42,466,885                 --
Large Capitalization Value Portfolio....       254,772,877         35,527,537        14,704,861                 --
Small Capitalization Growth Portfolio...       153,996,594         16,509,850        24,807,097                 --
Small Capitalization Value Portfolio....       150,196,056         27,274,993         1,316,663                 --
International Equity Portfolio..........       165,192,592         11,175,075        17,775,796        $      (102)
International Bond Portfolio............        20,886,944             77,742         1,444,972             40,548
Total Return Bond Portfolio.............       124,724,658          1,368,814         1,388,990            (53,983)
Intermediate-Term Bond Portfolio........       260,806,402          2,187,079         1,840,832              5,390
Mortgage Backed Securities Portfolio....        75,327,932          1,912,462           393,648                 --

                                            Total Net
                                            Unrealized
                                           Appreciation
                                          (Depeciation)
                                          --------------
Large Capitalization Growth Portfolio...   $ 81,369,774
Large Capitalization Value Portfolio....     20,822,676
Small Capitalization Growth Portfolio...     (8,297,247)
Small Capitalization Value Portfolio....     25,958,330
International Equity Portfolio..........     (6,600,823)
International Bond Portfolio............     (1,326,682)
Total Return Bond Portfolio.............        (74,159)
Intermediate-Term Bond Portfolio........        351,637
Mortgage Backed Securities Portfolio....      1,518,814

      The differences between book basis and tax basis are primarily attributable to deferred losses on wash sales, mark to market on purchased options and mark to market on passive foreign investment companies. The other cost basis adjustments are primarily attributable to appreciation (depreciation) on written options, futures, swaps, short sales, forward currency contracts and mark to market of receivables and payables.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Note 6. Capital
      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest during the year ended December 31, 2001 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                          Increase/
                                                                of Dividends                         (Decrease)
                                               Shares               and              Shares           in Shares
Portfolio                                       Sold            Distributions      Reacquired        Outstanding
--------------------------------------      -------------       ------------       -----------       -----------
Large Capitalization Growth
  Portfolio...........................         7,014,472             21,310         (6,952,346)          83,436
Large Capitalization Value
  Portfolio...........................         5,612,032            584,497         (5,371,979          824,550
Small Capitalization Growth
  Portfolio...........................         3,645,610                 --         (3,797,963)        (152,353 )
Small Capitalization Value
  Portfolio...........................         2,594,259          1,135,600         (2,678,801)       1,051,058
International Equity Portfolio........         8,828,001            161,139        (10,108,236)      (1,119,096 )
International Bond Portfolio..........         1,175,880             47,845         (1,144,451)          79,274
Total Return Bond Portfolio...........         5,325,595            520,243         (2,863,804)       2,982,034
Intermediate-Term Bond Portfolio......        10,693,230          1,260,743         (5,641,999)       6,311,974
Mortgage Backed Securities Portfolio..         2,467,534            365,776         (1,734,757)       1,098,553

      Transactions in shares of beneficial interest during the year ended December 31, 2000 were as follows:

                                                                   Shares
                                                                 Issued in
                                                                Reinvestment                         Increase/
                                                                of Dividends                        (Decrease)
                                               Shares               and              Shares          in Shares
Portfolio                                       Sold            Distributions      Reacquired       Outstanding
--------------------------------------      -------------       ------------       ----------       -----------
Large Capitalization Growth
  Portfolio...........................        6,028,879           1,380,459        (5,377,127)       2,032,211
Large Capitalization Value
  Portfolio...........................        6,276,893           2,121,792        (7,270,984)       1,127,701
Small Capitalization Growth
  Portfolio...........................        3,030,706           3,664,619        (3,432,346)       3,262,979
Small Capitalization Value
  Portfolio...........................        2,426,852             769,738        (2,636,033)         560,557
International Equity Portfolio........        6,389,698           2,391,727        (7,821,753)         959,672
International Bond Portfolio..........          944,725              85,808        (1,734,510)        (703,977)
Total Return Bond Portfolio...........        2,747,360             426,663        (2,795,154)         378,869
Intermediate-Term Bond Portfolio......        5,550,374             719,958        (4,882,423)       1,387,909
Mortgage Backed Securities Portfolio..        1,476,095             349,495        (2,448,506)        (622,916)

--------------------------------------------------------------------------------

               THE TARGET PORTFOLIO TRUST
               Report of Independent Accountants

To the Trustees and Shareholders of
The Target Portfolio Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Large Capitalization Growth Portfolio, Large Capitalization Value Portfolio, Small Capitalization Growth Portfolio, Small Capitalization Value Portfolio, International Equity Portfolio, International Bond Portfolio, Total Return Bond Portfolio, Intermediate-Term Bond Portfolio, Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio (constituting The Target Portfolio Trust, hereafter referred to as the 'Trust') at December 31, 2001, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 15, 2002

--------------------------------------------------------------------------------

THE TARGET PORTFOLIO TRUST
Federal Income Tax Information (unaudited)


   As required by the Internal Revenue Code, we wish to advise you as to the federal tax status of dividends and distributions paid by the Fund during its fiscal year ended December 31, 2001. Further, we wish to advise you of the percentage of the ordinary income dividends (excluding long-term capital gains distributions) paid in 2001 that qualify for the corporate dividends received deduction available to corporate taxpayers.

   Detailed below, please find the aggregate dividends and distributions, per share, paid by each portfolio during the year ended December 31, 2001 as well as the corporate dividend received deduction percentage:

                                     Ordinary Dividends*                                                                Corporate
                                   ------------------------      Long-Term         Tax Return                           Dividend
                                               Short-Term      Capital Gains       of Capital       Total Dividends     Received
Portfolio                          Income    Capital Gains     Distributions     Distributions     and Distributions    Deduction
--------------------------------   ------    --------------    --------------    --------------    -----------------    ---------
Large Capitalization Growth
  Portfolio.....................   $.016             --                --                --             $  .016           100.00%
Large Capitalization Value
  Portfolio.....................    .186         $ .082            $ .078                --                .346            99.51%
Small Capitalization Value
  Portfolio.....................    .190           .619             1.286                --               2.095            15.97%
International Equity
  Portfolio.....................      --           .004              .116                --                .120               --%
International Bond Portfolio....      --             --                --            $ .160                .160               --%
Total Return Bond Portfolio.....    .540           .070              .040                --                .650               --%
Intermediate-Term Bond
  Portfolio.....................    .540           .209              .065                --                .814               --%
Mortgage Backed Securities
  Portfolio.....................    .650             --                --                --                .650               --%
U.S. Government Money Market
  Portfolio.....................    .037             --                --                --                .037               --%

    * For federal income tax purposes, ordinary income dividends and short-term capital gains distributions are taxable as ordinary income. Long-term capital gains distributions are taxable as capital gains income.

   The International Equity Portfolio has elected to give the benefit of foreign tax credit to its shareholders. Accordingly, shareholders who must report their gross income dividends and distributions in a federal income tax return will be entitled to a foreign tax credit, or an itemized deduction in computing their U.S. income tax liability. It is generally more advantageous to claim rather than take a deduction. For the fiscal year ended December 31, 2001 the International Equity Portfolio intends on passing through $0.03 of ordinary income distributions as a foreign tax credit.

      Detailed below, please find the Portfolios that utilized redemptions as distributions (per share) during the year ended December 31, 2001:

                                               Ordinary        Short-Term           Long-Term
                                                Income        Capital Gains       Capital Gains
                                               --------       -------------       -------------
Large Capitalization Value Portfolio.....       $0.004                --             $ 0.006
Small Capitalization Value Portfolio.....           --           $ 0.043               0.082
Intermediate-Term Bond Portfolio.........           --             0.020                  --

Important Notice For Certain Shareholders (unaudited)

   Many states do not tax the portion of mutual fund dividends attributed to interest from U.S. Government obligations. Listed below is the percentage of interest earned by the following Target portfolios from U.S. Government obligations for the calendar year 2001.

   To determine the amount of your dividends which may be exempt from state and local tax, simply multiply the amount in Box 1 of your 1099-Div (Ordinary Dividends) by the percentage listed below. These percentages do not apply to taxable capital gain distributions paid by the portfolios.

                                  Percentage of Interest from
                                        U.S. Government
Portfolio*                                obligations
-------------------------------   ---------------------------
Small Capitalization Value
  Portfolio....................               2.86%
Total Return Bond Portfolio....               7.65%
Intermediate-Term Bond
  Portfolio....................               3.80%
International Equity
  Portfolio....................               3.24%
U.S. Government Money Market
  Portfolio....................               8.28%

   * Due to certain minimum portfolio holding requirements in California, Connecticut and New York, residents of those states will not be able to exclude 2001 interest income from state and local taxes.

   Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your Prudential Securities Financial Adviser.

--------------------------------------------------------------------------------

               Management of the Trust (Unaudited)

      Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be 'interested persons' of the Trust defined in the 1940 Act are referred to as 'Independent Trustees.' Trustees who are deemed to be 'interested persons' of the Trust are referred to as 'Interested Directors.' 'Fund Complex' consists of the Trust and any other investment companies managed by PI.

      Independent Trustees

                                                                                                              Number of
                                                Term of Office                                              Portfolios in
                                                  and Length                                                Fund Complex
                             Position              of Time         Principal Occupations During Past 5       Overseen by
Name, Address** and Age      With Trust           Served***        Years                                       Trustee
-------------------------------------------------------------------------------------------------------------------------
Eugene C. Dorsey (75)        Trustee              since 1992       Retired President, Chief Executive            78
                                                                   Officer and Trustee of the Gannett
                                                                   Foundation (now Freedom Forum);
                                                                   formerly Publisher of four Gannett
                                                                   newspapers and Vice President of
                                                                   Gannett Co., Inc.; Chairman of
                                                                   Independent Sector, Washington, D.C.
                                                                   (largest national coalition of
                                                                   philanthropic organizations);
                                                                   Chairman of the American Council for
                                                                   the Arts; formerly Director of the
                                                                   Advisory Board of Chase Manhattan
                                                                   Bank of Rochester.

Saul K. Fenster, Ph.D.       Trustee              since 2000       President (since December 1978) of            79
(68)                                                               New Jersey Institute of Technology;
                                                                   Commissioner (since 1998) of the
                                                                   Middle States Association Commission
                                                                   on Higher Education; Commissioner
                                                                   (since 1985) of the New Jersey
                                                                   Commission on Science and Technology;
                                                                   Director (since 1998) Society of
                                                                   Manufacturing Engineering Education
                                                                   Foundation, formerly a director or
                                                                   trustee of Liberty Science Center,
                                                                   Research and Development Council of
                                                                   New Jersey, New Jersey State Chamber
                                                                   of Commerce, and National Action
                                                                   Council for Minorities in
                                                                   Engineering.

Robert E. La Blanc (67)      Trustee              since 1996       President (since 1981) of Robert E.           74
                                                                   La Blanc Associates, Inc.
                                                                   (telecommunications); formerly
                                                                   General Partner at Salomon Brothers;
                                                                   Vice-Chairman of Continental Telecom;
                                                                   and Trustee of Manhattan College.

Douglas H. McCorkindale      Trustee              since 1996       Formerly Vice Chairman (March 1984 -          75
(62)                                                               May 2000) of Gannett Co. Inc.


                           Other Directorships Held by
Name, Address** and Age    the Trustee****
-------------------------  ----------------------------
Eugene C. Dorsey (75)      Director (since 1996) of
                           First Financial Fund, Inc.
                           (First Financial) and High
                           Yield Plus Fund, Inc. (High
                           Yield Plus).

Saul K. Fenster, Ph.D.     Director (since 2000), of
(68)                       IDT Corporation.

Robert E. La Blanc (67)    Director of Storage
                           Technology Corporation
                           (since 1979), Titan
                           Corporation (electronics,
                           since 1995), Salient 3
                           Communications, Inc. (since
                           1995), Chartered
                           Semiconductor Ltd.
                           (Singapore) (since 1998);
                           First Financial (since 1999)
                           and High Yield Plus (since
                           1999).
Douglas H. McCorkindale    Chairman (since February
(62)                       2001), Chief Executive
                           Officer (since June 2000)
                           and President (since
                           September 1997) of Gannett
                           Co. Inc. (publishing and
                           media); Director of Gannett
                           Co. Inc., and Continental
                           Airlines, Inc.; Director
                           (since May 2001) of Lockheed
                           Martin Corp. and High Yield
                           Plus (since 1996).

--------------------------------------------------------------------------------

               THE TARGET PORTFOLIO TRUST
               Management of the Trust (Unaudited) (cont'd)

                                                                                                              Number of
                                                Term of Office                                              Portfolios in
                                                  and Length                                                Fund Complex
                             Position              of Time         Principal Occupations During Past 5       Overseen by
Name, Address** and Age      With Trust           Served***        Years                                       Trustee
-------------------------------------------------------------------------------------------------------------------------
W. Scott McDonald, Jr.       Trustee              since 2000       Vice President (since 1997) of                79
(64)                                                               Kaludis Consulting Group, Inc.
                                                                   (company serving higher education);
                                                                   formerly principal (1993 - 1997),
                                                                   Scott McDonald & Associates, Chief
                                                                   Operating Officer (1991 - 1995),
                                                                   Fairleigh Dickinson University,
                                                                   Executive Vice President and Chief
                                                                   Operating Officer (1975 - 1991), Drew
                                                                   University, interim President (1988 -
                                                                   1990), Drew University and founding
                                                                   director of School, College and
                                                                   University Underwriters Ltd.

Thomas T. Mooney (60)        Trustee              since 1996       President of the Greater Rochester            95
                                                                   Metro Chamber of Commerce; formerly
                                                                   Rochester City Manager; formerly
                                                                   Deputy Monroe County Executive;
                                                                   Trustee of Center for Governmental
                                                                   Research, Inc.; Director of Blue
                                                                   Cross of Rochester, Monroe County
                                                                   Water Authority and Executive Service
                                                                   Corps of Rochester.

Stephen Stoneburn (58)       Trustee              since 1999       President and Chief Executive Officer         74
                                                                   (since June 1996) of Quadrant Media
                                                                   Corp. (a publishing company);
                                                                   formerly President (June 1995 - June
                                                                   1996) of Argus Integrated Media,
                                                                   Inc.; Senior Vice President and
                                                                   Managing Director (January 1993 -
                                                                   1995) of Cowles Business Media and
                                                                   Senior Vice President of Fairchild
                                                                   Publications, Inc (1975 - 1989).

Joseph Weber, Ph.D. (78)     Trustee              since 2000       Vice President, Finance, Interclass           62
                                                                   (international corporate learning)
                                                                   since 1991; formerly President, The
                                                                   Alliance for Learning; retired Vice
                                                                   President, Member of the Board of
                                                                   Directors and Member of the Executive
                                                                   and Operating Committees,
                                                                   Hoffmann-LaRoche Inc; Member, Board
                                                                   of Overseers, New Jersey Institute of
                                                                   Technology. Trustee and Vice Chairman
                                                                   Emeritus, Fairleigh Dickinson
                                                                   University.

Clay T. Whitehead (63)       Trustee              since 1999       President (since 1983) of National            91
                                                                   Exchange Inc. (new business
                                                                   development firm).


                           Other Directorships Held by
Name, Address** and Age    the Trustee****
-------------------------  ----------------------------
W. Scott McDonald, Jr.
(64)

Thomas T. Mooney (60)      Director, President and
                           Treasurer of First Financial
                           (since 1986) and High Yield
                           Plus (since 1988).

Stephen Stoneburn (58)

Joseph Weber, Ph.D. (78)

Clay T. Whitehead (63)     Director (since 2000) of
                           First Financial and High
                           Yield Plus.

--------------------------------------------------------------------------------

      Interested Trustees

                                                                                                              Number of
                                                Term of Office                                              Portfolios in
                                                  and Length                                                Fund Complex
                             Position              of Time         Principal Occupations During Past 5       Overseen by
Name, Address** and Age      With Trust           Served***        Years                                       Trustee
-------------------------------------------------------------------------------------------------------------------------
*Robert F. Gunia (55)        Vice President       since 1999       Executive Vice President and Chief            112
                             and Trustee                           Administrative Officer (since June
                                                                   1999) of Prudential Investments LLC
                                                                   (PI); Executive Vice President and
                                                                   Treasurer (since December 1996) of
                                                                   PI; President (since April 1999) of
                                                                   Prudential Investment Management
                                                                   Services LLC (PIMS); Corporate Vice
                                                                   President (since September 1997) of
                                                                   The Prudential Insurance Company of
                                                                   America (Prudential); formerly Senior
                                                                   Vice President (March 1987 - May
                                                                   1999) of Prudential Securities
                                                                   Incorporated (Prudential Securities);
                                                                   formerly Chief Administrative Officer
                                                                   (July 1989 - September 1996),
                                                                   Director (January 1989 - September
                                                                   1996) and Executive Vice President,
                                                                   Treasurer and Chief Financial Officer
                                                                   (June 1987 - December 1996) of PMF.

*David R. Odenath, Jr        President and        since 1999       Officer in Charge, President, Chief           115
(44)                         Trustee                               Executive Officer and Chief Operating
                                                                   Officer (since June 1999) of PI;
                                                                   Senior Vice President (since June
                                                                   1999) of Prudential; formerly Senior
                                                                   Vice President (August 1993 - May
                                                                   1999) of PaineWebber Group, Inc.

                           Other Directorships Held by
Name, Address** and Age    the Trustee****
-------------------------  ---------------------------
*Robert F. Gunia (55)      Vice President and Director
                           (since May 1989) of The Asia
                           Pacific Fund, Inc.; Vice
                           President and Director
                           (since May 1992) of
                           Nicholas-Applegate Fund,
                           Inc.
*David R. Odenath, Jr (44)

      Information pertaining to the Officers of the Trust is set forth below.

      Officers

                                                                        Term of Office
                                                                          and Length
                                                     Position              of Time         Principal Occupations During Past 5
                        Name, Address** and Age      With Trust           Served***        Years
                        --------------------------------------------------------------------------------------------------------
                        Judy A. Rice (54)            Vice President       since 2000       Executive Vice President (since 1999)
                                                                                           of Prudential Investments; Executive
                                                                                           Vice President (since 1999) of PI;
                                                                                           formerly various positions to Senior
                                                                                           Vice President (1992 - 1999) of
                                                                                           Prudential Securities; and various
                                                                                           positions to Managing Director (1975
                                                                                           -1992) of Salomon Smith Barney;
                                                                                           Governor of the Money Management
                                                                                           Institute; Member of the Prudential
                                                                                           Securities Operating Council and the
                                                                                           National Association for Variable
                                                                                           Annuities.

--------------------------------------------------------------------------------

               THE TARGET PORTFOLIO TRUST
               Management of the Trust (Unaudited) (cont'd)

                                                                        Term of Office
                                                                          and Length
                                                     Position              of Time         Principal Occupations During Past 5
                        Name, Address** and Age      With Trust           Served***        Years
                        --------------------------------------------------------------------------------------------------------
                        Grace C. Torres (42)         Treasurer and        since 1995       Senior Vice President (since January
                                                     Principal                             2000) of PI; formerly First Vice
                                                     Financial and                         President (December
                                                     Accounting                            1996 - January 2000) of PI and First
                                                     Officer                               Vice President (March 1993 - 1999) of
                                                                                           Prudential Securities.

                        George P. Attisano (46)      Secretary            since 2000       Vice President and Corporate Counsel
                                                                                           of Prudential and Vice President and
                                                                                           Assistant Secretary of PI (September
                                                                                           2000); formerly Associate Attorney of
                                                                                           Kramer Levin Naftalis & Frankel LLP
                                                                                           (April 1998 - September 2000) and
                                                                                           Associate Attorney of Wilkie Farr &
                                                                                           Gallagher (September 1996 - April
                                                                                           1998).

                        William V. Healey (48)       Assistant            since 2000       Vice President and Associate General
                                                     Secretary                             Counsel (since 1998) of Prudential;
                                                                                           Executive Vice President, Secretary
                                                                                           and Chief Legal Officer (since
                                                                                           February 1999) of PI; Senior Vice
                                                                                           President, Chief Legal Officer and
                                                                                           Secretary (since December 1998) of
                                                                                           PIMS; Executive Vice President, Chief
                                                                                           Legal Officer and Secretary (since
                                                                                           February 1999) of PMFS; Director
                                                                                           (since June 1999) of ICI Mutual
                                                                                           Insurance Company; prior to August
                                                                                           1998, Associate General Counsel of
                                                                                           the Dreyfus Corporation (Dreyfus), a
                                                                                           subsidiary of Mellon Bank, N.A.
                                                                                           (Mellon Bank), and an officer and/or
                                                                                           director of various affiliates of
                                                                                           Mellon Bank and Dreyfus.


------------------------------

    *  'Interested' Trustee, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.

   **  Unless otherwise noted, the address of the Trustees and Officers is c/o:
       Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, 9th
       Floor, Newark, New Jersey 07102-4077.

  ***  There is no set term of office for Trustees and Officers. The Independent
       Trustees have adopted a retirment policy which calls for the retirement of
       Trustees on December 31 of the year in which they reach the age of 75, except for Mr. Weber, who will retire by December 31, 2002. The table shows the number of years that an individual has served as a Trustee or Officer.

 ****  This column includes only directorships of companies required to report to the
       SEC under the Securities and Exchange Act of 1934 (that is, 'public companies')
       or other investment companies registered under the Act.

Additional information about the Trust's Trustees is included in the Trust's statement of additional information, which is available without charge, upon request, by calling
(800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

--------------------------------------------------------------------------------

This page intentionally left blank

Large Capitalization
Growth Portfolio

Average Annual Total Returns
With Target Program Fee     One Year     Five Years     Since Inception (1/5/93)
                             -31.36%         11.07%             10.21%
Without Target Program Fee  One Year     Five Years     Since Inception (1/5/93)
                             -30.32%         12.75%             11.88%


Comparison of Change in Value of a $10,000 Investment
(Line Graph)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Large Capitalization Growth Portfolio with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 10.49% and the growth of a $10,000 investment would have been $24,516. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

Large Capitalization
Value Portfolio

Average Annual Total Returns
With Target Program Fee     One Year     Five Years     Since Inception (1/5/93)
                              -0.30%           6.81%           8.91%
Without Target Program Fee  One Year     Five Years     Since Inception (1/5/93)
                               1.21%          8.43%           10.56%


Comparison of Change in Value of a $10,000 Investment
(Line Graph)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Large Capitalization Value Portfolio with a similar investment in the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) and the Russell 1000 Value Index by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 9.19% and the growth of a $10,000 investment would have been $22,034. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The S&P 500 Index is an index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a lesser-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of large-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

Small Capitalization
Growth Portfolio

Average Annual Total Returns
With Target Program Fee     One Year     Five Years     Since Inception (1/5/93)
                             -20.53%          4.06%          7.87% (7.86)
Without Target Program Fee  One Year     Five Years     Since Inception (1/5/93)
                             -19.33%          5.63%          9.50% (9.49)


Comparison of Change in Value of a $10,000 Investment
(Line Graph)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Small Capitalization Growth Portfolio with a similar investment in the Russell 2000 Index and the Russell 2000 Growth Index by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 8.14% and the growth of a $10,000 investment would have been $20,211. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of management fees and/or expense subsidization, the Portfolio's average annual total returns would have been lower, as indicated in parentheses.

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Growth Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund. or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

Small Capitalization
Value Portfolio

Average Annual Total Returns
With Target Program Fee     One Year     Five Years     Since Inception (1/5/93)
                              15.48%         10.64%         11.50%
Without Target Program Fee  One Year     Five Years     Since Inception (1/5/93)
                              17.23%         12.32%         13.19%


Comparison of Change in Value of a $10,000 Investment
(Line Graph)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Small Capitalization Value Portfolio with a similar investment in the Russell 2000 Index and the Russell 2000 Value Index by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 11.78% and the growth of a $10,000 investment would have been $27,219. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Russell 2000 Index is a weighted index that comprises the smallest 2,000 stocks among the largest 3,000 equity-capitalized U.S. corporations and represents approximately 10% of their aggregate market value. The Russell 2000 Value Index comprises securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of small-capitalization equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

International Equity
Portfolio

Average Annual Total Returns
With Target Program Fee     One Year     Five Years     Since Inception (1/5/93)
                             -25.69%         -0.03%         5.79%
Without Target Program Fee  One Year     Five Years     Since Inception (1/5/93)
                             -24.56%          1.48%         7.39%

Comparison of Change in Value of a $10,000 Investment
(Line Graph)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target International Equity Portfolio with a similar investment in the Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE Index) by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.50% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.25%, the average annual total return since inception would have been 6.05% and the growth of a $10,000 investment would have been $16,960. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The MSCI EAFE Index is a weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East. The MSCI EAFE Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the MSCI EAFE Index may differ substantially from the securities in the Portfolio. The MSCI EAFE Index is not the only one that may be used to characterize performance of international equity funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

International Bond
Portfolio

Average Annual Total Returns
With Target Program Fee     One Year     Five Years    Since Inception (5/17/94)
                              -6.67%         -3.15%        0.02% (-0.06)
Without Target Program Fee  One Year     Five Years    Since Inception (5/17/94)
                              -5.73%         -2.18%        1.03% (0.94)


Comparison of Change in Value of a $10,000 Investment
(Line Graph)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target International Bond Portfolio with a similar investment in the Salomon Smith Barney Non-U.S. World Government Bond Index Unhedged (SSB Non-U.S. WGB Index Unhedged) by portraying the initial account values at the commencement of operations (May 17, 1994) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been -0.33% and the growth of a $10,000 investment would have been $9,754. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of management fees and/or expense subsidization, the Portfolio's average annual total returns would have been lower, as indicated in parentheses.

The SSB Non-U.S. WGB Index Unhedged is an index that measures the total return performance of high-quality securities in major sectors of the international bond market, that comprises only high-quality, straight-issues. The SSB Non-U.S. WGB Index Unhedged is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the SSB Non-U.S. WGB Index Unhedged may differ substantially from the securities in the Portfolio. The SSB Non-U.S. WGB Index Unhedged is not the only one that may be used to characterize performance of international bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

Total Return
Bond Portfolio

Average Annual Total Returns
With Target Program Fee     One Year     Five Years     Since Inception (1/5/93)
                               6.89%          6.07%         6.24% (6.21)
Without Target Program Fee  One Year     Five Years     Since Inception (1/5/93)
                               7.97%          7.14%         7.31% (7.27)


Comparison of Change in Value of a $10,000 Investment
(Line Graph)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Total Return Bond Portfolio with a similar investment in the Lehman Brothers Government/Credit Bond Index (LB Gov't/Credit Bond Index) and the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond Index) by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.87% and the growth of a $10,000 investment would have been $16,694. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of management fees and/or expense subsidization, the Portfolio's average annual total returns would have been lower, as indicated in parentheses.

The Portfolio has changed its benchmark to the LB Aggregate Bond Index to represent a benchmark that more closely correlates to the way the Portfolio is managed. The LB Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and nonconvertible investment-grade debt issues with at least $100 million par amount outstanding and with at least one year to final maturity.

The LB Gov't/Credit Bond Index is a weighted index comprising publicly traded intermediate and long-term government and corporate debt with an average maturity of 10 years. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

Intermediate-Term
Bond Portfolio

Average Annual Total Returns
With Target Program Fee     One Year     Five Years     Since Inception (1/5/93)
                               7.11%          5.94%          5.98%
Without Target Program Fee  One Year     Five Years     Since Inception (1/5/93)
                               8.19%          7.01%          7.05%


Comparison of Change in Value of a $10,000 Investment
(Line Graph)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Intermediate-Term Bond Portfolio with a similar investment in the Lehman Brothers Intermediate Government/Credit Bond Index (LB Int. Gov't/Credit Bond Index) by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.61% and the growth of a $10,000 investment would have been $16,333. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The LB Int. Gov't/Credit Index is a weighted index comprising securities issued by the U.S. government and its agencies, and securities publicly issued by corporations, with 1 to 10 years remaining to maturity and rated investment grade. The LB Int. Gov't/Credit Bond Index is unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in the LB Int. Gov't/Credit Bond Index may differ substantially from the securities in the Portfolio. The LB Int. Gov't/Credit Bond Index is not the only one that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

Mortgage Backed
Securities Portfolio

Average Annual Total Returns
With Target Program Fee     One Year     Five Years     Since Inception (1/5/93)
                               6.72%          5.86%        6.06% (6.01)
Without Target Program Fee  One Year     Five Years     Since Inception (1/5/93)
                               7.79%          6.93%        7.13% (7.08)


Comparison of Change in Value of a $10,000 Investment
(Line Graph)

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The graph compares a $10,000 investment in the Target Mortgage Backed Securities Portfolio with a similar investment in the Salomon Smith Barney Mortgage-Backed Securities Index (SSB MBS Index) and the Lehman Brothers Mortgage-Backed Securities Index (LB MBS Index) by portraying the initial account values at the commencement of operations (January 5, 1993) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. The graph takes into account the maximum quarterly investment advisory fee associated with the Prudential Securities Target Program of 1.00% annually for retail investors. For individual retirement plans and qualified employee benefit plans, taking into account the maximum investment advisory fee of 1.35%, the average annual total return since inception would have been 5.69% and the growth of a $10,000 investment would have been $16,443. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares. Without waiver of management fees and/or expense subsidization, the Portfolio's average annual total returns would have been lower, as indicated in parentheses.

The Portfolio has changed its benchmark to the LB MBS Index to represent a benchmark that more closely correlates to the way the Portfolio is being managed. The LB MBS Index is a market capitalization-weighted index of 15-year and 30-year fixed-rate securities backed by mortgage pools of the GNMA, the FNMA, and the FHLMC, and balloon mortgages with fixed-rate coupons. The SSB MBS Index comprises 15-year and 30-year GNMA, FNMA, and FHLMC pass-through, and FNMA and FHLMC balloon mortgages. These indexes are unmanaged, and the total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities in these indexes may differ substantially from the securities in the Portfolio. These indexes are not the only ones that may be used to characterize performance of bond funds, and other indexes may portray different comparative performance. Investors cannot invest directly in an index.

This graph is furnished to you in accordance with Securities and Exchange Commission (SEC) regulations.

Notes

Notes

(Logo) Target Portfolio Trust

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Maurice F. Holmes
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr.
President

Robert F. Gunia
Vice President

Judy A. Rice
Vice President

Grace C. Torres
Treasurer

George P. Attisano
Secretary

William V. Healey
Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Columbus Circle Investors
Metro Center
One Station Plaza
Stamford, CT 06902

Credit Suisse Asset
   Management, LLC
466 Lexington Avenue
New York, NY 10172

EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Fischer Francis
   Trees & Watts, Inc.
200 Park Avenue
New York, NY 10166

Hotchkis and Wiley
   Capital Management, LLC
725 S. Figueroa Street
Suite 3900
Los Angeles, CA 90017

J.P. Morgan Fleming Asset
   Management USA, Inc.
320 Park Avenue
New York, NY 10022

J.P. Morgan Investment
   Management, Inc.
522 Fifth Avenue
New York, NY 10036

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Oak Associates, Ltd.
3875 Embassy Parkway
Suite 250
Akron, OH 44333

Pacific Investment
   Management Company
840 Newport Center Drive
Newport Beach, CA 92660

Sawgrass Asset Management, LLC
4337 Pablo Oaks Court
Jacksonville, FL 32224

Wellington Management
   Company, LLP
75 State Street
Boston, MA 02109

Distributor
Prudential Investment
   Management Services LLC
Gateway Center Three, 14th Fl.
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and
   Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund
   Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795


Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Prudential Financial is a service mark of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

Fund Symbols                     Nasdaq      CUSIP                                           Nasdaq      CUSIP
Large Capitalization Growth      TALGX     875921207     Large Capitalization Value Fund     TALVX     875921108
Small Capitalization Growth      TASGX     875921405     Small Capitalization Value Fund     TASVX     875921306
International Equity             TAIEX     875921504     International Bond                  TIBPX     875921876
Total Return Bond                TATBX     875921884     Intermediate-Term Bond              TAIBX     875921801
Mortgage-Backed Securities       TGMBX     875921702     U.S. Government Money Market        PUGXX     875921603

IFS-A068754                                                                                             TMF 158E